UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RiverNorth Funds

(Exact name of registrant as specified in charter)

433 W. Van Buren Street, 1150-E

Chicago, IL 60607

(Address of principal executive offices) (Zip code)

Marc L. Collins

433 W. Van Buren Street, 1150-E

Chicago, IL 60607

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-832-1440

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2021

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

9.30.2021

Annual Report

RN

RiverNorth Funds	Table of Contents

Shareholder Letter	2
Opportunistic Closed-End Fund Strategies
Portfolio Update	4
RiverNorth Core Opportunity Fund	6
RiverNorth/DoubleLine Strategic Income Fund	11
RiverNorth/Oaktree High Income Fund	16
RiverNorth Funds Schedule of Investments and Financial Statements
Disclosure of Fund Expenses	24
Schedule of Investments
RiverNorth Core Opportunity Fund	26
RiverNorth/DoubleLine Strategic Income Fund	30
RiverNorth/Oaktree High Income Fund	85
Statement of Assets and Liabilities
RiverNorth Core Opportunity Fund	103
RiverNorth/DoubleLine Strategic Income Fund	104
RiverNorth/Oaktree High Income Fund	105
Statement of Operations
RiverNorth Core Opportunity Fund	107
RiverNorth/DoubleLine Strategic Income Fund	108
RiverNorth/Oaktree High Income Fund	109
Statements of Changes in Net Assets
RiverNorth Core Opportunity Fund	110
RiverNorth/DoubleLine Strategic Income Fund	112
RiverNorth/Oaktree High Income Fund	114
Financial Highlights
RiverNorth Core Opportunity Fund	116
RiverNorth/DoubleLine Strategic Income Fund	124
RiverNorth/Oaktree High Income Fund	132
Notes to Financial Statements	139
Report of Independent Registered Public Accounting Firm	161
Additional Information	162
Liquidity Risk Management Program	166
Trustees & Officers	167

RiverNorth Funds	Shareholder Letter

September 30, 2021 (Unaudited)

Dear Fellow Shareholders,

RiverNorth Capital Management, LLC's ("RiverNorth") area of focus is across four specialty asset classes: Closed-End Funds (CEFs), Business Development Companies (BDCs), Special Purpose Acquisition Companies (SPACs), and Investment Company Debt (debt securities issued by registered investment companies such as CEFs and BDCs, abbreviated as ICD).

As one of the largest institutional investors in CEFs and BDCs, RiverNorth thrives on discount volatility in these assets. Our opportunistic investment strategies are structured in a way to increase CEF/BDC exposure as discounts widen and decrease CEF/BDC exposure when discounts narrow. Because these securities are mostly owned by retail investors, the discount/premium swings, that may be motivated by fear and greed, can be drastic at times. As the economy and capital markets have continued to rebound from the pandemic-driven lows, CEFs and BDCs have experienced very strong performance. This strong performance has come from a combination of net asset value (NAV) gains and significant discount narrowing. Except for commodity CEFs, every CEF peer group we track delivered a positive return over the past 12 months ended September 30, 2021. The CEF initial public offering (IPO) market has also remained open and is experiencing robust growth. It is possible that calendar year 2021 will be the best year since 2007 based on IPO assets.

SPACs were very popular into the first quarter of 2021. Acquisition announcements were being well received by the market and investor demand had skyrocketed. SPAC IPOs raised more capital in the first quarter of 2021 than they had in the previous ten years combined. By the second quarter, investor enthusiasm had cooled off considerably, and that trend continued through the end of the fiscal year ended September 30, 2021. In early 2021, high investor demand led to sponsors getting much better terms than had been normal in the past. During Q3 2021, the situation completely reversed. Investor demand for SPACs has gone down while many sponsors still wanted to go forward with their IPOs. To induce investors into buying shares, sponsors have had to be much more generous, and as a result, we are seeing the best IPO terms for investors since RiverNorth started buying SPACs in 2016. As the SPAC market has weakened, we have been active buyers.

Spreads for ICD have also narrowed considerably from pandemic levels. Notwithstanding tighter spreads, we still believe these yields, when considering the duration and credit risk, are relatively attractive vs. investment grade corporate debt. We are finding good opportunities in the smaller, off-the-run, and/or non-rated deals, where spreads are meaningfully wider.

Looking forward, we believe RiverNorth is well-positioned to capitalize on future volatility and opportunities within the CEF, BDC, ICD and SPAC markets. The fourth quarter typically provides trading opportunity as other investors reposition their CEF portfolios. Recently, investors have been selling longer duration assets in response to inflation concerns. This may give us the chance to add some additional exposure on weakness.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Shareholder Letter

September 30, 2021 (Unaudited)

We are pleased to provide you with the 2021 Annual Report for the RiverNorth Funds. The report reviews our three opportunistic closed-end strategies: the RiverNorth Core Opportunity Fund (RNCIX/RNCOX), the RiverNorth/DoubleLine Strategic Income Fund (RNSIX/RNDLX), and the RiverNorth/Oaktree High Income Fund (RNHIX/RNOTX).

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,

Patrick W. Galley, CFA

President and Chief Investment Officer

RiverNorth Funds

Opinions and estimates offered constitute our judgement and are subject to change.

Definitions:

Closed-End Fund – A closed-end fund is a portfolio of pooled assets that raises a fixed amount of capital through an initial public offering (IPO) and then lists shares for trade on a stock exchange.

Market Price – The market price at which a closed-end fund trades often varies from its NAV. Some funds have market prices below their NAVs, referred to as a discount. Conversely, some funds have market prices above their NAVs, referred to as a premium.

Annual Report | September 30, 2021	3

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Closed-End Fund Market Overview

In the past twelve months, the average closed-end fund (CEF) reported a market price total return of 28.3%. The peer group index returns for equity1, taxable bond1 and municipal bond funds1 were 46.7%, 23.5%, 13.3%, respectively.

These returns reflect the continuation of the strong economic and capital markets recovery from the pandemic-driven lows of early 2020.

On September 30, 2021, the average CEF discount was 2.28%. Going back to the end of 19962, this places us in the 19th percentile of widest discounts (i.e., the average discount has been wider on 81% of the trading days since 1996). As a point of reference, in March 20202, when discounts bottomed around 20%, the market was in the 99th percentile of widest discounts.

We believe that CEF discounts are one measure of investor sentiment towards financial assets. Narrow CEF discounts combined with low interest rates, tight credit spreads, equity market indices at/near all-time highs and relatively subdued market volatility demonstrates that investors are generally comfortable with owning risk assets. However, with the recent uptick in interest rates, we have seen more volatility in the markets.

Leveraged CEFs continue to benefit from low borrowing costs. On September 30, 2021, the 1-week Security Industry and Financial Market Assoc. Index (SIFMA) and 1-month London Interbank Offered Rate (LIBOR) rates were at 0.05% and 0.08%, respectively. At the same time, the yield curve has steepened and therefore earnings power has improved. As of September 30, 2021, the average CEF distribution yield is 6.3%.

Attractive and stable distribution yields, strong recent performance, and the continuation of shareholder activism may cause discounts to narrow further. Of course, any significant and prolonged volatility in the capital markets would likely have the opposite effect as CEF market prices are generally correlated to the performance of risk assets.

(1)	Source: RiverNorth. Derived from Morningstar and Bloomberg data.
(2	Source: RiverNorth; Morningstar, Inc.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Definitions:

Equity Closed-End Funds – Domestic equity closed-end funds are defined as funds investing their assets primarily in U.S. equity securities; generally, these funds are seeking long-term capital appreciation rather than income.

London Interbank Offered Rate (LIBOR) – LIBOR is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans.

Municipal Bond Closed-End Funds – Municipal bond closed-end funds are defined as funds that invest in a diversified portfolio of investment grade municipal bonds in a variety of sectors and States.

SIFMA (Security Industry/Financial Market Assoc.) Index – SIFMA is a 7-day high-grade market index comprised of tax-exempt Variable Rate Demand Obligations (VRDOs) with certain characteristics. The Index is calculated and published by Bloomberg. The indexes cannot be invested in directly and do not reflect fees and expenses.

Taxable Bond Closed-End Funds – Taxable bond closed-end funds are defined as funds that invest in debt securities whose return is subject to taxes at the local, state or federal level, or some combination thereof.

Yield – Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment's cost, its current market value or its face value.

Yield Curve - A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

Annual Report | September 30, 2021	5

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

RiverNorth Core Opportunity Fund

What is the Fund's investment strategy?

The RiverNorth Core Opportunity Fund (the “Fund”) opportunistically allocates its assets to four niche asset classes: closed-end funds (CEFs), special purpose acquisition companies (SPACs), business development companies (BDCs), and investment company debt (ICD). The Fund also allocates to exchange-traded funds (ETFs) and cash/equivalents to preserve fund level liquidity, while providing a source of dry powder to take advantage of tactical allocation opportunities.

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve-month period ended September 30, 2021, the Class I share (symbol: RNCIX) returned 32.96% and the Class R share (symbol: RNCOX) returned 32.58%. These returns compare to the S&P 500 Total Return Index of 30.00%, the Bloomberg Barclays U.S. Aggregate Bond Index return of -0.90%, and the Morningstar U.S. Fund Allocation Category average return of 19.82%.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class R, the Blend Index, and the S&P 500® Index.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Comparison of a $100,000 Investment in the RiverNorth Core Opportunity Fund Class I, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ended September 30, 2021
	1-Year	3-Year	5-Year	10 Year	Since Inception(1)(2)
RiverNorth Core Opportunity Fund – Class I (RNCIX)(3)	32.96%	10.11%	10.18%	9.92%	8.48%
RiverNorth Core Opportunity Fund – Class R (RNCOX)	32.58%	9.82%	9.90%	9.65%	8.21%
Blend Index(4)	16.92%	12.10%	11.43%	11.24%	7.95%
S&P 500® Index(4)	30.00%	15.99%	16.90%	16.63%	10.01%

(1)	Inception date of Class R is December 27, 2006.
(2)	Inception date of Class I is August 11, 2014.
(3)	In presenting performance information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio and performance of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer Institutional share class would have been substantially similar to the performance of the Fund’s Retail share class because both share classes of the Fund are invested in the same portfolio of securities and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Annual Report | September 30, 2021	7

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

(4)	Blend Index consists of 60% S&P 500® Index and 40% Bloomberg Barclays Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses. The S&P 500® and Blend Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2021: 2.69% (RNCIX); 2.94% (RNCOX). In presenting expense information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across share classes will vary over time. The annualized net expense ratio in this annual report dated September 30, 2021 is 1.33% (RNCIX); 1.58% (RNCOX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2021 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2021 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth Core Opportunity Fund's relative performance during the period?

Each of the niche asset classes referenced above contributed positively to Fund performance over the period. The most significant contributing factor was the Fund’s exposure to CEFs as net asset value (NAV) performance was strong, and discounts narrowed substantially. Within the CEF portfolio, equity CEFs (U.S. and global) were the strongest contributors to performance while commodity CEFs detracted over the period.

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2021?

We have allocated 58.67% of the portfolio to CEFs, 9.72% to SPACs, 6.51% to BDCs, and 6.22% to ICD. Additionally, we have 17.26% of the portfolio in cash and 1.06% in ETFs.

Over the past year, we’ve decreased our exposure to CEFs, while increasing our exposure to SPACs and cash. Our allocation to BDCs and ICD was relatively unchanged.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Investment Vehicle Allocation(1) (percentages are based on net assets)

Asset Class Allocation(1) (percentages are based on net assets)

Fixed Income Allocation(1)(2) (percentages are based on net assets)

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s investment decisions will produce the desired results. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Market Risk – economic conditions, interest rates and political events may affect the securities markets. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small-Cap Risk – small cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Annual Report | September 30, 2021	9

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

(2)	Credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each CEF as provided by the adviser of said CEF. If a credit breakdown is not provided by the adviser, Bloomberg is used. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rate lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional information at www.rivernorth.com.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

What is the Fund's investment strategy?

The RiverNorth/DoubleLine Strategic Income ("the Fund") invests in a broad range of fixed income securities of U.S. and foreign issuers, including closed-end funds ("CEFs").

Assets of the Fund are tactically managed across three strategies (or sleeves). RiverNorth Capital Management, LLC (“RiverNorth”) oversees the strategy weights and manages the Tactical Closed-End Fund Income Strategy. The RiverNorth strategy provides diversified exposure to the fixed income market through opportunistic investments in closed-end bond funds, and business development companies (BDC). Sector allocations are based on RiverNorth's assessment of relative value among asset classes and CEFs. Jeffrey Gundlach, CEO and CIO of DoubleLine Capital, LP (“DoubleLine”), and his team oversee the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy seeks to achieve positive absolute returns and is managed without duration constraints. The Core Fixed Income Strategy incorporates an active asset allocation approach in an effort to mitigate risk and achieve the highest possible risk-adjusted returns.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

For the twelve-month period ended September 30, 2021, the Class I share (symbol: RNSIX) returned 7.52% and the Class R share (symbol: RNDLX) returned 7.23%. The Bloomberg Barclays Capital U.S. Aggregate Bond Index returned -0.90%, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund Class R and the Barclays Capital U.S. Aggregate Bond Index

Annual Report | September 30, 2021	11

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Comparison of a $100,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund Class I and the Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns for Periods Ended September 30, 2021
	1-Year	3-Year	5-Year	10 Year	Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	7.52%	6.36%	4.83%	5.53%	5.97%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	7.23%	6.11%	4.56%	5.26%	5.72%
Bloomberg Barclays Capital U.S. Aggregate Bond Index(2)	-0.90%	5.36%	2.94%	3.01%	3.45%

(1)	Inception date is December 30, 2010.
(2)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2021: 1.39% (RNSIX); 1.64% (RNDLX). The annualized net expense ratio in this annual report dated September 30, 2021 is 0.86% (RNSIX) and 1.11% (RNDLX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2021 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2021 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund's relative performance during the period?

RiverNorth Tactical Closed-End Fund Income Sleeve

Each of the sleeve’s asset classes contributed positively to Fund performance over the period. The most significant contributing factor was the Fund’s exposure to CEFs as NAV performance was strong, and discounts narrowed substantially. Within the CEF portfolio, senior loan and high yield CEFs were the strongest contributors to performance while preferred CEFs had a relatively small impact.

DoubleLine Opportunistic Income Sleeve

For the 12-month period ended September 30, 2021, the portfolio materially outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of -0.90%. Outperformance was driven by asset allocation as the portfolio was overweight subordinated credit during an environment where risk taking was rewarded. Top contributors to outperformance included asset-backed securities (ABS), non-agency mortgage-backed securities (MBS), and commercial MBS. These sectors were among the hardest hit during the initial stages of the pandemic and thus stood the most to gain from the robust economic recovery that occurred over the past year. Corporate related sectors such as bank loans, collateralized loan obligations (CLOs), and emerging market debt also outperformed as corporate earnings rebounded sharply and defaults were minimal over the period. Agency residential mortgage-backed securities (RMBS) was the only sector with negative returns during the period driven by price declines as interest rates increased.

DoubleLine Core Fixed Income Sleeve

For the 12-month period ended September 30, 2021, the portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of -0.90%. Relative outperformance was driven primarily by asset allocation as the portfolio was overweight credit during an environment where risk assets outperformed. Corporate related sectors such as high yield, CLOs, and emerging market debt were the top performers over the year as corporate earnings rebounded sharply and minimal defaults occurred. Securitized credit sectors such as non-agency MBS, commercial MBS, and ABS also contributed to outperformance and benefitted from the global economic recovery. U.S. Treasuries and Agency RMBS were the only sectors with negative returns as they experienced price declines related to the increase in interest rates that occurred during the year.

How was the RiverNorth/DoubleLine Strategic Income Fund positioned at the end of September 2021?

We have allocated 31.58%, 32.97% and 35.45% to the Tactical CEF Income, Core Fixed Income, and Opportunistic Income sleeves, respectively. Compared to one year ago, the Fund reduced its exposure to the Tactical CEF Income sleeve in favor of a higher allocation to the Core Fixed Income sleeve. The allocation to the Opportunistic Income sleeve was relatively flat year-over year.

Annual Report | September 30, 2021	13

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Strategy (“Sleeve”) Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

(1)	Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk –The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.
(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each CEF as provided by the advisor of said CEF. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by DoubleLine, credit quality allocation is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch). Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Annual Report | September 30, 2021	15

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

RiverNorth/Oaktree High Income Fund

What is the Fund's investment strategy?

The RiverNorth/Oaktree High Income Fund ("the Fund") invests in a broad range of income producing securities including both fixed income and equity securities.

Assets of the Fund are tactically managed across three income strategies (or sleeves). RiverNorth Capital Management, LLC (“RiverNorth”) manages the Tactical Closed-End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed-end funds ("CEFs"). Oaktree Capital Management, LP ("Oaktree") manages the High Yield Bond and Senior Loan Strategies on a global basis. Oaktree will tactically manage the allocation between the High Yield Bond and Senior Loan Strategies based both on market opportunities and the risk and reward trade-offs between the two asset classes.

How did the RiverNorth/Oaktree High Income Fund perform relative to its benchmark during the reporting period?

For the 12-month period ended September 30, 2021, the Class I share (symbol: RNHIX) returned 8.55% and the Class R share (symbol: RNOTX) returned 8.31%. The ICE Bank of America Merrill Lynch Non-Financial Developed High Yield Constrained Index (the "BofA Non-Financial Developed HY Constrained Index") and CSFB Leveraged Loan Index returned 10.77% and 8.24%, respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund Class R, BofA ML Non-Financial Developed HY Constrained Index and the CSFB Leveraged Loan Index

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Comparison of a $100,000 Investment in the RiverNorth/Oaktree High Income Fund Class I, BofA ML Non-Financial Developed HY Constrained Index and the CSFB Leveraged Loan Index

Average Annual Total Returns for the Period Ended September 30, 2021

	1-Year	3-Year	5-Year	Since Inception(1)
RiverNorth/Oaktree High Income Fund – Class I (RNHIX)	8.55%	4.40%	4.49%	4.36%
RiverNorth/Oaktree High Income Fund – Class R (RNOTX)	8.31%	4.15%	4.24%	4.10%
BofA ML Non-Financial Developed HY Constrained Index(2)	10.77%	5.96%	5.93%	5.25%
CSFB Leveraged Loan Index(2)	8.24%	4.02%	4.53%	4.31%

(1)	Inception date is December 28, 2012.
(2)	The BofA ML Non-Financial Developed Markets HY Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield Index from developed markets countries but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The BofA ML Non-Financial Developed Markets HY Constrained Index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). The CSFB Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The BofA ML Non-Financial Developed Markets HY Constrained and the CSFB Leveraged Loan Indices are indices only and cannot be invested in directly.

Annual Report | September 30, 2021	17

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2021: 1.68% (RNHIX); 1.93% (RNOTX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNHIX) and 1.60% (RNOTX) of the average daily net assets of the Fund through January 31, 2021. The annualized net expense ratio in this annual report dated September 30, 2021 is 1.35% (RNHIX) and 1.60% (RNOTX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2021 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2021 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth/Oaktree High Income Fund's relative performance during the period?

RiverNorth Tactical Closed-End Fund Sleeve

The most significant contributing factor was the Fund’s exposure to high yield CEFs as NAV performance was strong, and discounts narrowed substantially. Conversely, the Fund’s exposure to BDCs had a relatively small impact on performance over the period.

Oaktree High Yield Bond & Senior Loan Sleeve

The portfolio generated a positive return over the twelve-month period.

The re-opening of the global economy, together with expansive monetary and fiscal policies, pushed risk assets higher over the trailing 12-month period. The S&P 500 was up an astounding 30%. High yield bonds and senior loans couldn’t quite keep pace with stocks but produced strong absolute returns over the period. Forward currency contracts had minimal impact on performance.

As we start the fourth quarter of 2021, credit fundamentals remain sound. In fact, there were no high yield bond defaults in the third quarter of 2021 and as of September 30, 2021, there were just a tiny number of bonds trading at or below 70% of par (an indicator of credit weakness).

The portfolio didn’t experience any defaults over the trailing twelve-month period.

There are plenty of risks to consider, including the Delta variant, rising prices and inflation. We certainly recognize that higher Treasury yields could penalize returns for all fixed income asset categories, including high yield bonds. Fortunately, high yield bonds have a moderate duration given their higher coupons and intermediate maturities. That makes them less correlated to treasuries and better positioned to hold up better in a rising rate environment than longer duration investment grade bonds.

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

For senior loans, while activity in the loan primary market is on track to set an annual record, the supply has been unable to match the tremendous demand from CLOs and retail investors. The spike in interest rates late in the quarter made floating-rate assets more attractive, buoying loan prices. At the end of September 2021, 32% of all loans were trading above par compared to 27% as of June 30, 2021. With most loans trading at or near par, we expect to earn a coupon-like return in the near to medium term, which bodes well for the Fund’s relative performance for the remainder of the year.

How was the RiverNorth/Oaktree High Income Fund positioned at the end of September 2021?

We have allocated 1.62% and 98.38% to the RiverNorth Tactical CEF Income and Oaktree High Yield Bond/Senior Loan sleeves, respectively. The CEF sleeve is primarily invested in the common shares of high yield CEFs.

Oaktree High Yield Bond & Senior Loan Sleeve

At the end of September 2021, the portfolio remained broadly diversified. Roughly 75% of the global portfolio was allocated to North America, with the balance invested in Europe. In terms of Industry exposure, Hotels, Restaurants & Leisure (7.4%) and Diversified Telecommunication Services (7.4%) represented the two largest sectors in the portfolio.

We are keeping our duration in check to ensure that the portfolio will not be disproportionately impacted if interest rates rise. Specifically, we have been monitoring our exposure to low coupon/longer duration bonds, which could prove quite vulnerable to rising rates.

Strategy Allocation

Annual Report | September 30, 2021	19

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

(1)	Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Closed- End Fund Risk – closed-end funds are exchange traded, may trade at a discount to their net asset values and may deploy leverage. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is highly specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the London Interbank Offered Rate (LIBOR) and a decline in LIBOR could negatively impact the Fund’s return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value. Secondary trading in loans is not fully-developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Valuation Risk – Loans and fixed-income securities are traded “over the counter” and because there is no centralized information regarding trading, the valuation of loans and fixed-income securities may vary.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each CEF as provided by the advisor of said CEF. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by Oaktree, the sub-adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Definitions:

Agency Mortgage-Backed Securities (Agency MBS) – Agency MBS are mortgage-backed securities issued by government-sponsored enterprises such as Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac).

Basis Point (bps) – A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index – The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

BofA Merrill Lynch Developed Markets High Yield Constrained Index – The BofA Merrill Lynch Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch). The index cannot be invested in directly and does not reflect fees and expenses.

Annual Report | September 30, 2021	21

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Business Development Company (BDC) – A Business Development Company (BDC) is an organization that invests in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Collateralized Loan Obligation (CLO) – A CLO is a security backed by a pool of debt, often low-rated corporate loans. The investor receives scheduled debt payments from the underlying loans but assumes most of the risk in the event that borrowers default.

Commercial Mortgage-Backed Securities (CMBS) – Commercial mortgage-backed securities (CMBS) are fixed-income investment products that are backed by mortgages on commercial properties rather than residential real estate.

Coupon – A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value.

CSFB Leveraged Loan Index – The CSFB Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated "5B" or lower, meaning that the highest rated issues included in this index are Moody's/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The index cannot be invested in directly and does not reflect fees and expenses.

Dry Powder – Dry Powder is an informal term that refers to highly liquid securities, cash reserves and any other security that can be converted to cash right away to meet debt obligations, cover operational expenses or invest in opportunities.

Floating Rate Coupons – Floating rate coupons are derived from financial instruments paying a variable or floating interest rate.

Inverse-Floater Securities – An inverse-floater is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate. An inverse floater adjusts its coupon payment as the interest rate changes.

Inverse-Interest Only Securities (Inverse IOs) – Inverse IOs are interest only securities that pay a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates).

Mezzanine Debt – Mezzanine debt has embedded equity instruments attached, often known as warrants, which increase the value of the subordinated debt and allow greater flexibility when dealing with bondholders.

Morningstar U.S. Fund Allocation Category – The Morningstar U.S. Fund Allocation Category - 50% to 70% Equity. Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2021 (Unaudited)

Mortgage-Backed Securities (MBS) – MBS are asset-backed securities that are secured by a mortgage or collection of mortgages.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS) – Non-Agency RMBS are mortgage-backed securities sponsored by private companies other than the government sponsored enterprises such as Fannie Mae, Ginnie Mae, or Freddie Mac.

Par – Par value, also known as nominal value, is the face value of a bond or the stock value stated in the corporate charter.

Residential Mortgage-Backed securities (RMBS) – RMBS are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

Special Purpose Acquisition Company (SPAC) – A SPAC is a company with no commercial operations that is formed strictly to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company.

Annual Report | September 30, 2021	23

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2021 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Funds (the "Trust" or "Funds"), you incur two types of costs:

(1)  transaction costs; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2021, and held for the six months ended September 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your variable account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2021 (Unaudited)

	Beginning Account Value 04/01/2021	Ending Account Value 09/30/2021	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Class I Shares
Actual	$1,000.00	$1,062.10	1.33%	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.33%	$6.73
Class R Shares
Actual	$1,000.00	$1,060.70	1.58%	$8.16
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	1.58%	$7.99
RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$1,029.00	0.86%	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36
Class R Shares
Actual	$1,000.00	$1,027.70	1.11%	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	1.11%	$5.62
RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$1,024.50	1.35%	$6.85
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83
Class R Shares
Actual	$1,000.00	$1,023.40	1.60%	$8.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365. Note this expense example is typically based on a six-month period.

Annual Report | September 30, 2021	25

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2021

Shares/Description		Value
CLOSED-END FUNDS - 58.39%
383,467	Aberdeen Emerging Markets Equity Income Fund, Inc.	$3,190,445
6,696	Barings Global Short Duration High Yield Fund	114,502
195,497	BlackRock 2022 Global Income Opportunity Trust	1,020,494
56,482	Blackrock Capital Allocation Trust	1,140,936
7,395	Blackrock Health Sciences Trust II	199,517
44,235	BlackRock Innovation & Growth Trust	800,654
38,867	Blackrock Science & Technology Trust	2,027,303
29,451	Blackstone Strategic Credit Fund	407,896
260,650	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	3,263,338
103,401	Calamos Long/Short Equity & Dynamic Income Trust	2,104,210
26,257	First Eagle Senior Loan Fund	28,095
56,645	First Trust Dynamic Europe Equity Income Fund	730,154
97,153	First Trust Energy Infrastructure Fund	1,238,701
116,958	First Trust MLP and Energy Income Fund	842,098
311,341	First Trust New Opportunities MLP & Energy Fund	1,768,417
26,500	First Trust Senior Floating Rate 2022 Target Term Fund	255,460
180,976	GDL Fund	1,625,164
540,375	Invesco Senior Income Trust	2,404,669
14,030	Ivy High Income Opportunities Fund	191,790
15,116	LMP Capital and Income Fund, Inc.	207,996
38,020	Macquarie Global Infrastructure Total Return Fund, Inc.	886,246
42,189	Morgan Stanley Emerging Markets Debt Fund, Inc.	384,342
137,854	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	806,446
112,394	NexPoint Credit Strategies Fund	1,563,401
439,479	Nuveen Credit Strategies Income Fund	2,882,982
57,125	Nuveen Floating Rate Income Opportunity Fund	570,108
449,438	Nuveen High Income November 2021 Target Term Fund	4,215,728
31,997	Nuveen Mortgage Opportunity Term Fund	663,938
112,903	Pershing Square Holdings Ltd.	4,075,798
19,267	PIMCO Dynamic Credit Income Fund	407,112
108,873	Special Opportunities Fund, Inc.	1,673,378
242,778	Sprott Focus Trust, Inc.	2,012,630
170,242	Sprott Physical Gold and Silver Trust(a)	2,916,245
81,696	Western Asset High Income Opportunity Fund, Inc.	424,002

TOTAL CLOSED-END FUNDS
(Cost $43,844,061)		47,044,195

BUSINESS DEVELOPMENT COMPANIES - 6.48%
218,512	Barings BDC, Inc.	2,408,002
188,777	First Eagle Alternative Capital BDC, Inc.	832,507

See Notes to Financial Statements.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2021

Shares/Description		Value
280,706	Oaktree Specialty Lending Corp.	$1,981,784

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $4,841,292)		5,222,293

SPECIAL PURPOSE ACQUISITION COMPANIES - 9.48%
13,110	Agba Acquisition, Ltd.(a)	142,637
3,099	Apollo Strategic Growth Capital II(a)	30,835
35,123	Ares Acquisition Corp.(a)	342,099
20,156	Austerlitz Acquisition Corp. I(a)	200,351
70,128	Austerlitz Acquisition Corp. II(a)	683,748
50,000	CC Neuberger Principal Holdings II, Class A(a)	491,000
40,000	CC Neuberger Principal Holdings III(a)	390,800
40,405	Churchill Capital Corp. VI(a)	394,757
40,843	Churchill Capital Corp. VII(a)	396,994
900	Compute Health Acquisition Corp.(a)	9,009
56,000	Conx Corp., Class A(a)	548,800
42,000	Fortress Value Acquisition Corp. IV(a)	409,080
41,800	Gores Guggenheim, Inc.(a)	427,196
35,400	Gores Holdings VII, Inc.(a)	348,690
65,455	Jaws Mustang Acquisition Corp.(a)	638,842
20,514	Khosla Ventures Acquisition Co. III(a)	201,037
45,258	KKR Acquisition Holdings I Corp.(a)	441,266
21,214	Landcadia Holdings IV, Inc.(a)	211,716
12,447	Lazard Growth Acquisition Corp. I(a)	122,976
22,145	Longview Acquisition Corp. II(a)	219,014
10,753	Merida Merger Corp. I(a)	107,422
35,400	Reinvent Technology Partners Y(a)	351,522
20,984	Spartan Acquisition Corp. III, Class A(a)	207,322
32,700	Tishman Speyer Innovation Corp. II(a)	320,460

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $7,578,497)		7,637,573

EXCHANGE TRADED FUNDS - 1.05%
37,953	Invesco FTSE RAFI Emerging Markets Portfolio	847,870

TOTAL EXCHANGE TRADED FUNDS
(Cost $682,207)		847,870

See Notes to Financial Statements.

Annual Report | September 30, 2021	27

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2021

Shares/Description		Value
PREFERRED STOCKS - 0.50%
15,162	XAI Octagon Floating Rate Alternative Income Term Trust, Series 2026, 6.500%, 03/31/2026	$400,201

TOTAL PREFERRED STOCKS
(Cost $378,879)		400,201

Shares/Principal Amount/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 3.77% United States - 3.77%
49,778	First Eagle Alternative Capital BDC, Inc.	5.00%	05/25/2026	1,256,895
$1,220,000	PennantPark Floating Rate Capital, Ltd.	4.25%	04/01/2026	1,232,337
21,578	PennantPark Investment Corp.	5.50%	10/15/2024	546,571

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES (Cost $3,005,096)				3,035,803

Principal Amount/Description		Rate	Maturity	Value
CONVERTIBLE CORPORATE BONDS - 2.43%
$848,323	BlackRock Capital Investment Corp.	5.00%	06/15/2022	859,973
190,456	BlackRock TCP Capital Corp.	4.63%	03/01/2022	193,772
852,978	New Mountain Finance Corp.	5.75%	08/15/2023	901,128

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $1,748,771)				1,954,873

Shares/Description		Value
Rights - 0.00%(a)(b)
13,110	Agba Acquisition, Ltd., Strike Price 11.50, Expires 12/31/2049	3,320

TOTAL RIGHTS
(Cost $2,960)		3,320

Warrants - 0.19%(a)
13,110	Agba Acquisition, Ltd., Strike Price 11.50, Expires 05/10/2024	2,871
10,614	AgileThought, Inc., Strike Price 11.50, Expires 08/23/2026	11,144
7,024	Ares Acquisition Corp., Strike Price 11.50, Expires 12/31/2027	5,970
5,039	Austerlitz Acquisition Corp. I, Strike Price 11.50, Expires 02/19/2026	8,516
5,032	Austerlitz Acquisition Corp. II, Strike Price 11.50, Expires 12/31/2027	5,284
8,081	Churchill Capital Corp. VI, Strike Price 11.50, Expires 12/31/2027	9,697
8,168	Churchill Capital Corp. VII, Strike Price 11.50, Expires 02/29/2028	7,515
18,643	Ensysce Biosciences, Inc., Strike Price 11.50, Expires 02/01/2026	6,339

See Notes to Financial Statements.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2021

Shares/Description		Value
5,250	Fortress Value Acquisition Corp. IV, Strike Price 11.50, Expires 03/18/2028	$4,252
7,314	Ginkgo Bioworks Holdings, Inc., Strike Price 11.50, Expires 12/31/2027	24,794
8,360	Gores Guggenheim, Inc., Strike Price 11.50, Expires 12/31/2027	17,389
4,425	Gores Holdings VII, Inc., Strike Price 11.50, Expires 12/31/2027	5,221
3,290	Jasper Therapeutics, Inc., Strike Price 11.50, Expires 12/01/2026	4,869
10,113	Jaws Mustang Acquisition Corp., Strike Price 11.50, Expires 01/30/2026	11,630
5,064	KKR Acquisition Holdings I Corp., Strike Price 11.50, Expires 12/31/2027	4,861
4,429	Longview Acquisition Corp. II, Strike Price 11.50, Expires 05/10/2026	5,717
5,376	Merida Merger Corp. I, Strike Price 11.50, Expires 11/07/2026	6,182
4,425	Reinvent Technology Partners Y, Strike Price 11.50, Expires 12/31/2028	6,638
6,540	Tishman Speyer Innovation Corp. II, Strike Price 11.50, Expires 12/31/2027	5,494

TOTAL WARRANTS
(Cost $148,587)		154,383

SHORT-TERM INVESTMENTS - 17.33%
Money Market Fund - 17.33%
13,965,438	State Street Institutional Trust (7 Day Yield 0.01%)	13,965,438

TOTAL SHORT-TERM INVESTMENTS
(Cost $13,965,438)		13,965,438

TOTAL INVESTMENTS - 99.62%
(Cost $76,195,788)		$80,265,949
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.38%		306,581
NET ASSETS - 100.00%		$80,572,530

(a)	Non-income producing security.
(b)	Less than 0.005%.

See Notes to Financial Statements.

Annual Report | September 30, 2021	29

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Shares/Description		Value
CLOSED-END FUNDS - 10.93%
751,527	AllianceBernstein Global High Income Fund, Inc.	$9,221,236
486,456	BlackRock Floating Rate Income Strategies Fund, Inc.	6,499,052
1,000,932	Blackstone Strategic Credit Fund	13,862,908
1,320,021	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	16,526,663
274,705	Cohen & Steers Tax-Advantaged Preferred Securities & Income Fund	6,873,119
1,048,094	First Trust Senior Floating Rate 2022 Target Term Fund	10,103,626
1,412,439	Invesco Dynamic Credit Opportunities Fund	16,525,536
2,596,003	Invesco Senior Income Trust	11,552,213
258,130	Morgan Stanley Emerging Markets Debt Fund, Inc.	2,351,564
1,449,660	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	8,480,511
2,749,690	Nuveen Credit Strategies Income Fund	18,037,966
855,996	Nuveen Floating Rate Income Fund	8,619,880
965,801	Nuveen Floating Rate Income Opportunity Fund	9,638,694
80,898	Nuveen Global High Income Fund	1,299,222
534,635	Nuveen High Income November 2021 Target Term Fund	5,014,876
1,085,093	Nuveen Senior Income Fund	6,347,794
730,650	PGIM Global High Yield Fund, Inc.	11,252,010
536,285	PGIM High Yield Bond Fund, Inc.	8,709,269
22,678	PGIM Short Duration High Yield Opportunities Fund	425,666
331,750	Virtus AllianzGI Diversified Income & Convertible Fund	8,804,645
3,277,776	Western Asset High Income Opportunity Fund, Inc.	17,011,658
1,908,270	Western Asset Inflation-Linked Opportunities & Income Fund	25,360,908

TOTAL CLOSED-END FUNDS
(Cost $204,278,093)		222,519,016

BUSINESS DEVELOPMENT COMPANIES - 0.52%
954,901	Barings BDC, Inc.	10,523,009

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $9,851,354)		10,523,009

SPECIAL PURPOSE ACQUISITION COMPANIES - 3.96%
200,000	Apollo Strategic Growth Capital II(a)	1,954,000
517,200	Ares Acquisition Corp.(a)	5,037,528
860,755	Austerlitz Acquisition Corp. II(a)	8,392,361
800,000	CC Neuberger Principal Holdings II, Class A(a)	7,856,000
135,000	CC Neuberger Principal Holdings III(a)	1,318,950
200,000	Churchill Capital Corp. V(a)	1,956,000
300,000	Churchill Capital Corp. VI(a)	2,931,000
550,000	Churchill Capital Corp. VII(a)	5,346,000
350,000	Compute Health Acquisition Corp.(a)	3,419,500
350,000	Conx Corp., Class A(a)	3,430,000

See Notes to Financial Statements.
30	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Shares/Description		Value
350,000	Far Peak Acquisition Corp.(a)	$3,482,500
12,164	Frontera Energy Corp.(a)	72,741
50,000	FTAC Hera Acquisition Corp.(a)	487,000
200,000	Gores Guggenheim, Inc.(a)	2,044,000
664,046	Jaws Mustang Acquisition Corp.(a)	6,481,089
361,160	KKR Acquisition Holdings I Corp.(a)	3,521,310
500,000	Lazard Growth Acquisition Corp. I(a)	4,865,000
31,580	McDermott International, Ltd.(a)	12,632
153,882	Pershing Square Tontine Holdings, Ltd.(a)	3,031,475
275,000	RedBall Acquisition Corp.(a)	2,706,000
625,000	Social Capital Hedosophia Holdings Corp. VI(a)	6,343,750
250,000	SVF Investment Corp.(a)	2,440,000
350,000	Trebia Acquisition Corp.(a)	3,468,500

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $81,604,556)		80,597,336

OPEN-END FUNDS - 1.61%
3,435,936	RiverNorth/Oaktree High Income Fund, Class I(b)	32,734,160

TOTAL OPEN-END FUNDS
(Cost $32,384,291)		32,734,160

Shares/Principal Amount/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 1.15%
United States - 1.15%
241,858	First Eagle Alternative Capital BDC, Inc.	6.13%	10/30/2023	6,080,310
246,313	First Eagle Alternative Capital BDC, Inc.	5.00%	05/25/2026	6,219,403
32,069	Oxford Square Capital Corp.	6.50%	03/30/2024	809,742
49,593	Oxford Square Capital Corp.	6.25%	04/30/2026	1,261,646
$3,000,000	PennantPark Floating Rate Capital, Ltd.	4.25%	04/01/2026	3,030,338
233,620	PennantPark Investment Corp.	5.50%	10/15/2024	5,917,595

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $22,730,914)				23,319,034

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 4.45%
Argentina - 0.07%
$150,000	AES Argentina Generacion SA(c)	7.75%	02/02/2024	$133,688

See Notes to Financial Statements.
Annual Report | September 30, 2021	31

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$600,000	Banco Macro SA(c)(d)	6.75%	11/04/2026	$517,734
150,000	Pampa Energia SA(e)	9.13%	04/15/2029	140,126
450,000	Pampa Energia SA(c)	9.13%	04/15/2029	420,379
575,629	Stoneway Capital Corp.(c)(f)	10.00%	03/01/2027	152,547
				1,364,474
Australia - 0.29%
1,000,000	APT Pipelines, Ltd.(e)	4.25%	07/15/2027	1,136,559
990,000	Australia & New Zealand Banking Group, Ltd.(d)(e)	5Y US TI + 1.70%	11/25/2035	961,796
675,000	Commonwealth Bank of Australia(e)	4.32%	01/10/2048	798,599
680,000	Macquarie Group, Ltd.(d)(e)	3M US L + 1.33%	03/27/2024	714,490
370,000	Macquarie Group, Ltd.(d)(e)	1D SOFR + 0.91%	09/23/2027	368,373
475,000	National Australia Bank, Ltd.(e)	2.99%	05/21/2031	481,018
340,000	NBN Co., Ltd.(e)	1.45%	05/05/2026	338,814
500,000	Sydney Airport Finance Co. Pty, Ltd.(e)	3.38%	04/30/2025	530,790
500,000	Sydney Airport Finance Co. Pty, Ltd.(e)	3.63%	04/28/2026	537,671
				5,868,110
Bermuda - 0.02%
300,000	Investment Energy Resources, Ltd.(e)	6.25%	04/26/2029	324,375

Brazil - 0.09%
200,000	Banco do Estado do Rio Grande do Sul SA(d)(e)	5Y US TI + 4.93%	01/28/2031	200,284
400,000	Nexa Resources SA(c)	5.38%	05/04/2027	420,504
950,000	Oi SA(g)	10.00% (10.00%)	07/27/2025	892,952
300,000	Unigel Luxembourg SA(c)	8.75%	10/01/2026	322,863
				1,836,603
British Virgin Islands - 0.07%
1,500,000	TSMC Global, Ltd.(e)	1.25%	04/23/2026	1,486,000

Canada - 0.43%
530,000	Bank of Montreal(d)	3.80%	12/15/2032	581,112
270,000	CCL Industries, Inc.(e)	3.05%	06/01/2030	283,269
245,000	CI Financial Corp.	4.10%	06/15/2051	263,866
220,000	Eldorado Gold Corp.(e)	6.25%	09/01/2029	218,338
350,000	Enbridge, Inc.	3.40%	08/01/2051	353,382
850,000	Frontera Energy Corp.(e)	7.88%	06/21/2028	825,562
225,000	Garda World Security Corp.(e)	6.00%	06/01/2029	220,762
200,000	GFL Environmental, Inc.(e)	4.00%	08/01/2028	198,750
600,000	Gran Tierra Energy, Inc.(e)	7.75%	05/23/2027	520,884
160,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.(e)	5.00%	12/31/2026	160,000

See Notes to Financial Statements.
32	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$1,430,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.(e)	7.00%	12/31/2027	$1,372,586
205,000	Mattamy Group Corp.(e)	4.63%	03/01/2030	209,832
160,000	MEG Energy Corp.(e)	7.13%	02/01/2027	168,192
25,000	MEG Energy Corp.(e)	5.88%	02/01/2029	25,605
745,000	Nutrien, Ltd.	4.20%	04/01/2029	849,018
185,000	Parkland Corp.(e)	5.88%	07/15/2027	196,331
155,000	Parkland Corp.(e)	4.50%	10/01/2029	157,302
420,000	Superior Plus LP / Superior General Partner, Inc.(e)	4.50%	03/15/2029	434,175
240,000	Telesat Canada / Telesat LLC(e)	5.63%	12/06/2026	230,708
496,000	Tervita Corp.(e)	11.00%	12/01/2025	562,094
750,000	TransCanada PipeLines, Ltd.	4.25%	05/15/2028	854,430
				8,686,198
Cayman Islands - 0.24%
200,000	Banco Mercantil del Norte SA/Grand Cayman(d)(e)(h)	7.50%	06/27/2029	223,280
200,000	Banco Mercantil del Norte SA/Grand Cayman(c)(d)(h)	7.63%	01/10/2028	223,325
300,000	Banco Mercantil del Norte SA/Grand Cayman(d)(h)	10Y US TI + 5.47%	06/27/2029	334,920
500,000	CK Hutchison Capital Securities 17, Ltd.(c)(d)(h)	4.00%	05/12/2022	507,995
166,440	Global Aircraft Leasing Co., Ltd.(e)(g)	6.50% (7.25%)	09/15/2024	163,735
624,000	Gran Tierra Energy International Holdings, Ltd.	6.25%	02/15/2025	540,787
590,824	Interoceanica IV Finance, Ltd.(i)	0.00%	11/30/2025	553,159
400,000	Itau Unibanco Holding SA Island(d)(e)(h)	4.63%	02/27/2025	382,912
200,000	Itau Unibanco Holding SA Island(c)(d)	5Y US TI + 3.88%	04/15/2031	194,155
200,000	Itau Unibanco Holding SA Island(c)(d)(h)	5Y US TI + 6.13%	12/12/2022	202,017
950,000	Itau Unibanco Holding SA Island(c)(d)(h)	5Y US TI + 4.63%	02/27/2025	909,416
152,069	Lima Metro Line 2 Finance, Ltd.(e)	5.88%	07/05/2034	178,184
200,000	SA Global Sukuk, Ltd.(e)	2.69%	06/17/2031	202,083
260,000	Transocean Poseidon, Ltd.(e)	6.88%	02/01/2027	259,104
				4,875,072
Chile - 0.30%
600,000	AES Andes SA(d)(e)	6.35%	10/07/2079	635,799
500,000	AES Andes SA	7.13%	03/26/2079	531,540
400,000	AES Andes SA(c)(d)	6.35%	10/07/2079	423,866
200,000	Antofagasta PLC(c)	2.38%	10/14/2030	193,252
200,000	CAP SA(e)	3.90%	04/27/2031	195,750

See Notes to Financial Statements.
Annual Report | September 30, 2021	33

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$900,000	Empresa de Transporte de Pasajeros Metro SA(e)	5.00%	01/25/2047	$1,078,326
340,720	Empresa Electrica Cochrane SpA(c)	5.50%	05/14/2027	349,727
600,000	Geopark, Ltd.	6.50%	09/21/2024	616,635
423,540	GNL Quintero SA(c)	4.63%	07/31/2029	459,016
1,000,000	Guacolda Energia SA(c)	4.56%	04/30/2025	663,760
750,000	Transelec SA(c)	3.88%	01/12/2029	814,680
200,000	VTR Finance NV(c)	6.38%	07/15/2028	215,873
				6,178,224
China - 0.16%
300,000	Agile Group Holdings, Ltd.(h)	7.88%	07/31/2024	273,375
495,000	Agile Group Holdings, Ltd.(d)(h)	7.75%	05/25/2025	447,301
200,000	Agile Group Holdings, Ltd.(d)(h)	6.88%	03/07/2023	182,176
200,000	Baidu, Inc.	3.43%	04/07/2030	212,336
200,000	Central China Real Estate, Ltd.	7.25%	04/24/2023	133,000
700,000	Central China Real Estate, Ltd.	7.25%	07/16/2024	431,043
200,000	Logan Group Co., Ltd.(d)(h)	5Y US TI + 6.00%	05/31/2022	197,060
400,000	Ronshine China Holdings, Ltd.	7.35%	12/15/2023	288,531
600,000	Ronshine China Holdings, Ltd.	6.75%	08/05/2024	409,429
350,000	Yuzhou Group Holdings Co., Ltd.	8.30%	05/27/2025	258,298
600,000	Yuzhou Group Holdings Co., Ltd.	7.38%	01/13/2026	398,396
				3,230,945
Colombia - 0.22%

23,333	Alpha Capital SAS / AlphaDebit S.A. de C.V(e)(g)	10.00% (0.00%)	02/01/2022	23,333
450,000	Banco Davivienda SA(d)(e)(h)	10Y US TI + 5.10%	04/22/2031	480,958
650,000	Banco GNB Sudameris SA(d)(e)	5Y US TI + 6.66%	04/16/2031	663,780
391,000	Banco GNB Sudameris SA(c)(d)	5Y US TI + 4.56%	04/03/2027	390,982
350,000	Credivalores-Crediservicios SAS(e)	8.88%	02/07/2025	286,680
200,000	Credivalores-Crediservicios SAS(c)	9.75%	07/27/2022	189,475
400,000	Credivalores-Crediservicios SAS(c)	8.88%	02/07/2025	327,634

400,000	Empresas Publicas de Medellin ESP(c)	4.25%	07/18/2029	398,800
700,000	Empresas Publicas de Medellin ESP(c)	4.38%	02/15/2031	693,245
150,000	Gilex Holding SARL(e)	8.50%	05/02/2023	153,027
750,000	Gilex Holding SARL	8.50%	05/02/2023	765,135
200,000	Oleoducto Central SA(c)	4.00%	07/14/2027	206,250
				4,579,299
Cyprus - 0.03%
600,000	Interpipe Holdings PLC(e)	8.38%	05/13/2026	591,717
France - 0.05%
725,000	BNP Paribas SA(d)(e)	1D SOFR + 1.51%	01/13/2031	759,917
340,000	BPCE SA(e)	1.00%	01/20/2026	334,675
				1,094,592

See Notes to Financial Statements.
34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
Great Britain - 0.29%
$710,000	Anglo American Capital PLC(e)	4.50%	03/15/2028	$801,172
765,000	Barclays PLC(d)	3M US L + 1.38%	05/16/2024	778,383
430,000	Credit Agricole SA/London(e)	3.75%	04/24/2023	452,390
930,000	HSBC Holdings PLC(d)	3M US L + 1.38%	09/12/2026	960,603
730,000	Lloyds Banking Group PLC(d)	3M US L + 1.21%	11/07/2028	795,120
535,000	NatWest Markets PLC(e)	0.80%	08/12/2024	534,019
500,000	Tullow Oil PLC(e)	10.25%	05/15/2026	522,755
450,000	Vedanta Resources Finance II PLC(e)	9.25%	04/23/2026	429,374
200,000	Vedanta Resources Finance II PLC(c)	9.25%	04/23/2026	190,833
480,000	Weir Group PLC(e)	2.20%	05/13/2026	484,993
				5,949,642
Hong Kong - 0.07%
200,000	Bangkok Bank PCL(d)(h)	5Y US TI + 4.73%	09/23/2025	208,250
200,000	Kasikornbank PCL(d)(h)	5Y US TI + 4.94%	10/14/2025	210,114
400,000	RKP Overseas Finance, Ltd.(h)	7.75%	11/18/2024	373,758
600,000	RKP Overseas Finance, Ltd.(h)	7.95%	02/17/2022	562,902
				1,355,024
India - 0.10%
200,000	Adani International Container Terminal Pvt, Ltd.(c)	3.00%	02/16/2031	194,366
200,000	Adani Ports & Special Economic Zone, Ltd.(c)	4.38%	07/03/2029	210,540
500,000	Adani Ports & Special Economic Zone, Ltd.	3.10%	02/02/2031	478,509
200,000	JSW Hydro Energy, Ltd.(e)	4.13%	05/18/2031	198,908
400,000	Reliance Industries, Ltd.(c)	5.40%	02/14/2022	406,601
200,000	UltraTech Cement, Ltd.(c)	2.80%	02/16/2031	192,797
400,000	Vedanta Resources, Ltd.(c)	6.13%	08/09/2024	359,684
				2,041,405
Indonesia - 0.06%
500,000	ABM Investama Tbk PT(e)	9.50%	08/05/2026	480,000
300,000	Pertamina Persero PT(c)	4.15%	02/25/2060	297,536
500,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(c)	5.50%	11/22/2021	502,830
				1,280,366
Ireland - 0.03%
575,000	Avolon Holdings Funding, Ltd.(e)	3.25%	02/15/2027	593,307
Israel - 0.05%
900,000	Israel Electric Corp., Ltd.(e)	5.00%	11/12/2024	999,144

See Notes to Financial Statements.

Annual Report | September 30, 2021	35

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
Jamaica - 0.00%(j)
$65,316	Digicel Group Holdings, Ltd.(e)(g)	8.00% (8.00%)	04/01/2025	$58,240
Japan - 0.04%
770,000	Mitsubishi UFJ Financial Group, Inc.	1.41%	07/17/2025	774,774
Luxembourg - 0.08%
150,000	Atento Luxco 1 SA(e)	8.00%	02/10/2026	164,442
95,000	Endo Luxembourg Finance Co. I SARL / Endo US, Inc.(e)	6.13%	04/01/2029	95,129
700,000	FS Luxembourg SARL(e)	10.00%	12/15/2025	770,315
400,000	JBS Finance Luxembourg Sarl(e)	3.63%	01/15/2032	408,004
270,000	Millicom International Cellular SA(c)	6.25%	03/25/2029	295,987
				1,733,877
Malaysia - 0.07%
400,000	Malayan Banking Bhd(d)	3.91%	10/29/2026	401,616
800,000	Petronas Capital, Ltd.(e)	2.48%	01/28/2032	796,905
200,000	TNB Global Ventures Capital Bhd	3.24%	10/19/2026	212,804
				1,411,325
Mexico - 0.34%
700,000	Alpha Holding SA de CV(e)	9.00%	02/10/2025	103,250
200,000	Alpha Holding SA de CV(c)	9.00%	02/10/2025	29,500
500,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(d)(h)	8.50%	01/20/2022	513,125
200,000	BBVA Bancomer SA(c)(d)	5.13%	01/18/2033	208,779
300,000	Braskem Idesa SAPI(c)	7.45%	11/15/2029	318,556
500,000	Credito Real SAB de CV SOFOM ER(c)	9.50%	02/07/2026	459,713
950,000	Credito Real SAB de CV SOFOM ER(c)(d)(h)	9.13%	11/29/2022	686,660
350,000	Grupo Axo SAPI de CV(e)	5.75%	06/08/2026	359,273
800,000	Mexarrend SAPI de CV(e)	10.25%	07/24/2024	767,300
200,000	Mexarrend SAPI de CV(c)	10.25%	07/24/2024	191,825
700,000	Operadora de Servicios Mega SA de CV Sofom ER(e)	8.25%	02/11/2025	706,443
750,000	Petroleos Mexicanos	6.38%	01/23/2045	638,854
350,000	Petroleos Mexicanos	6.75%	09/21/2047	305,795
400,000	Sixsigma Networks Mexico SA de CV	7.50%	05/02/2025	389,658
200,000	TV Azteca SAB de CV(f)	8.25%	08/09/2024	120,500
200,000	Unifin Financiera SAB de CV(c)	7.38%	02/12/2026	190,916
1,200,000	Unifin Financiera SAB de CV(c)(d)(h)	8.88%	01/29/2025	916,584
				6,906,731

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
Netherlands - 0.31%
$700,000	Braskem Netherlands Finance BV	5.88%	01/31/2050	$797,125
185,000	Diamond BC BV(e)	4.63%	10/01/2029	188,009
400,000	Equate Petrochemical BV(c)	2.63%	04/28/2028	403,249
650,000	Jababeka International BV(c)	6.50%	10/05/2023	629,546
400,000	Metinvest BV(c)	7.75%	10/17/2029	434,696
200,000	Minejesa Capital BV	4.63%	08/10/2030	207,672
1,200,000	Minejesa Capital BV	5.63%	08/10/2037	1,269,300
500,000	NGD Holdings BV	6.75%	12/31/2026	485,850
420,000	NXP BV / NXP Funding LLC / NXP USA, Inc.(e)	3.88%	06/18/2026	462,938
600,000	Petrobras Global Finance BV	6.90%	03/19/2049	669,165
200,000	Petrobras Global Finance BV	6.75%	06/03/2050	217,715
600,000	Petrobras Global Finance BV	5.50%	06/10/2051	559,350
				6,324,615
Panama - 0.11%
200,000	AES Panama Generation Holdings SRL(e)	4.38%	05/31/2030	206,450
200,000	AES Panama Generation Holdings SRL(c)	4.38%	05/31/2030	206,450
400,000	Banco General SA(d)(e)(h)	10Y US TI + 3.67%	05/07/2031	405,004
200,000	Multibank, Inc.(c)	4.38%	11/09/2022	203,552
887,374	UEP Penonome II SA(e)	6.50%	10/01/2038	929,098
197,194	UEP Penonome II SA(c)	6.50%	10/01/2038	206,466
				2,157,020
Paraguay - 0.04%
700,000	Frigorifico Concepcion SA(e)	7.70%	07/21/2028	725,536
Peru - 0.24%
400,000	Banco de Credito del Peru(c)(d)	5Y US TI + 3.13%	07/01/2030	396,500
750,000	Banco Internacional del Peru SAA Interbank(d)	1Y US TI + 3.71%	07/08/2030	751,388
300,000	Camposol SA(e)	6.00%	02/03/2027	310,275
600,000	Camposol SA(c)	6.00%	02/03/2027	620,550
500,000	Cia de Minas Buenaventura SAA(e)	5.50%	07/23/2026	494,965
600,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru(c)	6.38%	06/01/2028	603,408
500,000	Inkia Energy, Ltd.(c)	5.88%	11/09/2027	521,075
1,450,000	Peru LNG Srl(c)	5.38%	03/22/2030	1,177,204
				4,875,365
Singapore - 0.35%
715,000	BOC Aviation, Ltd.(d)(e)	3M US L + 1.13%	09/26/2023	717,520
200,000	DBS Group Holdings, Ltd.(d)	5Y US TI + 1.82%	03/10/2031	199,203
200,000	DBS Group Holdings, Ltd.(d)(h)	5Y US TI + 1.92%	02/27/2025	205,614
400,000	Indika Energy Capital III Pte, Ltd.(c)	5.88%	11/09/2024	403,768
200,000	Medco Bell Pte, Ltd.(e)	6.38%	01/30/2027	202,004

See Notes to Financial Statements.

Annual Report | September 30, 2021	37

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$200,000	ONGC Videsh Vankorneft Pte, Ltd.	3.75%	07/27/2026	$211,234
700,000	Oversea-Chinese Banking Corp., Ltd.(d)(e)	5Y US TI + 1.58%	09/10/2030	698,901
700,000	PSA Treasury Pte, Ltd.	2.25%	04/30/2030	715,181
200,000	PSA Treasury Pte, Ltd.	2.13%	09/05/2029	202,296
600,000	Singtel Group Treasury	1.88%	06/10/2030	589,096
800,000	TBLA International Pte, Ltd.	7.00%	01/24/2023	783,524
350,000	Temasek Financial I, Ltd.(e)	1.00%	10/06/2030	325,977
250,000	Temasek Financial I, Ltd.(c)	1.00%	10/06/2030	232,840
400,000	Theta Capital Pte, Ltd.	8.13%	01/22/2025	416,944
500,000	Theta Capital Pte, Ltd.	6.75%	10/31/2026	494,990
700,000	United Overseas Bank, Ltd.(d)	5Y US TI + 1.75%	03/16/2031	695,152
				7,094,244
South Korea - 0.13%
200,000	Korea East-West Power Co., Ltd.(e)	1.75%	05/06/2025	203,521
400,000	Korea East-West Power Co., Ltd.	1.75%	05/06/2025	407,042
500,000	Korea Electric Power Corp.(c)	1.13%	06/15/2025	497,775
400,000	Korea Hydro & Nuclear Power Co., Ltd.(e)	1.25%	04/27/2026	396,792
200,000	KT Corp.	1.00%	09/01/2025	197,771
200,000	KT Corp.(c)	2.50%	07/18/2026	209,457
200,000	LG Chem, Ltd.(e)	2.38%	07/07/2031	197,176
200,000	NongHyup Bank(e)	1.25%	07/20/2025	199,385
200,000	POSCO	2.38%	01/17/2023	204,102
200,000	Shinhan Financial Group Co., Ltd.(d)(e)(h)	5Y US TI + 2.06%	05/12/2026	198,758
				2,711,779
Spain - 0.07%
700,000	AES Andres BV(e)	5.70%	05/04/2028	723,551
250,000	AI Candelaria Spain SLU(e)	5.75%	06/15/2033	248,874
550,000	AI Candelaria Spain SLU(c)	5.75%	06/15/2033	547,522
				1,519,947
Switzerland - 0.04%
865,000	Credit Suisse Group AG(d)(e)	1D SOFR + 0.98%	02/02/2027	846,192
Thailand - 0.01%
200,000	PTTEP Treasury Center Co., Ltd.(e)	2.59%	06/10/2027	207,308
Trinidad and Tobago - 0.01%
200,000	Telecommunications Services of Trinidad & Tobago, Ltd.(c)	8.88%	10/18/2029	213,901

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
United Arab Emirates - 0.04%
$300,000	Galaxy Pipeline Assets Bidco, Ltd.(e)	2.16%	03/31/2034	$295,282
500,000	Galaxy Pipeline Assets Bidco, Ltd.(c)	2.63%	03/31/2036	493,400
				788,682
TOTAL FOREIGN CORPORATE BONDS
(Cost $91,059,536)				90,684,033

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS - 7.10%
Advertising - 0.05%
130,000	Clear Channel Outdoor Holdings, Inc.(e)	7.50%	06/01/2029	135,362
535,000	Interpublic Group of Cos., Inc.	5.40%	10/01/2048	721,942
185,000	Omnicom Group, Inc.	2.60%	08/01/2031	188,248
				1,045,552
Aerospace/Defense - 0.17%
445,000	Boeing Co.	2.95%	02/01/2030	454,027
525,000	Northrop Grumman Corp.	5.15%	05/01/2040	684,418
420,000	Teledyne Technologies, Inc.	2.25%	04/01/2028	428,017
30,000	TransDigm, Inc.(e)	8.00%	12/15/2025	32,025
220,000	TransDigm, Inc.(e)	6.25%	03/15/2026	229,625
135,000	TransDigm, Inc.	5.50%	11/15/2027	138,890
1,115,000	Triumph Group, Inc.(e)	6.25%	09/15/2024	1,116,098
390,000	Triumph Group, Inc.	7.75%	08/15/2025	386,309
				3,469,409
Agriculture - 0.08%
890,000	BAT Capital Corp.	3.46%	09/06/2029	937,999
420,000	Bunge, Ltd. Finance Corp.	2.75%	05/14/2031	425,879
321,693	Pyxus Holdings, Inc.	10.00%	08/24/2024	280,524
				1,644,402
Airlines - 0.09%
660,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.(e)	5.75%	04/20/2029	711,975
425,000	Southwest Airlines Co.	4.75%	05/04/2023	452,549
210,069	United Airlines 2016-1 Class B Pass Through Trust	3.65%	01/07/2026	209,623
355,000	United Airlines, Inc.(e)	4.63%	04/15/2029	367,318
				1,741,465
Auto Manufacturers - 0.16%
650,000	Ford Motor Credit Co. LLC(d)	3M US L + 1.24%	02/15/2023	647,723
1,200,000	General Motors Financial Co., Inc.(d)	3M US L + 0.99%	01/05/2023	1,212,021
25,000	General Motors Financial Co., Inc.	3.95%	04/13/2024	26,726

See Notes to Financial Statements.

Annual Report | September 30, 2021	39

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$705,000	Hyundai Capital America(e)	2.65%	02/10/2025	$732,648
165,000	Hyundai Capital America(e)	1.80%	10/15/2025	166,692
355,000	Volkswagen Group of America Finance LLC(e)	4.25%	11/13/2023	380,831
				3,166,641
Auto Parts & Equipment - 0.14%
275,000	American Axle & Manufacturing, Inc.	5.00%	10/01/2029	267,987
94,000	Clarios Global LP / Clarios US Finance Co.(e)	6.25%	05/15/2026	98,879
1,005,000	Dealer Tire LLC / DT Issuer LLC(e)	8.00%	02/01/2028	1,053,795
200,000	Goodyear Tire & Rubber Co.(e)	5.25%	07/15/2031	213,250
1,179,000	Wheel Pros, Inc.(e)	6.50%	05/15/2029	1,142,162
				2,776,073
Banks - 0.32%
310,000	Bank of America Corp.(d)	1D SOFR + 1.73%	07/22/2027	311,481
800,000	Bank of America Corp.(d)	5Y US TI + 2.48%	09/21/2036	784,543
965,000	Citigroup, Inc.(d)	3M US L + 1.10%	05/17/2024	980,057
995,000	Goldman Sachs Group, Inc.(d)	3M US L + 1.17%	05/15/2026	1,020,831
315,000	Goldman Sachs Group, Inc.(d)	1D SOFR + 0.82%	09/10/2027	315,746
320,000	JPMorgan Chase & Co.(d)	1D SOFR + 1.02%	06/01/2029	320,917
500,000	JPMorgan Chase & Co.(d)	1D SOFR + 2.04%	04/22/2031	510,391
350,000	JPMorgan Chase & Co.(d)	1D SOFR + 1.25%	04/22/2032	355,114
295,000	Morgan Stanley(d)	1D SOFR + 0.53%	05/30/2025	294,195
810,000	Morgan Stanley(d)	1D SOFR + 2.48%	09/16/2036	793,199
370,000	Wells Fargo & Co.(d)	3M US L + 1.17%	06/17/2027	397,346
390,000	Wells Fargo & Co.(d)	1D US SOFR + 1.43%	10/30/2030	407,518
				6,491,338
Beverages - 0.17%
785,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%	04/15/2048	938,875
250,000	Constellation Brands, Inc.	3.15%	08/01/2029	267,508
135,000	Constellation Brands, Inc.	2.88%	05/01/2030	140,595
400,000	Keurig Dr Pepper, Inc.	3.80%	05/01/2050	448,993
150,000	Primo Water Holdings, Inc.(e)	4.38%	04/30/2029	149,791
1,450,000	Triton Water Holdings, Inc.(e)	6.25%	04/01/2029	1,475,375
				3,421,137
Biotechnology - 0.04%
340,000	Illumina, Inc.	0.55%	03/23/2023	340,094
425,000	Royalty Pharma PLC	3.30%	09/02/2040	424,351
				764,445
Building Materials - 0.06%
220,000	Builders FirstSource, Inc.(e)	4.25%	02/01/2032	225,225
460,000	Carrier Global Corp.	3.38%	04/05/2040	483,307
130,000	Griffon Corp.	5.75%	03/01/2028	136,662

See Notes to Financial Statements.
40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$375,000	Owens Corning	4.40%	01/30/2048	$439,662
				1,284,856
Chemicals - 0.08%
100,000	CVR Partners LP / CVR Nitrogen Finance Corp.(e)	6.13%	06/15/2028	105,000
780,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.(e)	9.00%	07/01/2028	860,976
215,000	Kraton Polymers LLC / Kraton Polymers Capital Corp.(e)	4.25%	12/15/2025	224,944
45,000	SCIH Salt Holdings, Inc.(e)	6.63%	05/01/2029	43,257
130,000	Unifrax Escrow Issuer Corp.(e)	7.50%	09/30/2029	133,382
190,000	WR Grace Holdings LLC(e)	5.63%	08/15/2029	196,177
				1,563,736
Coal - 0.01%
47,492	Peabody Energy Corp.(e)(g)	8.50% (8.50%)	12/31/2024	42,030
180,000	SunCoke Energy, Inc.(e)	4.88%	06/30/2029	179,550
				221,580
Commercial Services - 0.08%
90,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(e)	6.63%	07/15/2026	95,268
175,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(e)	9.75%	07/15/2027	190,614
145,000	Metis Merger Sub LLC(e)	6.50%	05/15/2029	141,197
120,000	NESCO Holdings II, Inc.(e)	5.50%	04/15/2029	124,614
335,000	Sabre GLBL, Inc.(e)	7.38%	09/01/2025	357,462
175,000	Triton Container International, Ltd.(e)	1.15%	06/07/2024	174,779
510,000	WASH Multifamily Acquisition, Inc.(e)	5.75%	04/15/2026	533,192
				1,617,126
Computers - 0.16%
700,000	Austin BidCo, Inc.(e)	7.13%	12/15/2028	706,213
770,000	Dell International LLC / EMC Corp.	5.30%	10/01/2029	931,693
780,000	Flexential Intermediate Corp.(e)	11.25%	08/01/2024	845,621
460,000	Fortinet, Inc.	1.00%	03/15/2026	453,452
405,000	NetApp, Inc.	1.88%	06/22/2025	415,108
				3,352,087
Containers and Packaging - 0.02%
400,000	Packaging Corp. of America	3.40%	12/15/2027	436,720

Cosmetics/Personal Care - 0.01%
125,000	Coty, Inc.(e)	6.50%	04/15/2026	128,238

See Notes to Financial Statements.
Annual Report | September 30, 2021	41

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$130,000	Coty, Inc.(e)	5.00%	04/15/2026	$132,964
				261,202
Distribution/Wholesale - 0.01%
193,000	Wolverine Escrow LLC(e)	9.00%	11/15/2026	178,525

Diversified Financial Services - 0.32%
270,000	Air Lease Corp.	1.88%	08/15/2026	269,199
835,000	Air Methods Corp.(e)	8.00%	05/15/2025	798,782
440,000	Aircastle, Ltd.(e)	2.85%	01/26/2028	445,918
735,000	Aviation Capital Group LLC(e)	1.95%	09/20/2026	727,516
240,000	Blackstone Private Credit Fund(e)	2.63%	12/15/2026	239,361
55,000	Coinbase Global, Inc.(e)	3.63%	10/01/2031	52,353
1,055,000	Discover Financial Services	4.10%	02/09/2027	1,175,909
280,000	Nationstar Mortgage Holdings, Inc.(e)	5.50%	08/15/2028	288,779
95,000	Navient Corp.	5.00%	03/15/2027	97,969
120,000	NFP Corp.(e)	6.88%	08/15/2028	122,689
245,000	OneMain Finance Corp.	6.63%	01/15/2028	282,056
305,000	PennyMac Financial Services, Inc.(e)	4.25%	02/15/2029	290,836
740,000	Synchrony Financial	3.95%	12/01/2027	816,860
925,000	Western Union Co.	2.75%	03/15/2031	927,331
				6,535,558
Electric - 0.52%
155,000	Calpine Corp.(e)	5.13%	03/15/2028	157,167
35,000	Calpine Corp.(e)	4.63%	02/01/2029	34,519
580,000	Duke Energy Corp.	3.95%	08/15/2047	641,446
175,000	Entergy Corp.	2.80%	06/15/2030	180,712
475,000	Eversource Energy	1.65%	08/15/2030	451,704
1,000,000	Exelon Corp.	4.05%	04/15/2030	1,133,954
485,000	General Electric Co.	5.88%	01/14/2038	655,874
420,000	Georgia Power Co.	2.20%	09/15/2024	436,640
760,000	Georgia Power Co.	3.25%	03/15/2051	766,110
1,100,000	ITC Holdings Corp.	3.25%	06/30/2026	1,187,716
275,000	Monongahela Power Co.(e)	5.40%	12/15/2043	359,486
300,000	NextEra Energy Capital Holdings, Inc.	3.55%	05/01/2027	329,325
750,000	NextEra Energy Capital Holdings, Inc.	2.25%	06/01/2030	754,797
215,000	NRG Energy, Inc.(e)	2.00%	12/02/2025	218,707
215,000	NRG Energy, Inc.(e)	3.63%	02/15/2031	211,452
375,000	Pacific Gas and Electric Co.	1.37%	03/10/2023	373,774
465,000	Pacific Gas and Electric Co.	2.50%	02/01/2031	442,953
65,000	PG&E Corp.	5.00%	07/01/2028	66,300
320,000	Pike Corp.(e)	5.50%	09/01/2028	326,523
445,000	PSEG Power LLC	3.85%	06/01/2023	468,260

See Notes to Financial Statements.
42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$270,000	Southern Co.(d)	5Y US TI + 2.915%	09/15/2051	$275,751
1,000,000	Virginia Electric and Power Co.	3.50%	03/15/2027	1,104,360
				10,577,530
Electrical Components & Equipment - 0.01%
175,000	Energizer Holdings, Inc.(e)	4.75%	06/15/2028	178,245

Electronics - 0.03%
365,000	Arrow Electronics, Inc.	3.88%	01/12/2028	394,635
185,000	Vontier Corp.(e)	2.40%	04/01/2028	182,690
				577,325
Entertainment - 0.19%
120,000	Bally’s Corp.(e)	6.75%	06/01/2027	130,800
700,000	Boyne USA, Inc.(e)	4.75%	05/15/2029	723,625
160,000	Caesars Entertainment, Inc.(e)	6.25%	07/01/2025	168,641
665,000	Cedar Fair LP	5.25%	07/15/2029	682,829
135,000	Lions Gate Capital Holdings LLC(e)	5.50%	04/15/2029	139,728
150,000	Live Nation Entertainment, Inc.(e)	6.50%	05/15/2027	165,187
235,000	Live Nation Entertainment, Inc.(e)	4.75%	10/15/2027	239,112
130,000	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.(e)	4.88%	05/01/2029	132,600
660,000	Premier Entertainment Sub LLC(e)	5.63%	09/01/2029	667,475
570,000	Premier Entertainment Sub LLC(e)	5.88%	09/01/2031	576,664
135,000	Scientific Games International, Inc.(e)	7.25%	11/15/2029	151,860
				3,778,521
Environmental Control - 0.02%
180,000	Madison IAQ LLC(e)	4.13%	06/30/2028	180,227
145,000	Madison IAQ LLC(e)	5.88%	06/30/2029	146,277
				326,504
Food - 0.17%
80,000	B&G Foods, Inc.	5.25%	09/15/2027	83,550
255,000	Flowers Foods, Inc.	2.40%	03/15/2031	255,159
75,000	Kraft Heinz Foods Co.	5.00%	07/15/2035	92,322
205,000	Kraft Heinz Foods Co.	5.20%	07/15/2045	257,200
320,000	Mondelez International, Inc.	1.88%	10/15/2032	307,475
160,000	Performance Food Group, Inc.(e)	5.50%	10/15/2027	167,730
140,000	Performance Food Group, Inc.(e)	4.25%	08/01/2029	140,526
130,000	Pilgrim’s Pride Corp.(e)	5.88%	09/30/2027	138,385
180,000	Post Holdings, Inc.(e)	4.63%	04/15/2030	181,616
754,000	Smithfield Foods, Inc.(e)	4.25%	02/01/2027	824,980
690,000	Sysco Corp.	3.30%	02/15/2050	708,070
270,000	United Natural Foods, Inc.(e)	6.75%	10/15/2028	292,613
25,000	US Foods, Inc.(e)	6.25%	04/15/2025	26,255
				3,475,881

See Notes to Financial Statements.

Annual Report | September 30, 2021	43

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
Food Service - 0.03%
$585,000	TKC Holdings, Inc.(e)	10.50%	05/15/2029	$642,198

Healthcare-Products - 0.01%
55,000	Mozart Debt Merger Sub, Inc.(e) Ortho-Clinical Diagnostics, Inc. /	5.25%	10/01/2029	55,722
120,000	Ortho-Clinical Diagnostics SA(e)	7.25%	02/01/2028	128,609
				184,331
Healthcare-Services - 0.23%
390,000	Anthem, Inc.	2.38%	01/15/2025	406,478
85,000	Centene Corp.	3.00%	10/15/2030	87,231
775,000	Centene Corp.	2.50%	03/01/2031	765,312
155,000	CHS/Community Health Systems, Inc.(e)	6.00%	01/15/2029	164,494
600,000	CHS/Community Health Systems, Inc.(e)	6.88%	04/15/2029	602,241
370,000	HCA, Inc.	4.13%	06/15/2029	413,588
260,000	Health Care Service Corp. A Mutual Legal Reserve Co.(e)	3.20%	06/01/2050	267,737
85,000	Legacy LifePoint Health LLC(e)	6.75%	04/15/2025	89,429
205,000	Legacy LifePoint Health LLC(e)	4.38%	02/15/2027	204,744
975,000	Radiology Partners, Inc.(e)	9.25%	02/01/2028	1,050,129
160,000	RP Escrow Issuer LLC(e)	5.25%	12/15/2025	164,809
155,000	Select Medical Corp.(e)	6.25%	08/15/2026	163,192
190,000	Tenet Healthcare Corp.(e)	6.13%	10/01/2028	199,834
				4,579,218
Housewares - 0.05%
1,060,000	SWF Escrow Issuer Corp.(e)	6.50%	10/01/2029	1,034,083

Insurance - 0.17%
200,000	Acrisure LLC / Acrisure Finance, Inc.(e)	4.25%	02/15/2029	198,013
130,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer(e)	6.75%	10/15/2027	134,723
140,000	AmWINS Group, Inc.(e)	4.88%	06/30/2029	142,142
865,000	Athene Global Funding(d)(e)	1D SOFR + 0.56%	08/19/2024	866,652
200,000	Berkshire Hathaway Finance Corp.	2.85%	10/15/2050	197,368
150,000	Brighthouse Financial Global Funding(e)	1.00%	04/12/2024	150,797
260,000	Brighthouse Financial Global Funding(e)	2.00%	06/28/2028	259,125
220,000	First American Financial Corp.	2.40%	08/15/2031	214,526
160,000	GTCR AP Finance, Inc.(e)	8.00%	05/15/2027	169,050
340,000	Prudential Financial, Inc.	3.91%	12/07/2047	394,707

See Notes to Financial Statements.
44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$665,000	Willis North America, Inc.	4.50%	09/15/2028	$762,372
				3,489,475
Internet - 0.14%
1,645,000	Endure Digital, Inc.(e)	6.00%	02/15/2029	1,565,176
400,000	Expedia Group, Inc.	3.80%	02/15/2028	434,445
140,000	Expedia Group, Inc.	2.95%	03/15/2031	141,592
125,000	Uber Technologies, Inc.(e)	7.50%	09/15/2027	136,641
500,000	Uber Technologies, Inc.(e)	6.25%	01/15/2028	536,875
135,000	Uber Technologies, Inc.(e)	4.50%	08/15/2029	136,181
				2,950,910
Investment Companies - 0.59%
455,000	Ares Capital Corp.	2.15%	07/15/2026	456,448
175,000	Ares Capital Corp.	2.88%	06/15/2028	177,405
375,000	Blackstone Secured Lending Fund(e)	2.85%	09/30/2028	372,737
5,000,000	Business Development Corp. of America(e)	5.38%	05/30/2023	5,251,027
5,000,000	FS KKR Capital Corp.	4.75%	05/15/2022	5,110,388
180,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	5.25%	05/15/2027	186,975
445,000	Owl Rock Capital Corp.	2.63%	01/15/2027	446,088
				12,001,068
Leisure Time - 0.07%
280,000	Carlson Travel, Inc.(e)	6.75%	12/15/2025	250,611
135,000	Carnival Corp.(e)	7.63%	03/01/2026	144,281
685,000	Carnival Corp.(e)	5.75%	03/01/2027	708,975
55,000	Viking Cruises, Ltd.(e)	13.00%	05/15/2025	63,388
340,000	Viking Cruises, Ltd.(e)	5.88%	09/15/2027	329,572
				1,496,827
Lodging - 0.07%
275,000	Boyd Gaming Corp.(e)	4.75%	06/15/2031	283,937
410,000	Marriott International, Inc.	3.13%	06/15/2026	438,792
415,000	Marriott International, Inc.	2.75%	10/15/2033	406,045
185,000	MGM Resorts International	6.75%	05/01/2025	195,175
				1,323,949
Machinery-Diversified - 0.02%
440,000	Flowserve Corp.	2.80%	01/15/2032	435,904
Media - 0.20%
135,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	4.25%	01/15/2034	133,903
970,000	Cengage Learning, Inc.(e)	9.50%	06/15/2024	994,153
405,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/2025	455,665

See Notes to Financial Statements.
Annual Report | September 30, 2021	45

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$350,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.50%	03/01/2042	$342,811
300,000	Comcast Corp.	3.95%	10/15/2025	332,940
420,000	Comcast Corp.	3.40%	04/01/2030	462,791
70,000	Diamond Sports Group LLC / Diamond Sports Finance Co.(e)	5.38%	08/15/2026	46,288
120,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.(e)	5.88%	08/15/2027	125,400
130,000	DISH DBS Corp.	5.13%	06/01/2029	127,549
130,000	GCI LLC(e)	4.75%	10/15/2028	136,640
35,000	iHeartCommunications, Inc.	8.38%	05/01/2027	37,450
365,000	Mav Acquisition Corp.(e)	5.75%	08/01/2028	359,133
90,000	Nexstar Media, Inc.(e)	5.63%	07/15/2027	95,330
110,000	Radiate Holdco LLC / Radiate Finance, Inc.(e)	4.50%	09/15/2026	113,713
190,000	Scripps Escrow, Inc.(e)	5.88%	07/15/2027	195,260
130,000	Univision Communications, Inc.(e)	4.50%	05/01/2029	132,275
				4,091,301
Mining - 0.04%
220,000	Arconic Corp.(e)	6.13%	02/15/2028	233,479
415,000	Glencore Funding LLC(e)	1.63%	04/27/2026	413,274
275,000	Glencore Funding LLC(e)	3.38%	09/23/2051	261,844
				908,597
Miscellaneous Manufacturing - 0.01%
195,000	General Electric Co.	6.88%	01/10/2039	290,971
Oil & Gas - 0.49%
50,000	Apache Corp.	4.63%	11/15/2025	53,812
95,000	Apache Corp.	4.38%	10/15/2028	102,837
305,000	BP Capital Markets America, Inc.	2.94%	06/04/2051	288,888
410,000	BP Capital Markets America, Inc.	3.00%	03/17/2052	392,563
655,000	Brooklyn Union Gas Co.(e)	4.49%	03/04/2049	765,973
165,000	Chesapeake Energy Corp.(e)	5.88%	02/01/2029	176,501
105,000	CNX Resources Corp.(e)	6.00%	01/15/2029	111,169
195,000	Diamondback Energy, Inc.	2.88%	12/01/2024	204,820
480,000	East Ohio Gas Co.(e)	3.00%	06/15/2050	472,191
85,000	EQT Corp.	7.50%	02/01/2030	109,518
420,000	Exxon Mobil Corp.	4.23%	03/19/2040	499,056
260,000	Halliburton Co.	2.92%	03/01/2030	269,077
155,000	Halliburton Co.	5.00%	11/15/2045	186,012
140,000	Hilcorp Energy I LP / Hilcorp Finance Co.(e)	6.25%	11/01/2028	145,335
80,000	Hilcorp Energy I LP / Hilcorp Finance Co.(e)	5.75%	02/01/2029	82,300

See Notes to Financial Statements.
46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$800,000	Kosmos Energy, Ltd.(c)	7.13%	04/04/2026	$785,756
705,000	Marathon Petroleum Corp.	5.13%	12/15/2026	820,185
750,000	NiSource, Inc.	3.60%	05/01/2030	822,766
75,000	Occidental Petroleum Corp.	8.00%	07/15/2025	89,694
115,000	Occidental Petroleum Corp.	6.63%	09/01/2030	141,881
130,000	Occidental Petroleum Corp.	6.13%	01/01/2031	156,224
95,000	Occidental Petroleum Corp.	6.45%	09/15/2036	119,641
85,000	Ovintiv Exploration, Inc.	7.38%	11/01/2031	115,469
160,000	Patterson-UTI Energy, Inc.	3.95%	02/01/2028	160,881
760,000	PBF Holding Co. LLC / PBF Finance Corp.(e)	9.25%	05/15/2025	721,137
645,000	Pioneer Natural Resources Co.	1.90%	08/15/2030	617,642
700,000	SierraCol Energy Andina LLC(e)	6.00%	06/15/2028	685,346
140,000	Southwestern Energy Co.(e)	5.38%	02/01/2029	149,948
110,000	Sunoco LP / Sunoco Finance Corp.	6.00%	04/15/2027	114,675
215,000	Sunoco LP / Sunoco Finance Corp.	4.50%	05/15/2029	218,337
61,000	Transocean, Inc.(e)	11.50%	01/30/2027	62,930
220,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	09/01/2027	233,223
				9,875,787
Oil & Gas Services - 0.01%
150,000	Weatherford International, Ltd.(e)	6.50%	09/15/2028	154,688
Packaging & Containers - 0.06%
260,000	Berry Global, Inc.(e)	1.65%	01/15/2027	257,052
185,000	Silgan Holdings, Inc.	4.13%	02/01/2028	190,319
736,000	WRKCo, Inc.	3.75%	03/15/2025	796,872
				1,244,243
Pharmaceuticals - 0.17%
770,000	AbbVie, Inc.	4.70%	05/14/2045	951,213
230,000	Bausch Health Cos., Inc.(e)	6.25%	02/15/2029	227,916
690,000	Bristol-Myers Squibb Co.	4.35%	11/15/2047	866,622
545,000	Cigna Corp.	4.90%	12/15/2048	697,647
390,000	CVS Health Corp.	5.05%	03/25/2048	502,889
215,000	Viatris, Inc.(e)	1.65%	06/22/2025	217,264
				3,463,551
Pipelines - 0.36%
73,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.(e)	5.75%	03/01/2027	75,504
200,000	Enable Midstream Partners LP	4.40%	03/15/2027	221,705
375,000	Enable Midstream Partners LP	5.00%	05/15/2044	411,858
360,000	Energy Transfer LP	4.75%	01/15/2026	402,551
1,000,000	Energy Transfer LP	3.90%	07/15/2026	1,092,541
220,000	EQM Midstream Partners LP(e)	4.75%	01/15/2031	229,079

See Notes to Financial Statements.
Annual Report | September 30, 2021	47

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$320,000	Hess Midstream Operations LP(e)	5.13%	06/15/2028	$334,656
275,000	Hess Midstream Operations LP(e)	4.25%	02/15/2030	278,437
548,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	777,689
1,925,000	NGL Energy Operating LLC / NGL Energy Finance Corp.(e)	7.50%	02/01/2026	1,963,837
135,000	NGPL PipeCo LLC(e)	3.25%	07/15/2031	138,423
270,000	NuStar Logistics LP	6.38%	10/01/2030	297,338
180,000	ONEOK, Inc.	3.40%	09/01/2029	192,074
335,000	Sabine Pass Liquefaction LLC	5.00%	03/15/2027	385,334
170,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.50%	03/01/2030	186,097
220,000	Venture Global Calcasieu Pass LLC(e)	4.13%	08/15/2031	229,625
120,000	Western Midstream Operating LP	4.35%	02/01/2025	126,775
				7,343,523
Real Estate - 0.01%
110,000	Realogy Group LLC / Realogy Co.- Issuer Corp.(e)	5.75%	01/15/2029	114,249
REITS - 0.42%
165,000	Agree LP	2.60%	06/15/2033	163,420
295,000	Alexandria Real Estate Equities, Inc.	3.00%	05/18/2051	287,589
840,000	American Tower Corp.	3.60%	01/15/2028	915,204
525,000	Boston Properties LP	3.40%	06/21/2029	569,064
800,000	Crown Castle International Corp.	3.70%	06/15/2026	873,700
515,000	Crown Castle International Corp.	3.65%	09/01/2027	566,619
560,000	Crown Castle International Corp.	3.30%	07/01/2030	597,224
470,000	Equinix, Inc.	1.80%	07/15/2027	472,663
1,000,000	Equinix, Inc.	2.15%	07/15/2030	981,451
250,000	Iron Mountain, Inc.(e)	4.50%	02/15/2031	253,887
260,000	Lexington Realty Trust	2.38%	10/01/2031	252,411
190,000	National Retail Properties, Inc.	2.50%	04/15/2030	192,761
80,000	Office Properties Income Trust	2.65%	06/15/2026	80,748
355,000	Office Properties Income Trust	2.40%	02/01/2027	351,046
140,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(e)	4.88%	05/15/2029	144,267
80,000	Realogy Group LLC / Realogy Co.- Issuer Corp.(e)	7.63%	06/15/2025	85,536
90,000	Sabra Health Care LP	3.20%	12/01/2031	88,255
395,000	Simon Property Group LP	2.45%	09/13/2029	403,732
595,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC(e)	6.50%	02/15/2029	612,850

See Notes to Financial Statements.
48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$135,000	Vornado Realty LP	2.15%	06/01/2026	$137,200
455,000	Welltower, Inc.	2.80%	06/01/2031	469,040
				8,498,667
Retail - 0.22%
230,000	Academy, Ltd.(e)	6.00%	11/15/2027	248,688
85,000	Ambience Merger Sub, Inc.(e)	7.13%	07/15/2029	84,363
745,000	Dollar Tree, Inc.	4.00%	05/15/2025	815,717
120,000	Ferrellgas LP / Ferrellgas Finance Corp.(e)	5.38%	04/01/2026	117,452
235,000	Golden Nugget, Inc.(e)	6.75%	10/15/2024	235,599
370,000	McDonald’s Corp.	3.60%	07/01/2030	411,807
370,000	McDonald’s Corp.	4.45%	03/01/2047	451,994
190,000	Park River Holdings, Inc.(e)	5.63%	02/01/2029	184,345
945,000	PetSmart, Inc. / PetSmart Finance Corp.(e)	7.75%	02/15/2029	1,032,464
190,000	SRS Distribution, Inc.(e)	4.63%	07/01/2028	194,076
115,000	Staples, Inc.(e)	7.50%	04/15/2026	116,783
195,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.(e)	5.00%	06/01/2031	202,556
365,000	Victoria’s Secret & Co.(e)	4.63%	07/15/2029	372,473
				4,468,317
Semiconductors - 0.07%
669,000	Broadcom, Inc.(e)	3.42%	04/15/2033	693,081
745,000	Marvell Technology, Inc.(e)	4.20%	06/22/2023	786,874
				1,479,955
Software - 0.18%
515,000	Activision Blizzard, Inc.	1.35%	09/15/2030	477,892
1,550,000	Castle US Holding Corp.(e)	9.50%	02/15/2028	1,628,322
175,000	Clarivate Science Holdings Corp.(e)	4.88%	07/01/2029	175,560
535,000	Oracle Corp.	3.85%	04/01/2060	544,892
945,000	Roper Technologies, Inc.	1.75%	02/15/2031	901,911
				3,728,577
Special Purpose Banks - 0.00%(j)
47,000	Caesars Resort Collection LLC / CRC Finco, Inc.(e)	5.25%	10/15/2025	47,698
Telecommunications - 0.45%
500,000	AT&T, Inc.	4.30%	02/15/2030	574,078
205,000	AT&T, Inc.	2.75%	06/01/2031	210,659
1,395,000	AT&T, Inc.	3.50%	09/15/2053	1,383,401
185,000	Avaya, Inc.(e)	6.13%	09/15/2028	194,753
175,000	CommScope, Inc.(e)	4.75%	09/01/2029	175,000
1,675,000	Embarq Corp Eq 7.995 06/01/36	8.00%	06/01/2036	1,798,958
45,000	Frontier Communications Holdings LLC(e)	5.88%	10/15/2027	47,869

See Notes to Financial Statements.
Annual Report | September 30, 2021	49

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$85,000	Frontier Communications Holdings LLC(e)	5.00%	05/01/2028	$89,356
315,000	Frontier Communications Holdings LLC(e)	6.75%	05/01/2029	332,402
80,000	GTT Communications, Inc.(e)	7.88%	12/31/2024	8,800
1,100,000	Intelsat Jackson Holdings SA(e)(f)	8.50%	10/15/2024	628,859
160,000	Lumen Technologies, Inc.(e)	5.13%	12/15/2026	166,200
145,000	Lumen Technologies, Inc.(e)	4.00%	02/15/2027	148,342
365,000	T-Mobile USA, Inc.	2.25%	02/15/2026	369,563
125,000	T-Mobile USA, Inc.	3.38%	04/15/2029	130,563
25,000	T-Mobile USA, Inc.(e)	3.38%	04/15/2029	26,113
1,000,000	T-Mobile USA, Inc.	3.88%	04/15/2030	1,104,694
50,000	T-Mobile USA, Inc.	2.88%	02/15/2031	50,488
365,000	T-Mobile USA, Inc.(e)	3.40%	10/15/2052	356,706
500,000	Verizon Communications, Inc.	3.15%	03/22/2030	535,005
670,000	Verizon Communications, Inc.	4.40%	11/01/2034	794,272
45,000	Verizon Communications, Inc.	2.65%	11/20/2040	42,339
				9,168,420
Transportation - 0.10%
850,000	CSX Corp.	3.80%	11/01/2046	962,808
345,000	FedEx Corp.	4.75%	11/15/2045	421,349
170,000	First Student Bidco, Inc.(e)	4.00%	07/31/2029	167,875
500,000	Union Pacific Corp.	3.70%	03/01/2029	558,504
				2,110,536
Trucking & Leasing - 0.02%
380,000	Penske Truck Leasing Co. LP / PTL Finance Corp.(e)	4.20%	04/01/2027	428,752
TOTAL U.S. CORPORATE BONDS
(Cost $140,813,794)				144,441,653

Principal Amount/Description		Rate	Maturity	Value
CONVERTIBLE CORPORATE BONDS - 0.83%
2,036,407	BlackRock Capital Investment Corp.	5.00%	06/15/2022	2,064,374
6,854,823	BlackRock TCP Capital Corp.	4.63%	03/01/2022	6,974,187
96,925	Digicel Group Holdings, Ltd.(e)(g)(h)	5.09% (7.00%)	12/10/2021	79,693
1,422,000	Goldman Sachs BDC, Inc.	4.50%	04/01/2022	1,450,412
6,000,000	New Mountain Finance Corp.	5.75%	08/15/2023	6,338,693
TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $16,062,199)				16,907,359

See Notes to Financial Statements.
50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.93%
$450,000	Abu Dhabi Government International Bond(c)	1.70%	03/02/2031	$435,134
300,000	Abu Dhabi Government International Bond(c)	3.13%	09/30/2049	301,926
200,000	Brazilian Government International Bond	3.75%	09/12/2031	190,000
200,000	Brazilian Government International Bond	5.00%	01/27/2045	187,144
400,000	Brazilian Government International Bond	5.63%	02/21/2047	401,680
850,000	Brazilian Government International Bond	4.75%	01/14/2050	754,605
200,000	Chile Government International Bond	2.55%	01/27/2032	198,666
300,000	Chile Government International Bond	3.50%	01/25/2050	300,488
700,000	Chile Government International Bond	3.10%	01/22/2061	632,772
600,000	Colombia Government International Bond	3.25%	04/22/2032	561,012
1,100,000	Colombia Government International Bond	5.00%	06/15/2045	1,076,229
600,000	Colombia Government International Bond	4.13%	05/15/2051	516,972
600,000	Dominican Republic International Bond(e)	6.40%	06/05/2049	636,606
200,000	El Salvador Government International Bond(c)	7.13%	01/20/2050	138,502
600,000	Export Import Bank of Thailand(d)	3M US L + 0.90%	11/20/2023	605,421
200,000	Indonesia Government International Bond	4.35%	01/11/2048	223,212
500,000	Indonesia Government International Bond	3.70%	10/30/2049	508,988
300,000	Instituto Costarricense de Electricidad(e)	6.75%	10/07/2031	297,321
200,000	Korea Development Bank	1.00%	09/09/2026	197,880
200,000	Korea Development Bank	1.63%	01/19/2031	196,847
500,000	Malaysia Wakala Sukuk Bhd(e)	2.07%	04/28/2031	497,199
250,000	Malaysia Wakala Sukuk Bhd(c)	2.07%	04/28/2031	248,600
1,075,000	Mexico Government International Bond	3.75%	01/11/2028	1,170,970
500,000	Mexico Government International Bond	2.66%	05/24/2031	483,615

See Notes to Financial Statements.
Annual Report | September 30, 2021	51

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$550,000	Mexico Government International Bond	4.28%	08/14/2041	$562,540
750,000	Mexico Government International Bond	4.60%	02/10/2048	775,579
500,000	Mexico Government International Bond	4.50%	01/31/2050	512,600
400,000	Mexico Government International Bond	3.77%	05/24/2061	355,934
400,000	Panama Government International Bond	2.25%	09/29/2032	377,328
900,000	Panama Government International Bond	3.87%	07/23/2060	883,503
300,000	Perusahaan Penerbit SBSN Indonesia III(e)	2.55%	06/09/2031	304,944
400,000	Perusahaan Penerbit SBSN Indonesia III(c)	3.80%	06/23/2050	407,780
600,000	Peruvian Government International Bond	3.30%	03/11/2041	583,770
200,000	Philippine Government International Bond	2.46%	05/05/2030	204,661
350,000	Philippine Government International Bond	1.65%	06/10/2031	333,869
550,000	Philippine Government International Bond	3.70%	03/01/2041	583,534
200,000	Philippine Government International Bond	3.70%	02/02/2042	212,369
400,000	Saudi Government International Bond(e)	2.90%	10/22/2025	426,106
500,000	Saudi Government International Bond(c)	2.25%	02/02/2033	487,128
350,000	Saudi Government International Bond(c)	3.75%	01/21/2055	366,187
200,000	Saudi Government International Bond(c)	3.45%	02/02/2061	196,781
400,000	Ukraine Government International Bond(c)	7.25%	03/15/2033	406,309
200,000	Ukraine Government International Bond(c)	7.25%	03/15/2033	203,154
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES
(Cost $19,122,058)				18,945,865

See Notes to Financial Statements.
52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 2.25%(d)
Canada - 0.03%
$530,000	Air Canada, First Lien - B Term Loan	L + 3.50%, 0.75% Floor	08/11/2028	$532,870
Cayman Islands - 0.05%
1,029,800	Grab Holdings, Inc., First Lien - Initial Term Loan	6M US L + 4.50%, 1.00% Floor	01/29/2026	1,043,528
Ireland - 0.03%
680,000	ION Trading Finance, Ltd., First Lien - Initial Dollar (2021) Term Loan	3M US L + 4.75%	04/01/2028	682,214
Luxembourg - 0.16%
705,000	Curium BidCo SARL, Second Lien Term Loan	3M US L + 7.75%	10/27/2028	716,900
2,133,365	Travelport Finance Luxembourg SARL 1L, 2021, First Lien - Initial (Priority) Term Loan(o)	3M US L + 8.75%, 1.00% Floor	02/28/2025	2,218,316
336,703	Travelport Finance S.a r.l., First Lien - 2021 Consented Term Loan	3M US L + 6.75%	05/29/2026	290,827
				3,226,043
Netherlands - 0.05%
1,242,046	Bright Bidco B.V., First Lien - 2018 Refinancing B Term Loan	6M US L + 3.50%, 1.00% Floor	06/30/2024	992,861
5,736	Lealand Finance Company B.V., First Lien - Make-Whole Term Loan	3M US L + 3.00%	06/28/2024	3,441
73,439	Lealand Finance Company B.V., First Lien - Take-Back Term Loan	3M US L + 4.00%	06/30/2025	33,709
				1,030,011
United States - 1.93%
405,000	AAdvantage Loyality IP, Ltd., First Lien - Initial Term Loan	3M US L + 3.00%, 0.75% Floor	04/20/2028	419,258
325,000	Aegion Corp., First Lien - Initial Term Loan	3M US L + 4.75%, 0.75% Floor	05/17/2028	327,844
1,250,875	Air Methods Corp., First Lien - Initial Term Loan	3M US L + 3.50%, 1.00% Floor	04/22/2024	1,242,663
1,192,533	American Tire Distributors, Inc., First Lien - Initial Term Loan	1M US L + 7.50%, 1.00% Floor	09/02/2024	1,193,934
1,975,000	Applied Systems, Inc., Second Lien - 2021 Term Loan	3M US L + 5.50%, 0.75% Floor	09/19/2025	2,007,795

See Notes to Financial Statements.
Annual Report | September 30, 2021	53

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$295,000	Asurion LLC, Second Lien - New B-3 Term Loan	1M US L + 5.25%	01/31/2028	$294,509
1,546,125	Atlas Purchaser, Inc., First Lien - Initial Term Loan	3M US L + 3.00%, 0.75% Floor	05/08/2028	1,529,373
200,000	Blackhawk Network Holdings, Inc., Second Lien	1M US L + 7.00%	06/15/2026	199,333
735,000	Cengage Learning, Inc., First Lien - B Term Loan	3M US L + 5.00%	06/29/2026	740,722
240,878	ClubCorp Holdings, Inc., First Lien - B Term Loan	3M US L + 2.75%	09/18/2024	226,961
2,350,000	Constant Contact, Inc., Second Lien - Initial Term Loan	3M US L + 7.50%, 0.75% Floor	02/12/2029	2,326,500
2,197,416	Cvent, Inc., First Lien Term Loan	3M US L + 3.75%	11/29/2024	2,191,757
905,000	DCert Buyer, Inc., Second Lien - First Amendment Refinancing Term Loan	1M US L + 7.00%	02/19/2029	915,462
760,000	DG Investment Intermediate Holdings 2, Inc., Second Lien - Initial Term Loan	1M US L + 6.75%, 0.75% Floor	03/30/2029	765,700
1,410,000	DIRECTV Financing LLC, First Lien - Closing Date Term Loan	3M US L + 5.00%, 0.75% Floor	08/02/2027	1,412,496
1,719,700	Envision Healthcare Corp., First Lien - Initial Term Loan(o)	1M US L + 3.75%	10/10/2025	1,535,520
1,475,000	Envision Healthcare Corp., First Lien - Series 2020 New Term Loan(o)	1M US L + 3.75%, 1.00% Floor	10/10/2025	1,254,974
1,761,840	Flexistential, First Lien - Initial Term Loan	1M US L + 3.50%	08/01/2024	1,644,017
450,799	Forterra Finance LLC, First Lien - Replacement Term Loan	1M US L + 3.00%, 1.00% Floor	10/25/2023	451,081
1,370,738	Gainwell Acquisition Corp., First Lien - B Term Loan	3M US L + 4.00%, 0.75% Floor	10/01/2027	1,375,878
450,636	Global Medical Response, Inc., First Lien - 2018 New Term Loan	3M US L + 4.25%, 1.00% Floor	03/14/2025	452,946
400,000	Gogo Intermediate Holdings LLC, First Lien - Initial Term Loan	3M US L + 3.75%, 0.75% Floor	04/30/2028	401,042
990,969	Gulf Finance LLC, First Lien - Tranche B Term Loan	1M US L + 5.25%, 1.00% Floor	08/25/2023	955,354
453,862	Ivanti Software, Inc., First Lien - Initial Term Loan	1M US L + 3.00%, 1.00% Floor	12/01/2027	455,955
400,000	Kenan Advantage Group, Inc, Second Lien - Initial Term Loan	1M US L + 7.25%, 0.75% Floor	08/18/2027	397,500
1,126,942	Minotaur Acquisition, Inc., First Lien - B Term Loan	3M US L + 4.75%	03/27/2026	1,122,812

See Notes to Financial Statements.
54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$488,934	Misys, Ltd., First Lien - Dollar Term Loan	3M US L + 3.50%, 1.00% Floor	06/13/2024	$485,690
705,000	Misys, Ltd., Second Lien - Dollar Term Loan	3M US L + 7.25%, 1.00% Floor	06/13/2025	710,608
1,135,000	Mitchell International, Inc., Second Lien - Initial Term Loan	1M US L + 7.25%	12/01/2025	1,136,827
468,001	MLN US HoldCo LLC, First Lien - B Term Loan	1M US L + 4.50%	11/30/2025	426,927
43,906	OneDigital Borrower LLC, First Lien - Delayed Draw Term Loan(o)	3M US L + 5.25%, 0.75% Floor	11/16/2027	44,144
1,354,666	OneDigital Borrower LLC, First Lien - Initial Term Loan	3M US L + 4.50%, 0.75% Floor	11/16/2027	1,362,009
1,278,575	Riverbed Technology, Inc., First Lien - 2020 Extension Term Loan	3M US L + 6.00%, 1.00% Floor	12/31/2025	1,150,717
230,000	Solenis Holdings LLC, Second Lien - Initial Term Loan	1M US L + 8.50%	06/26/2026	230,432
620,000	Sweetwater Borrower, LLC, First Lien - Initial Term Loan	3M US L + 4.75%	08/03/2028	619,613
977,141	Team Health Holdings, Inc., First Lien - Initial Term Loan	1M US L + 2.75%, 1.00% Floor	02/06/2024	955,155
680,000	TIBCO Software, Inc., Second Lien	1M US L + 7.25%	03/03/2028	688,670
1,762,605	Travel Leaders Group LLC, First Lien - 2018 Refinancing Term Loan	1M US L + 4.00%	01/25/2024	1,654,645
1,741,234	Vantage Specialty Chemicals, Inc., First Lien - Closing Date Term Loan	3M US L + 3.50%, 1.00% Floor	10/28/2024	1,711,668
690,000	Viad Corp, First Lien - Initial Term Loan	3M US L + 5.00%, 0.50% Floor	07/30/2028	690,000
1,573,595	WaterBridge Midstream Operating LLC, First Lien - Initial Term Loan(o)	3M US L + 5.75%, 1.00% Floor	06/22/2026	1,537,064
				39,245,555

TOTAL BANK LOANS
(Cost $44,574,210)				45,760,221

COLLATERALIZED LOAN OBLIGATIONS - 3.34%
	Adams Mill CLO, Ltd.
500,000	Series 2014-1A(d)(e)	3M US L + 3.50%	07/15/2026	501,957
	AIMCO CLO
500,000	Series 2018-AA(d)(e)	3M US L + 2.55%	04/17/2031	493,823

See Notes to Financial Statements.
Annual Report | September 30, 2021	55

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	AIMCO CLO 10, Ltd.
$1,000,000	Series 2021-10A(d)(e)	3M US L + 2.90%	07/22/2032	$999,994
	Apidos CLO XII
500,000	Series 2018-12A(d)(e)	3M US L + 2.60%	04/15/2031	485,989
	Apidos CLO XX
500,000	Series 2018-20A(d)(e)	3M US L + 2.95%	07/16/2031	496,221
	Apidos CLO XXI
500,000	Series 2018-21A(d)(e)	3M US L + 2.45%	07/18/2027	501,544
1,000,000	Series 2018-21A(d)(e)	3M US L + 8.25%	07/18/2027	993,153
	Apidos CLO XXIV
1,000,000	Series 2018-24A(d)(e)	3M US L + 5.80%	10/20/2030	952,598
	Babson CLO, Ltd.
500,000	Series 2018-IA(d)(e)	3M US L + 2.60%	01/20/2031	495,382
	Bain Capital Credit CLO 2017-2, Ltd.
500,000	Series 2021-2A(d)(e)	3M US L + 6.50%	07/25/2034	495,165
1,000,000	Series 2021-2A(d)(e)	3M US L + 3.10%	07/25/2034	1,005,507
	Barings CLO, Ltd.
500,000	Series 2017-1A(d)(e)	3M US L + 3.60%	07/18/2029	501,235
500,000	Series 2018-4A(d)(e)	3M US L + 5.82%	10/15/2030	500,042
	Barings CLO, Ltd. 2019-I
1,500,000	Series 2021-1A(d)(e)	3M US L + 6.86%	04/15/2036	1,502,472
	Barings CLO, Ltd. 2019-II
500,000	Series 2021-2A(d)(e)	3M US L + 3.41%	04/15/2036	502,097
	Barings CLO, Ltd. 2021-II
500,000	Series 2021-2A(d)(e)	3M US L + 3.15%	07/15/2034	500,023
	Beechwood Park CLO, Ltd.
500,000	Series 2019-1A(d)(e)	3M US L + 7.50%	01/17/2033	504,435
	BlueMountain CLO, Ltd.
500,000	Series 2018-3A(d)(e)	3M US L + 2.60%	04/20/2031	467,472
	BlueMountain Fuji US CLO II, Ltd.
1,000,000	Series 2017-2A(d)(e)	3M US L + 3.00%	10/20/2030	990,012
	Buttermilk Park CLO, Ltd.
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.75%	10/15/2031	990,727
	Canyon Capital CLO 2016-2, Ltd.
500,000	Series 2018-2A(d)(e)	3M US L + 3.15%	10/15/2031	500,087
	Canyon Capital CLO 2017-1, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 3.00%	07/15/2030	498,873
	Canyon Capital CLO 2019-1, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 7.09%	04/15/2032	499,629
	Canyon Capital CLO 2021-2, Ltd.
1,250,000	Series 2021-2A(d)(e)	3M US L + 3.35%	04/15/2034	1,252,727
	Canyon Capital CLO, Ltd.
1,000,000	Series 2018-1A(d)(e)	3M US L + 2.75%	01/30/2031	960,321
1,500,000	Series 2018-1A(d)(e)	3M US L + 5.50%	01/30/2031	1,389,276
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.75%	07/15/2031	963,060
500,000	Series 2018-1A(d)(e)	3M US L + 2.80%	07/15/2031	497,618

See Notes to Financial Statements.
56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$500,000	Series 2018-1RA(d)(e)	3M US L + 3.00%	07/15/2030	$501,250
	Canyon CLO 2021-3, Ltd.
1,000,000	Series 2021-3A(d)(e)	3M US L + 3.05%	07/15/2034	998,907
	Canyon CLO 2021-4, Ltd.
1,000,000	Series 2021-4A(d)(e)	3M US L + 6.30%	10/15/2034	1,000,000
	Canyon CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 2.90%	07/15/2031	493,751
	Carlyle Global Market Strategies CLO 2016-3, Ltd.
1,000,000	Series 2021-3A(d)(e)	3M US L + 3.30%	07/20/2034	1,003,806
	Carlyle Global Market Strategies CLO, Ltd.
1,000,000	Series 2018-2RA(d)(e)	3M US L + 5.35%	05/15/2031	920,368
500,000	Series 2018-3A(d)(e)	3M US L + 2.85%	07/28/2028	498,981
	Carlyle US CLO 2021-1, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 6.00%	04/15/2034	495,269
	Chenango Park CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 3.00%	04/15/2030	494,702
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.80%	04/15/2030	987,538
	Cook Park CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 2.60%	04/17/2030	499,538
	Crown Point CLO IV, Ltd.
500,000	Series 2018-4A(d)(e)	3M US L + 1.90%	04/20/2031	495,670
	Dorchester Park CLO DAC
500,000	Series 2018-1A(d)(e)	3M US L + 2.40%	04/20/2028	501,872
875,000	Series 2018-1A(d)(e)	3M US L + 5.00%	04/20/2028	876,531
	Dryden 57 CLO, Ltd.
500,000	Series 2018-57A(d)(e)	3M US L + 2.55%	05/15/2031	490,165
	Dryden 60 CLO, Ltd.
1,000,000	Series 2018-60A(d)(e)	3M US L + 3.00%	07/15/2031	1,003,756
	Elmwood CLO IX, Ltd.
500,000	Series 2021-2A(d)(e)	3M US L + 2.94%	07/20/2034	499,979
500,000	Series 2021-2A(d)(e)	3M US L + 5.94%	07/20/2034	499,880
	Fillmore Park CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 2.90%	07/15/2030	498,910
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.40%	07/15/2030	979,826
	Gilbert Park CLO, Ltd.
1,000,000	Series 2017-1A(d)(e)	3M US L + 6.40%	10/15/2030	1,005,272
	Goldentree Loan Management US CLO, Ltd.
1,000,000	Series 2018-3A(d)(e)	3M US L + 2.85%	04/20/2030	995,282
	KVK CLO 2018-1, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 3.00%	05/20/2029	500,191
	Milos CLO, Ltd.
500,000	Series 2020-1A(d)(e)	3M US L + 6.15%	10/20/2030	501,265
	Myers Park CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 3.05%	10/20/2030	502,506

See Notes to Financial Statements.
Annual Report | September 30, 2021	57

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$1,000,000	Series 2018-1A(d)(e)	3M US L + 5.50%	10/20/2030	$987,403
	Neuberger Berman CLO XXIII, Ltd.
1,000,000	Series 2018-23A(d)(e)	3M US L + 5.75%	10/17/2027	995,542
	Neuberger Berman Loan Advisers CLO 37, Ltd.
500,000	Series 2021-37A(d)(e)	3M US L + 5.75%	07/20/2031	499,984
	Neuberger Berman Loan Advisers CLO 42, Ltd.
500,000	Series 2021-42A(d)(e)	3M US L + 5.95%	07/16/2035	499,980
	Neuberger Berman Loan Advisers Clo 44, Ltd.
1,000,000	Series 2021-44A(d)(e)	3M US L + 6.00%	10/16/2034	1,000,000
	Point Au Roche Park CLO, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 6.13%	07/20/2034	499,918
	PPM CLO 3, Ltd.
1,000,000	Series 2021-3A(d)(e)	3M US L + 3.20%	04/17/2034	1,002,221
	Rockland Park CLO, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 6.25%	04/20/2034	499,970
	Sound Point CLO XXIII
500,000	Series 2021-2A(d)(e)	3M US L + 3.30%	07/15/2034	503,210
	Sound Point CLO XXIV
1,375,000	Series 2019-3A(d)(e)	3M US L + 7.31%	10/25/2032	1,382,448
	Sound Point CLO XXVI, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 3.35%	07/20/2034	503,360
	Sound Point CLO XXVIII, Ltd.
1,000,000	Series 2020-3A(d)(e)	3M US L + 6.90%	01/25/2032	1,006,181
	Stewart Park CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 2.60%	01/15/2030	496,119
	Symphony CLO XVII, Ltd.
1,500,000	Series 2018-17A(d)(e)	3M US L + 2.65%	04/15/2028	1,500,429
	Thayer Park CLO, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 6.25%	04/20/2034	497,267
	THL Credit Wind River 2017-1 CLO, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 3.91%	04/18/2036	495,290
	THL Credit Wind River 2017-3 CLO, Ltd.
750,000	Series 2021-3A(d)(e)	3M US L + 3.88%	04/15/2035	757,970
500,000	Series 2021-3A(d)(e)	3M US L + 7.08%	04/15/2035	500,516
	THL Credit Wind River CLO, Ltd.
500,000	Series 2018-1A(d)(e)	2.90% - 3M US L	07/15/2030	484,807
2,000,000	Series 2018-1A(d)(e)	5.50% - 3M US L	07/15/2030	1,941,251
1,000,000	Series 2018-1A(d)(e)	3M US L + 3.00%	07/18/2031	973,750
1,000,000	Series 2018-2A(d)(e)	3M US L + 5.75%	07/15/2030	968,596
1,000,000	Series 2018-3A(d)(e)	3M US L + 6.22%	10/22/2031	937,442
	Tryon Park CLO, Ltd.
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.95%	04/15/2029	1,002,958

See Notes to Financial Statements.
58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Upland CLO, Ltd.
$500,000	Series 2018-1A(d)(e)	3M US L + 2.90%	04/20/2031	$498,262
	Venture XX CLO, Ltd.
1,000,000	Series 2017-20A(d)(e)	3M US L + 1.90%	04/15/2027	1,002,678
	VERDE CLO, Ltd.
1,000,000	Series 2021-1A(d)(e)	3M US L + 3.25%	04/15/2032	1,001,511
	VOYA CLO 2017-2
1,000,000	Series 2017-2A(d)(e)	3M US L + 6.02%	06/07/2030	982,515
	Voya CLO, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 2.80%	04/18/2031	486,792
1,000,000	Series 2018-2A(d)(e)	3M US L + 2.75%	07/15/2031	983,021
1,000,000	Series 2018-2A(d)(e)	3M US L + 5.25%	07/15/2031	948,448
500,000	Series 2018-3A(d)(e)	3M US L + 6.20%	10/20/2031	467,720
500,000	Series 2018-4A(d)(e)	3M US L + 5.95%	07/14/2031	466,250
	Webster Park CLO, Ltd.
1,000,000	Series 2018-1A(d)(e)	5.50% - 3M US L	07/20/2030	992,847
	Wind River 2013-1 CLO, Ltd.
500,000	Series 2017-1A(d)(e)	3M US L + 3.65%	07/20/2030	501,155
	Wind River 2014-3 CLO, Ltd.
1,500,000	Series 2018-3A(d)(e)	3M US L + 3.40%	10/22/2031	1,471,882
	Wind River 2021-2 CLO, Ltd.
500,000	Series 2021-2A(d)(e)	3M US L + 6.43%	07/20/2034	497,941

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $68,266,179)				67,924,288

EQUITY - LINKED NOTES - 0.00%
263,093	Inverpamplona SA(i)(k)(l)	0.00%	12/30/2028	–

TOTAL EQUITY - LINKED NOTES
(Cost $11,250)				–

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 23.50%
	Aaset Trust
420,498	Series 2019-2(e)	3.38%	10/16/2026	409,680
	AASET, Ltd.
487,467	Series 2018-1A(e)	3.84%	09/16/2023	474,756
	ABFC Trust
3,035,289	Series 2007-WMC1(d)	1M US L + 1.25%	06/25/2037	2,715,410
	Accredited Mortgage Loan Trust
20,585,000	Series 2006-2(d)	1M US L + 0.29%	09/25/2036	18,042,456
	Adjustable Rate Mortgage Trust
2,527,804	Series 2005-10(d)	2.63%	01/25/2036	2,295,745
	Affirm Asset Securitization Trust
1,750,000	Series 2020-A(e)	6.23%	10/17/2022	1,793,230

See Notes to Financial Statements.
Annual Report | September 30, 2021	59

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Alen Mortgage Trust
$1,107,000	Series 2021-ACEN(d)(e)	1M US L + 4.00%	04/15/2026	$1,118,181
	Alternative Loan Trust
185,049	Series 2005-20CB	5.50%	07/25/2035	175,168
71,605	Series 2005-54CB	5.50%	11/25/2035	53,899
820,693	Series 2005-85CB(d)	1M US L + 1.10%	02/25/2036	699,137
		21.63% - 3.67x
173,317	Series 2005-85CB(d)	1M US L	02/25/2036	215,527
219,024	Series 2005-86CB	5.50%	02/25/2036	174,454
200,333	Series 2005-9CB(d)	1M US L + 0.50%	05/25/2035	186,733
355,792	Series 2005-9CB(d)(m)	5.05% - 1M US L	05/25/2035	35,273
1,146,469	Series 2006-15CB	6.50%	06/25/2036	835,541
129,759	Series 2006-30T1	6.25%	11/25/2036	118,102
112,114	Series 2006-32CB	5.50%	11/25/2036	85,079
		28.06% - 4.6 x 1M
269,123	Series 2006-36T2(d)	US L	12/25/2036	410,696
879,589	Series 2007-19	6.00%	08/25/2037	628,755
2,960,514	Series 2007-20	6.25%	08/25/2047	2,266,428
858,500	Series 2007-23CB(d)	1M US L + 0.50%	09/25/2037	435,152
819,724	Series 2007-23CB(d)(m)	6.50% - 1M US L	09/25/2037	260,805
	American Home Mortgage Investment Trust
160,812	Series 2007-A(e)(n)	6.60%	01/25/2037	51,085
	AMSR
5,100,000	Series 2020-SFR3(e)	4.99%	09/17/2025	5,279,761
5,000,000	Series 2021-SFR1(d)(e)	4.61%	06/17/2028	5,153,188
	Arbor Realty Commercial Real Estate Notes, Ltd.
800,000	Series 2021-FL2(d)(e)	1M US L + 1.60%	04/15/2026	803,300
800,000	Series 2021-FL2(d)(e)	1M US L + 1.95%	07/15/2026	803,550
	AREIT Trust
1,265,000	Series 2019-CRE3(d)(e)	30D SOFR + 2.76%	09/16/2036	1,254,280
	Atlas Senior Loan Fund X, Ltd.
491,101	Series 2018-10A(d)(e)	3M US L + 1.09%	01/15/2031	491,341
	Atrium Hotel Portfolio Trust
1,309,000	Series 2018-ATRM(d)(e)	1M US L + 3.40%	06/15/2035	1,285,523
	Atrium IX
500,000	Series 2017-9A(d)(e)	3M US L + 3.60%	05/28/2030	500,593
	Atrium XIII
1,000,000	Series 2017-13A(d)(e)	3M US L + 6.05%	11/21/2030	984,028
	Atrium XIV LLC
1,000,000	Series 2018-14A(d)(e)	3M US L + 5.65%	08/23/2030	992,736
	Atrium XV
1,000,000	Series 2018-15A(d)(e)	3M US L + 3.00%	01/23/2031	1,001,237
	BAMLL Commercial Mortgage Securities Trust
683,000	Series 2019-AHT(d)(e)	2.57%	03/15/2034	682,277

See Notes to Financial Statements.
60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Banc of America Commercial Mortgage Trust
$600,000	Series 2015-UBS7(d)	4.50%	09/15/2025	$628,798
	Banc of America Commercial Mortgage Trust 2016-UBS10
1,045,000	Series 2016-UB10(d)	5.02%	05/15/2026	1,137,654
	Banc of America Funding Trust
128,463	Series 2006-2	5.50%	03/25/2036	132,701
2,825,733	Series 2010-R5(d)(e)	6.00%	10/26/2037	2,647,254
	Bancorp Commercial Mortgage Trust
547,408	Series 2019-CRE5(d)(e)	1M US L + 1.50%	01/15/2022	547,588
1,312,000	Series 2019-CRE5(d)(e)	1M US L + 2.35%	03/17/2036	1,310,493
	BANK
200,000	Series 2017-BNK5(d)	4.40%	06/15/2027	214,674
463,000	Series 2018-BN10(d)	4.08%	01/15/2028	511,974
10,291,000	Series 2018-BN12(d)(e)(m)	1.50%	05/15/2061	804,376
	BANK 2020-BNK27
16,875,000	Series 2020-BN27(d)(e)(m)	0.83%	04/15/2030	912,279
	BANK 2021-BNK32
10,640,773	Series 2021-BN32(d)(m)	0.89%	04/15/2054	626,168
	BBCMS Trust
3,000,000	Series 2018-CBM(d)(e)	1M US L + 3.55%	07/15/2037	2,983,439
	BCAP, LLC Trust
110,098	Series 2007-AA2(d)	7.50%	04/25/2037	80,328
71,433	Series 2007-AA2	6.00%	04/25/2037	50,433
5,382,263	Series 2010-RR6(d)(e)	8.42%	07/26/2036	3,847,061
	Bear Stearns ALT-A Trust
7,272,505	Series 2006-3(d)	2.68%	05/25/2036	6,211,192
867,545	Series 2006-6(d)	3.25%	11/25/2036	594,339
	Bear Stearns Asset-Backed Securities Trust
1,807,483	Series 2006-AC1(n)	6.25%	02/25/2036	1,209,724
	Bellemeade Real Estate, Ltd.
1,469,148	Series 2019-2A(d)(e)	1M US L + 1.45%	04/25/2029	1,469,366
	Benchmark Mortgage Trust
12,430,439	Series 2018-B2(d)(m)	0.55%	01/15/2028	240,477
600,000	Series 2018-B2(d)	4.34%	01/15/2028	652,519
22,260,588	Series 2018-B4(d)(m)	0.67%	06/15/2028	567,427
1,589,000	Series 2018-B4(d)(e)	2.96%	07/17/2051	1,468,312
954,000	Series 2020-B17(d)	3.37%	03/15/2030	986,549
522,000	Series 2020-B18(e)	4.14%	08/15/2025	529,224
8,327,567	Series 2021-B28(d)(m)	1.41%	08/15/2031	819,384
	BF Mortgage Trust
705,000	Series 2019-NYT(d)(e)	1M US L + 3.00%	12/15/2035	695,550
	BHP Trust
532,700	Series 2019-BXHP(d)(e)	1M US L + 2.57%	08/15/2021	531,642

See Notes to Financial Statements.
Annual Report | September 30, 2021	61

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Blackbird Capital Aircraft
$1,492,188	Series 2021-1A(e)	3.45%	07/15/2028	$1,505,281
	BSPRT Issuer, Ltd.
650,000	Series 2021-FL6(d)(e)	1M US L + 1.10%	03/15/2036	650,975
	BX Commercial Mortgage Trust
834,000	Series 2021-VOLT(d)(e)	1M US L + 2.40%	09/15/2023	837,306
	BX Trust
636,000	Series 2019-OC11(d)(e)	4.08%	12/09/2029	674,380
2,964,000	Series 2019-OC11(d)(e)	4.08%	12/06/2041	3,064,219
	Cantor Commercial Real Estate Lending
1,113,000	Series 2019-CF1(d)(e)	4.12%	04/15/2024	1,089,497
	Carbon Capital VI Commercial Mortgage Trust
680,000	Series 2019-FL2(d)(e)	1M US L + 2.85%	11/15/2021	655,723
	Carvana Auto Receivables Trust
5,300	Series 2021-N1(e)(i)	0.00%	01/10/2028	2,796,078
5,250	Series 2021-N2(e)(i)	0.00%	03/10/2028	3,358,049
	Cascade MH Asset Trust
4,601,000	Series 2019-MH1(d)(e)	5.99%	10/25/2024	4,769,501
	Castlelake Aircraft Securitization Trust
3,236,825	Series 2018-1(e)	6.63%	06/15/2043	2,551,320
	Castlelake Aircraft Structured Trust
557,035	Series 2019-1A(e)	3.97%	04/15/2026	562,607
2,750,000	Series 2019-1A(e)(i)	0.00%	04/15/2039	852,500
	CD Mortgage Trust
750,000	Series 2017-CD4(d)	4.35%	04/10/2027	807,363
	CF Trust
1,518,000	Series 2019-MF1(d)(e)	1M US L + 2.95%	11/15/2021	1,510,871
	Chase Mortgage Finance Trust
10,551,939	Series 2007-S2	6.00%	03/25/2037	7,404,773
368,066	Series 2007-S3	5.50%	05/25/2037	108,256
	CIFC Funding, Ltd.
850,000	Series 2021-1A(d)(e)	3M US L + 6.00%	04/25/2033	843,749
500,000	Series 2021-4A(d)(e)	3M US L + 2.85%	07/15/2033	499,996
500,000	Series 2021-4A(d)(e)	3M US L + 5.95%	07/15/2033	500,050
2,500,000	Series 2021-5A(d)(e)	3M US L + 6.50%	07/15/2034	2,499,533
	Citicorp Mortgage Securities Trust
370,881	Series 2007-1	6.00%	01/25/2037	374,853
	Citigroup Commercial Mortgage Trust
3,516,667	Series 2014-GC25(d)(m)	0.96%	10/10/2047	86,421
866,000	Series 2015-GC27(d)(e)	4.42%	02/12/2048	856,213
400,000	Series 2015-GC31(d)	4.05%	06/10/2025	417,462

See Notes to Financial Statements.
62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$344,000	Series 2016-GC36(e)	2.85%	02/12/2049	$246,461
464,000	Series 2017-C4(d)	4.10%	10/12/2027	504,842
463,000	Series 2018-B2(d)	4.28%	03/10/2028	511,862
520,000	Series 2019-GC41	3.20%	08/10/2029	549,426
1,000,000	Series 2019-SMRT(d)(e)	4.75%	01/10/2036	1,048,725
1,433,000	Series 2020-555(d)(e)	3.62%	12/12/2041	1,150,694
1,000,000	Series 2020-GC46(e)	2.60%	02/15/2030	816,341
	Citigroup Mortgage Loan Trust
685,423	Series 2006-WF1(n)	4.86%	03/25/2036	415,594
1,045,654	Series 2007-OPX1(n)	6.33%	01/25/2037	521,064
	CitiMortgage Alternative Loan Trust
405,493	Series 2007-A1	6.00%	01/25/2037	405,457
79,871	Series 2007-A1(d)(m)	5.40% - 1M US L	01/25/2037	13,223
58,136	Series 2007-A3(d)	6.00%	03/25/2037	60,005
133,788	Series 2007-A3(d)(m)	5.40% - 1M US L	03/25/2037	22,449
422,285	Series 2007-A6	5.50%	06/25/2037	399,389
	CLNC, Ltd.
		30D US SOFR +
1,037,000	Series 2019-FL1(d)(e)	1.66448%	12/19/2025	1,039,540
	COMM 2014-CCRE16 Mortgage Trust
1,100,000	Series 2014-CR16(d)	5.08%	04/10/2024	1,161,548
	COMM Mortgage Trust
887,000	Series 2013-CR11(d)	5.11%	09/10/2023	952,051
	Commercial Mortgage Pass- Through Certificates
242,400	Series 2014-CR19(d)	4.70%	08/10/2024	254,889
604,000	Series 2014-CR20(d)	4.50%	10/10/2024	624,906
8,643,268	Series 2014-UBS4(e)	3.75%	08/10/2024	1,171,362
11,000	Series 2014-UBS4(d)(e)(i)	0.00%	08/10/2047	1
3,160,620	Series 2015-CR22(d)(m)	0.89%	03/10/2025	70,028
916,000	Series 2015-CR25(d)	4.53%	08/12/2048	980,237
4,498,982	Series 2015-CR26(d)(m)	0.93%	09/10/2025	140,235
419,000	Series 2015-LC23(d)	4.62%	10/10/2025	449,833
	CORE Mortgage Trust
432,000	Series 2019-CORE(d)(e)	1M US L + 1.90%	12/15/2031	430,420
432,000	Series 2019-CORE(d)(e)	1M US L + 2.35%	12/15/2031	425,224
	Countrywide Home Loan Mortgage Pass-Through Trust
1,686,627	Series 2005-HYB7(d)	2.74%	11/20/2035	1,570,242
26,568	Series 2005-J4	5.50%	11/25/2035	25,672
1,394,665	Series 2006-18	6.00%	12/25/2036	1,068,105
190,481	Series 2007-17	6.00%	10/25/2037	175,368
242,525	Series 2007-3	6.00%	04/25/2037	175,340
260,366	Series 2007-7	5.75%	06/25/2037	186,762

See Notes to Financial Statements.
Annual Report | September 30, 2021	63

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Credit Suisse First Boston Mortgage Securities Corp.
$55,516	Series 2005-10	5.50%	11/25/2035	$51,083
50,388	Series 2005-8	5.50%	08/25/2025	48,719
4,040,606	Series 2005-9	6.00%	10/25/2035	1,766,151
	Credit Suisse Mortgage Capital Certificates
2,187,900	Series 2006-2	5.75%	03/25/2036	1,576,335
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(n)	6.20%	09/25/2036	1,291,572
135,161	Series 2007-1(d)	5.90%	05/25/2037	49,695
	CSAIL Commercial Mortgage Trust
5,134,448	Series 2015-C1(d)(m)	0.97%	01/15/2025	115,173
419,000	Series 2015-C4(d)	4.71%	11/15/2025	446,641
490,000	Series 2016-C6(d)	5.09%	04/15/2026	520,681
1,362,000	Series 2016-C6(d)(e)	5.09%	01/15/2049	1,224,522
214,000	Series 2018-C14(d)	5.05%	10/15/2028	237,267
	CSMC Mortgage-Backed Trust
160,160	Series 2006-1	6.00%	02/25/2036	82,053
20,824	Series 2006-4	5.50%	10/31/2021	18,532
788,967	Series 2006-5	6.25%	06/25/2036	269,403
73,501	Series 2006-9	6.00%	11/25/2036	59,632
6,018	Series 2007-2	5.00%	03/25/2037	5,699
492,505	Series 2007-3(d)	5.84%	04/25/2037	180,764
253,000	Series 2017-CHOP(d)(e)	1M US L + 1.90%	07/15/2032	249,506
223,000	Series 2017-CHOP(d)(e)	1M US L + 3.30%	07/15/2032	213,942
	DataBank Issuer
636,000	Series 2021-1A(e)	2.65%	02/25/2026	647,211
	DB Master Finance LLC
980,000	Series 2019-1A(e)	3.79%	02/20/2024	988,820
	DBGS Mortgage Trust
861,313	Series 2018-BIOD(d)(e)	1M US L + 2.00%	05/15/2035	863,327
	DBJPM 16-C1 Mortgage Trust
1,309,000	Series 2016-C1(d)	3.33%	05/12/2049	1,270,252
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
218,983	Series 2005-6(d)(m)	5.08% - 1M US L	12/25/2035	35,438
96,021	Series 2005-6(d)	1M US L + 1.40%	12/25/2035	74,178
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
135,330	Series 2006-PR1(d)(e)	12.12% - 1M US L	04/15/2036	142,808
	Diamond Infrastructure Funding LLC
1,000,000	Series 2021-1A(e)	2.36%	12/20/2026	990,682
2,000,000	Series 2021-1A(e)	3.48%	12/20/2026	2,005,459

See Notes to Financial Statements.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	DOLP Trust
$1,000,000	Series 2021-NYC(d)(e)	3.70%	05/10/2031	$1,017,974
	Dryden 38 Senior Loan Fund
1,000,000	Series 2018-38A(d)(e)	3M US L + 5.60%	07/15/2030	970,757
	Dryden 40 Senior Loan Fund
1,000,000	Series 2018-40A(d)(e)	3M US L + 5.75%	08/15/2031	987,500
500,000	Series 2018-40A(d)(e)	3M US L + 3.10%	08/15/2031	499,625
	Dryden 42 Senior Loan Fund
500,000	Series 2018-42A(d)(e)	3M US L + 2.93%	07/15/2030	499,801
	Fannie Mae-Aces
24,934,361	Series 2019-M12(d)(m)	0.70%	06/25/2029	1,237,323
16,976,399	Series 2019-M24(d)(m)	1.15%	03/25/2031	1,512,044
49,000,956	Series 2019-M7(d)(m)	0.35%	04/25/2029	1,605,506
56,108,313	Series 2020-M10(d)(m)	0.82%	12/25/2027	2,155,664
56,785,652	Series 2020-M10(d)(m)	0.87%	07/25/2032	4,107,749
17,059,813	Series 2020-M13(d)(m)	1.30%	09/25/2030	1,415,040
	First Horizon Alternative Mortgage Securities Trust
628,232	Series 2005-FA6	5.50%	09/25/2035	508,640
115,564	Series 2007-FA2	6.00%	04/25/2037	65,607
	First Horizon Mortgage Pass- Through Trust
721,689	Series 2007-AR3(d)	2.76%	11/25/2037	502,876
	FirstKey Homes
1,100,000	Series 2020-SFR1(e)	4.28%	08/19/2037	1,131,781
	Fontainebleau Miami Beach Trust
492,000	Series 2019-FBLU(d)(e)	3.96%	12/10/2024	501,950
1,656,000	Series 2019-FBLU(d)(e)	3.96%	12/12/2036	1,616,078
	FREMF Mortgage Trust
890,367	Series 2015-KF07(d)(e)	1M US L + 4.95%	02/25/2025	894,906
753,922	Series 2015-KF09(d)(e)	1M US L + 5.35%	05/25/2022	754,360
1,000,094	Series 2016-KF19(d)(e)	1M US L + 5.50%	06/25/2023	1,002,579
999,779	Series 2016-KF22(d)(e)	1M US L + 5.05%	07/25/2023	1,011,171
887,222	Series 2016-KF25(d)(e)	1M US L + 5.00%	10/25/2023	889,149
825,000	Series 2018-K74(d)(e)	4.23%	02/25/2028	895,599
2,252,869	Series 2018-KF56(d)(e)	1M US L + 5.80%	11/25/2028	2,276,987
820,000	Series 2019-K736(d)(e)	3.88%	07/25/2026	873,796
	FRTKL
4,050,000	Series 2021-SFR1(e)	4.11%	09/17/2026	4,078,427
	GAIA Aviation, Ltd.
495,472	Series 2019-1(e)(n)	3.97%	12/15/2026	494,004
400,925	Series 2019-1(e)(n)	7.00%	12/15/2026	324,171
	Ginnie Mae Strip
7,555,999	Series 2020-3(m)	1.40%	09/16/2045	666,039
	Government National Mortgage Association
22,903,208	Series 2016-162(d)(m)	0.82%	09/16/2058	1,127,516

See Notes to Financial Statements.

Annual Report | September 30, 2021	65

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$19,140,233	Series 2020-168(d)(m)	0.99%	12/16/2062	$1,590,781
2,649,000	Series 2021-164(d)(m)	0.97%	10/16/2063	235,336
21,018,699	Series 2021-52(d)(m)	0.85%	04/16/2063	1,627,505
	Great Wolf Trust
3,084,000	Series 2019-WOLF(d)(e)	1M US L + 3.13%	12/15/2036	3,030,767
	GS Mortgage Securities Corp. Trust
1,000,000	Series 2018-RIVR(d)(e)	1M US L + 1.55%	07/15/2035	946,857
	GS Mortgage Securities Corportation Trust
691,000	Series 2021-IP(d)(e)	1M US L + 2.10%	10/15/2023	692,719
691,000	Series 2021-IP(d)(e)	1M US L + 3.55%	10/15/2023	692,719
	GS Mortgage Securities Trust
13,162	Series 2011-GC3(d)(e)(m)	0.29%	03/10/2044	0
404,683	Series 2011-GC5(d)(e)(m)	0.00%	08/10/2044	4
3,538,000	Series 2014-GC26(d)(e)	4.51%	11/10/2047	2,411,138
1,110,000	Series 2015-GC28(d)(e)	4.46%	02/10/2048	1,123,197
7,081,444	Series 2015-GS1(d)(m)	0.77%	11/10/2025	201,152
260,000	Series 2016-GS2(d)	3.76%	04/10/2026	277,860
1,954,000	Series 2018-TWR(d)(e)	1M US L + 3.92%	07/15/2031	1,796,885
636,000	Series 2020-GC45(d)	3.41%	12/13/2029	677,885
	GSAA Home Equity Trust
2,066,678	Series 2006-13(d)	6.04%	07/25/2036	898,016
486,878	Series 2006-18(n)	6.18%	11/25/2036	181,642
152,088	Series 2006-6(d)	5.69%	03/25/2036	62,900
864,305	Series 2007-2(n)	6.60%	03/25/2037	297,125
	GSCG Trust
1,303,000	Series 2019-600C(d)(e)	3.99%	09/06/2024	1,250,183
	GSR Mortgage Loan Trust
1,036,882	Series 2006-2F	5.25%	02/25/2036	636,210
30,771	Series 2007-2F	5.75%	02/25/2037	471,886
1,882,958	Series 2007-2F	6.00%	03/25/2037	1,375,297
828,406	Series 2007-AR2(d)	2.84%	05/25/2037	630,483
	Halcyon Loan Advisors Funding, Ltd.
94,581	Series 2013-2A(d)(e)	3M US L + 2.70%	08/01/2025	94,842
	Hardee's Funding LLC
970,000	Series 2018-1A(e)	5.71%	06/20/2028	1,089,427
	Hawaii Hotel Trust
1,391,000	Series 2019-MAUI(d)(e)	1M US L + 2.75%	05/15/2038	1,389,984
	Hayfin Kingsland X, Ltd.
500,000	Series 2021-1A(d)(e)	3M US L + 1.85%	04/28/2031	500,059
	Highbridge Loan Management 3- 2014
500,000	Series 2017-2014(d)(e)	3M US L + 3.60%	07/18/2029	497,105

See Notes to Financial Statements.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Highbridge Loan Management 4- 2014, Ltd.
$500,000	Series 2018-2014(d)(e)	3M US L + 5.55%	01/28/2030	$485,039
	Highbridge Loan Management, Ltd.
500,000	Series 2017-2A(d)(e)	3M US L + 6.60%	10/20/2029	493,384
2,000,000	Series 2018-2015(d)(e)	3M US L + 5.10%	02/05/2031	1,875,000
500,000	Series 2018-2016(d)(e)	3M US L + 2.90%	07/20/2030	488,074
	Horizon Aircraft Finance III, Ltd.
922,221	Series 2019-2(e)	3.43%	11/15/2026	922,354
	HPLY Trust
567,847	Series 2019-HIT(d)(e)	1M US L + 3.15%	11/15/2021	560,008
1,131,627	Series 2019-HIT(d)(e)	1M US L + 3.90%	11/17/2036	1,104,227
	HSI Asset Securitization Corp. Trust
8,739,315	Series 2006-HE1(d)	1M US L + 0.28%	10/25/2036	3,783,719
1,458,505	Series 2007-NC1(d)	1M US L + 0.18%	04/25/2037	1,166,617
	IndyMac IMJA Mortgage Loan Trust
1,044,835	Series 2007-A1	6.00%	08/25/2037	606,895
	IndyMac IMSC Mortgage Loan Trust
4,662,276	Series 2007-F2	6.50%	07/25/2037	2,344,870
	IndyMac Index Mortgage Loan Trust
1,732,573	Series 2006-AR25(d)	2.93%	09/25/2036	1,749,403
	Invitation Homes
994,857	Series 2018-SFR1(d)(e)	1M US L + 1.25%	03/17/2037	997,799
	ITE Rail Fund Levered LP
971,270	Series 2021-1A(e)	2.25%	02/28/2051	978,554
	JOL Air, Ltd.
839,893	Series 2019-1(e)	3.97%	04/15/2026	836,015
	JP Morgan Alternative Loan Trust
203,065	Series 2005-S1	6.00%	12/25/2035	183,371
62,172	Series 2006-S3(n)	6.62%	08/25/2036	62,482
	JP Morgan BB Commercial Mortgage Securities Trust
400,000	Series 2014-C21(d)	4.80%	07/15/2024	420,825
2,086,000	Series 2014-C23(d)(e)	3.36%	11/18/2048	1,639,327
388,000	Series 2014-C26(d)	4.52%	12/15/2024	402,900
4,401,760	Series 2015-C28(d)(m)	1.10%	03/15/2025	113,627
542,000	Series 2015-C28	3.99%	10/19/2048	560,109
8,581,914	Series 2015-C30(d)(m)	0.64%	07/15/2025	142,658
3,357,436	Series 2015-C31(d)(m)	0.98%	08/15/2025	94,786
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,092,000	Series 2018-AON(d)(e)	4.61%	07/05/2023	2,125,474

See Notes to Financial Statements.

Annual Report | September 30, 2021	67

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	JP Morgan Chase Commercial Mortgage Securities Trust
$4,911	Series 2006-LDP8(d)(m)	0.23%	05/15/2045	$0
1,157,000	Series 2011-C3(d)(e)	5.71%	02/15/2046	439,283
2,154,134	Series 2012-C8(d)(m)	1.88%	09/15/2022	18,737
1,010,000	Series 2018-WPT(d)(e)	5.54%	07/05/2023	1,033,181
704,000	Series 2019-MFP(d)(e)	1M US L + 3.00%	07/15/2036	694,858
235,000	Series 2019-UES(e)	4.34%	05/05/2032	238,116
1,135,000	Series 2019-UES(d)(e)	4.45%	05/05/2032	1,076,700
915,000	Series 2021-MHC(d)(e)	1M US L + 2.45%	04/15/2026	918,558
	JP Morgan Mortgage Acquisition Corp.
3,900,000	Series 2005-WMC1(d)	1M US L + 0.90%	09/25/2035	3,790,886
219,269	Series 2006-CH2(n)	5.46%	09/25/2029	170,754
	JP Morgan Mortgage Acquisition Trust
3,807,125	Series 2006-RM1(d)	1M US L + 0.48%	08/25/2036	2,307,799
	JP Morgan Mortgage Trust
892,655	Series 2007-S3	6.00%	07/25/2037	648,825
	JP Morgan Resecuritization Trust
684,589	Series 2011-1(d)(e)	6.00%	06/26/2037	641,920
	JPMBB Commercial Mortgage Securities Trust
1,000,000	Series 2013-C12(d)	4.24%	06/15/2023	1,035,550
18,681,038	Series 2014-C24(d)(m)	1.05%	09/17/2047	376,929
1,110,000	Series 2014-C26(d)(e)	4.02%	12/15/2024	1,092,327
519,000	Series 2015-C27(d)	4.44%	02/15/2025	533,098
	JPMCC Commercial Mortgage Securities Trust
486,000	Series 2017-JP7(d)	3.79%	07/15/2027	512,175
	JPMDB Commercial Mortgage Securities Trust
421,000	Series 2020-COR7(d)	3.85%	03/13/2030	447,277
	Kestrel Aircraft Funding, Ltd.
504,572	Series 2018-1A(e)	4.25%	10/15/2025	498,415
	Laurel Road Prime Student Loan Trust
29,715,495	Series 2020-A(e)(i)	0.00%	11/25/2050	2,493,962
	LB-UBS Commercial Mortgage Trust
164,992	Series 2006-C7(d)(e)(m)	0.53%	11/15/2038	20
	LCM 28, Ltd.
1,000,000	Series 2018-28A(d)(e)	3M US L + 5.75%	10/20/2030	963,440
	LCM Loan Income Fund I Income Note Issuer, Ltd.
500,000	Series 2018-27A(d)(e)	3M US L + 5.60%	07/16/2031	465,867

See Notes to Financial Statements.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	LCM XIV LP
$1,000,000	Series 2018-14A(d)(e)	3M US L + 2.75%	07/20/2031	$971,773
750,000	Series 2018-14A(d)(e)	3M US L + 5.50%	07/20/2031	690,000
	LCM XVII LP
1,000,000	Series 2018-17A(d)(e)	3M US L + 6.00%	10/15/2031	923,758
	LCM XX LP
1,000,000	Series 2018-20A(d)(e)	3M US L + 5.45%	10/20/2027	995,235
	Legacy Mortgage Asset Trust
4,000,000	Series 2019-GS2(e)(n)	4.25%	01/25/2059	4,004,047
13,400,000	Series 2019-GS3(e)(n)	4.25%	04/25/2059	13,437,273
4,300,000	Series 2019-GS4(e)(n)	4.25%	05/25/2059	4,305,604
	Lehman Mortgage Trust
451,485	Series 2006-6	5.50%	10/25/2036	392,993
3,848,688	Series 2006-7(d)(m)	1M US L + 0.25%	11/25/2036	137,330
3,848,688	Series 2006-7(d)(m)	7.75% - 1M US L	11/25/2036	778,247
1,242,159	Series 2006-8(d)(m)	1M US L + 0.42%	12/25/2036	261,400
1,242,159	Series 2006-8(d)(m)	6.58% - 1M US L	12/25/2036	303,923
265,847	Series 2007-10	6.50%	01/25/2038	125,020
	Lendingpoint Asset Securitization Trust
274,166	Series 2019-1(e)	4.50%	12/15/2021	274,640
	MACH 1 Cayman, Ltd.
1,194,703	Series 2019-1(e)	3.47%	08/15/2026	1,198,241
	Madison Park Funding XIV, Ltd.
1,000,000	Series 2018-14A(d)(e)	3M US L + 2.95%	10/22/2030	999,063
1,000,000	Series 2018-14A(d)(e)	3M US L + 5.80%	10/22/2030	978,750
	Madison Park Funding XLV, Ltd.
1,000,000	Series 2021-45A(d)(e)	3M US L + 3.15%	07/15/2034	999,993
	Madison Park Funding XXVI, Ltd.
500,000	Series 2017-26A(d)(e)	3M US L + 6.50%	07/29/2030	498,011
	Madison Park Funding XXXVIII, Ltd.
500,000	Series 2021-38A(d)(e)	3M US L + 6.00%	07/17/2034	499,938
	Master Asset Backed Securities Trust
4,683,445	Series 2006-NC3(d)	1M US L + 0.21%	10/25/2036	3,180,542
	MBRT
584,000	Series 2019-MBR(d)(e)	1M US L + 2.55%	11/25/2021	583,778
1,406,000	Series 2019-MBR(d)(e)	1M US L + 2.90%	11/25/2021	1,402,340
	Merrill Lynch Alternative Note Asset Trust
686,554	Series 2007-F1	6.00%	03/25/2037	107,548
	Merrill Lynch Mortgage Investors Trust
10,400,683	Series 2006-RM3(d)	1M US L + 0.48%	06/25/2037	3,195,582
	MFT Trust
2,010,000	Series 2020-ABC(d)(e)	3.48%	02/10/2030	1,832,724

See Notes to Financial Statements.

Annual Report | September 30, 2021	69

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	MHC Commercial Mortgage Trust
$675,000	Series 2021-MHC(d)(e)	1M US L + 2.60%	04/15/2026	$676,708
	MKT Mortgage Trust
250,000	Series 2020-525M(d)(e)	2.94%	02/12/2030	233,669
	Morgan Stanley Bank of America Merrill Lynch Trust
2,891,189	Series 2012-C5(d)(e)(m)	1.53%	07/15/2022	15,427
602,000	Series 2015-C20(d)	4.60%	01/15/2025	629,070
822,000	Series 2015-C21(d)	4.28%	02/15/2025	817,770
350,000	Series 2015-C27(d)	4.66%	11/15/2025	364,269
1,100,000	Series 2017-C34(e)	2.70%	10/15/2027	982,217
	Morgan Stanley Capital I
858,000	Series 2017-HR2(d)	4.36%	12/15/2027	930,009
	Morgan Stanley Capital I Trust
600,000	Series 2012-C4(d)(e)	5.54%	03/15/2022	599,683
1,260,477	Series 2016-UB11 XA(d)(m)	1.63%	08/15/2026	69,728
576,000	Series 2017-CLS(d)(e)	1M US L + 2.60%	11/15/2034	576,742
765,000	Series 2018-H4(e)	3.00%	12/15/2028	683,962
1,000,000	Series 2018-SUN(d)(e)	1M US L + 3.05%	07/15/2035	995,550
750,000	Series 2019-H7	4.13%	07/15/2029	793,129
826,000	Series 2021-L6(d)	3.58%	07/15/2031	852,394
	Morgan Stanley Mortgage Loan Trust
1,469,362	Series 2005-3AR(d)	2.36%	07/25/2035	1,386,006
2,857,901	Series 2006-11	6.00%	08/25/2036	2,483,563
716,212	Series 2006-7(d)	5.10%	06/25/2036	580,648
796,595	Series 2006-7	6.00%	06/25/2036	597,951
367,467	Series 2007-3XS(n)	5.70%	01/25/2047	193,109
	Morgan Stanley Re-REMIC Trust
118,698	Series 2011-R1(d)(e)	5.94%	02/26/2037	122,353
	Mosaic Solar Loan Trust
88,877	Series 2017-1A(e)	4.45%	06/20/2042	94,717
357,680	Series 2018-1A(e)	4.01%	08/20/2030	384,255
1,752,993	Series 2020-1A(e)(i)	0.00%	04/20/2046	1,579,596
716,816	Series 2020-2A(e)	3.00%	06/20/2025	728,520
	MSCG Trust
1,918,000	Series 2018-SELF(d)(e)	1M US L + 3.05%	10/15/2037	1,923,510
	MVW 2021-1W LLC
1,150,050	Series 2021-1WA(e)	1.94%	01/22/2041	1,157,820
1,334,058	Series 2021-1WA(e)	3.17%	01/22/2041	1,339,379
	Navient Private Education Refi Loan Trust
500,000	Series 2018-A(e)	3.68%	11/17/2025	511,910
	Nomura Asset Acceptance Corp. Alternative Loan Trust
1,055,897	Series 2005-AP3(d)	5.32%	08/25/2035	689,580

See Notes to Financial Statements.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Octagon Investment Partners 20-R, Ltd.
$1,500,000	Series 2019-4A(d)(e)	3M US L + 6.80%	05/12/2031	$1,492,925
	Octagon Investment Partners 26, Ltd.
1,000,000	Series 2018-1A(d)(e)	3M US L + 8.09%	07/15/2030	932,783
	Octagon Investment Partners 29, Ltd.
2,000,000	Series 2020-1A(d)(e)	3M US L + 7.25%	01/24/2033	2,006,714
	Octagon Investment Partners 37, Ltd.
500,000	Series 2018-2A(d)(e)	3M US L + 2.85%	07/25/2030	496,431
	Octagon Investment Partners 40, Ltd.
500,000	Series 2019-1A(d)(e)	3M US L + 6.46%	04/20/2031	500,833
	Octagon Investment Partners 42, Ltd.
1,000,000	Series 2021-3A(d)(e)	3M US L + 6.75%	07/15/2034	1,000,137
	Octagon Investment Partners 46, Ltd.
1,000,000	Series 2021-2A(d)(e)	3M US L + 6.60%	07/15/2036	1,000,096
	Octagon Investment Partners 49, Ltd.
625,000	Series 2021-5A(d)(e)	3M US L + 6.75%	01/15/2033	628,319
	Octagon Investment Partners XVI, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 3.00%	07/17/2030	498,080
1,000,000	Series 2018-1A(d)(e)	3M US L + 5.75%	07/17/2030	984,725
	Octagon Investment Partners XXI, Ltd.
1,000,000	Series 2019-1A(d)(e)	3M US L + 7.00%	02/14/2031	1,004,921
	Octagon Investment Partners XXII, Ltd.
970,000	Series 2018-1A(d)(e)	3M US L + 1.90%	01/22/2030	968,060
500,000	Series 2018-1A(d)(e)	3M US L + 5.45%	01/22/2030	474,207
	OHA Credit Funding 1, Ltd.
500,000	Series 2018-1A(d)(e)	3M US L + 3.05%	10/20/2030	497,857
	OHA Credit Funding 3, Ltd.
1,000,000	Series 2021-3A(d)(e)	3M US L + 2.90%	07/02/2035	999,989
2,000,000	Series 2021-3A(d)(e)	3M US L + 6.25%	07/02/2035	2,000,214
	OHA Credit Funding 5, Ltd.
2,000,000	Series 2020-5A(d)(e)	3M US L + 6.25%	04/18/2033	2,007,593
	OHA Credit Funding 9, Ltd.
500,000	Series 2021-9A(d)(e)	3M US L + 2.94%	07/19/2035	500,003
	One Market Plaza Trust
688,000	Series 2017-1MKT(e)	4.14%	02/10/2032	696,154

See Notes to Financial Statements.

Annual Report | September 30, 2021	71

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Pagaya AI Debt Selection Trust
$2,500,000	Series 2020-3(e)	6.43%	05/17/2027	$2,619,903
1,317,218	Series 2021-2(e)	3.00%	01/25/2029	1,327,968
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW
5,000,000	Series 2005-WCW2(d)	1M US L + 0.98%	07/25/2035	4,882,659
	People's Choice Home Loan Securities Trust
5,000,000	Series 2005-4(d)	1M US L + 0.65%	12/25/2035	3,521,355
	PFP, Ltd.
624,000	Series 2019-5(d)(e)	1M US L + 2.00%	03/14/2022	626,184
	PR Mortgage Loan Trust
8,488,436	Series 2014-1(d)(e)	5.90%	10/25/2049	8,469,005
	Pretium Mortgage Credit Partners I LLC
542,541	Series 2020-NPL3(e)(n)	3.11%	10/27/2023	543,266
	Prime Mortgage Trust
5,179	Series 2006-1	5.50%	06/25/2036	5,190
64,826	Series 2006-DR1(e)	5.50%	05/25/2035	62,862
	Primose Funding LLC
982,500	Series 2019-1A(e)	4.48%	07/30/2026	1,030,662
	Progress Residential
2,500,000	Series 2021-SFR3(e)	4.75%	05/17/2026	2,520,440
	Progress Residential
6,900,000	Series 2021-SFR8(e)	4.01%	10/17/2026	6,948,362
	RBSGC Structured Trust
140,793	Series 2008-B(e)	6.00%	06/25/2037	140,533
	Residential Accredit Loans, Inc.
3,597,764	Series 2006-QA5(d)	1M US L + 0.22%	07/25/2036	1,940,707
1,681,388	Series 2006-QS10	6.50%	08/25/2036	1,703,191
401,395	Series 2006-QS6	6.00%	06/25/2036	385,551
1,034,274	Series 2006-QS7	6.00%	06/25/2036	971,525
54,374	Series 2006-QS7(d)	1M US L + 0.40%	06/25/2036	38,840
163,310	Series 2006-QS7(d)(m)	5.60% -1M US L	06/25/2036	24,196
67,382	Series 2006-QS8(d)	1M US L + 0.45%	08/25/2036	49,282
202,146	Series 2006-QS8(d)(m)	5.55% -1M US L	08/25/2036	28,666
		55.00% - 8.33 x
6,314	Series 2007-QS6(d)	1M US L	04/25/2037	11,038
574,299	Series 2007-QS9	6.50%	07/25/2037	568,249
297,757	Series 2008-QR1	6.00%	08/25/2036	256,497
	Residential Asset Securitization Trust
424,114	Series 2006-A1	6.00%	04/25/2036	287,264
879,566	Series 2006-A2	6.00%	05/25/2036	543,523
885,215	Series 2006-A6	6.50%	07/25/2036	415,815
268,152	Series 2006-A8	6.00%	08/25/2036	229,729

See Notes to Financial Statements.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$151,023	Series 2006-A8	6.50%	08/25/2036	$68,674
316,498	Series 2006-A8(d)(m)	5.90% -1M US L	08/25/2036	80,828
1,387,963	Series 2007-A1	6.00%	03/25/2037	750,849
65,665	Series 2007-A6	6.00%	06/25/2037	53,296
2,595,208	Series 2007-A7	6.00%	07/25/2037	1,489,304
	Residential Funding Mortgage Securities I Trust
539,629	Series 2006-S3	5.50%	03/25/2036	516,449
100,968	Series 2006-S6	6.00%	07/25/2036	99,924
261,103	Series 2007-S3	6.00%	03/25/2037	233,765
150,553	Series 2007-S6	6.00%	06/25/2037	153,594
	RR 2, Ltd.
1,000,000	Series 2021-2A(d)(e)	3M US L + 5.80%	04/15/2036	988,079
	RR 6, Ltd.
1,000,000	Series 2021-6A(d)(e)	3M US L + 5.85%	04/15/2036	988,974
	Sapphire Aviation Finance I, Ltd.
2,268,170	Series 2018-1A(e)	5.93%	03/15/2025	1,987,153
	Sapphire Aviation Finance II, Ltd.
423,336	Series 2020-1A(e)	3.23%	03/15/2027	419,734
	Sequoia Mortgage Trust
1,348,001	Series 2007-3(d)	2.78%	07/20/2037	1,237,219
	SG Commercial Mortgage Securities Trust
1,854,000	Series 2016-C5	3.93%	06/10/2026	1,941,964
	Signal Rail I LLC
498,349	Series 2021-1(e)	2.23%	08/17/2051	498,368
	S-Jets, Ltd.
1,033,088	Series 2017-1(e)	3.97%	08/15/2025	1,028,957
	SLG Office Trust
1,100,000	Series 2021-OVA(e)	2.85%	07/15/2031	1,043,158
	SMB Private Education Loan Trust
342,023	Series 2018-B(d)(e)	1M US L + 0.72%	08/15/2027	343,734
968	Series 2021-A(e)	0.00%	01/15/2053	3,048,914
	Sofi Alternative Consumer Loan Program
50,000	Series 2021-2(e)	0.00%	12/31/2049	3,137,857
	Sofi Professional Loan Program Trust
80,000	Series 2018-C(e)	0.00%	01/25/2048	1,851,122
	SoFi Professional Loan Program Trust
50,000	Series 2020-A(e)	0.00%	05/15/2046	2,376,517
	Sofi Professional Loan Program, LLC
32,412	Series 2018-A(e)	0.00%	02/25/2042	994,884

See Notes to Financial Statements.

Annual Report | September 30, 2021	73

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	SoFi Professional Loan Program, LLC
$300,000	Series 2017-D(e)	3.61%	09/25/2040	$313,735
56,034	Series 2019-B	0.00%	08/17/2048	1,033,841
	Sprite, Ltd.
313,301	Series 2017-1(e)	4.25%	12/15/2024	312,803
	Stack Infrastructure Issuer LLC
974,167	Series 2019-1A(e)	4.54%	02/26/2024	1,025,551
750,000	Series 2019-2A(e)	3.08%	10/25/2024	770,885
	Start, Ltd.
655,939	Series 2018-1(e)	4.09%	05/15/2025	656,609
755,763	Series 2019-1(e)	4.09%	03/15/2026	758,393
	Structured Adjustable Rate Mortgage Loan Trust
655,162	Series 2005-15(d)	2.96%	07/25/2035	493,495
	Structured Asset Securities Corp.
173,342	Series 2005-RF1(d)(e)	1M US L + 0.35%	03/25/2035	163,816
173,342	Series 2005-RF1(d)(e)(m)	4.54%	03/25/2035	23,235
	Sunnova Sol III Issuer LLC
1,482,313	Series 2021-1(e)	2.58%	04/30/2031	1,482,295
	Sunnova Sol Issuer LLC
962,432	Series 2020-1A(e)	3.35%	01/30/2030	1,001,421
	Sunrun Atlas Issuer LLC
1,194,252	Series 2019-2(e)	3.61%	10/30/2027	1,272,022
	TBW Mortgage-Backed Trust
1,396,019	Series 2006-2	7.00%	07/25/2036	382,917
	Thunderbolt Aircraft Lease, Ltd.
1,788,268	Series 2017-A(e)(n)	4.21%	04/15/2024	1,789,234
	Thunderbolt II Aircraft Lease, Ltd.
4,464,286	Series 2018-A(e)(n)	5.07%	09/15/2038	4,142,745
	TIF Funding II LLC
379,333	Series 2021-1A(e)	1.65%	02/20/2046	372,144
	Towd Point Mortgage Trust
1,038,907	Series 2019-SJ2(d)(e)	4.25%	11/25/2058	1,039,365
	TPGI Trust
800,000	Series 2021-DGWD(d)(e)	1M US L + 3.85%	06/15/2026	803,153
	Trimaran Cavu 2019-1, Ltd.
1,700,000	Series 2019-1A(d)(e)	3M US L + 4.15%	07/20/2032	1,719,092
	TRP - TRIP Rail Master Funding LLC
991,292	Series 2021-2(e)	2.15%	06/17/2027	1,000,724
	TTAN
743,000	Series 2021-MHC(d)(e)	1M US L + 2.90%	03/15/2026	745,438
	UBS Commercial Mortgage Trust
31,908,500	Series 2017-C3(d)(m)	0.48%	08/15/2050	854,111
650,000	Series 2017-C4(d)	4.24%	09/15/2027	696,462
464,000	Series 2017-C6(d)	4.15%	12/15/2027	510,075

See Notes to Financial Statements.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$751,000	Series 2017-C6(d)	4.59%	12/15/2027	$821,789
520,000	Series 2018-C10(d)	5.26%	05/15/2028	568,970
928,000	Series 2018-C9(d)	5.04%	03/15/2028	1,021,810
	UBS-Barclays Commercial Mortgage Trust
1,993,000	Series 2013-C5(d)(e)	4.08%	03/12/2046	1,828,159
	Upstart Pass-Through Trust
394,303	Series 2021-ST1(e)	2.75%	02/20/2027	397,644
829,899	Series 2021-ST2(e)	2.50%	04/20/2027	841,124
	Upstart Securitization Trust
250,000	Series 2020-3(e)	3.01%	11/20/2030	255,568
2,000	Series 2021-2	0.00%	06/20/2031	1,673,611
	US Auto Funding 2021-1
1,125,000	Series 2021-1A(e)	2.20%	05/15/2026	1,122,319
	USQ Rail II LLC
741,187	Series 2021-3(e)	2.21%	06/28/2027	746,882
	Vault DI Issuer LLC
750,000	Series 2021-1A(e)	2.80%	07/15/2026	752,800
	VB-S1 Issuer LLC
500,000	Series 2020-1A(e)	3.03%	06/15/2025	521,874
	VCC
3,183,977	Series 2020-MC1(d)(e)	4.50%	06/25/2045	3,187,294
	Velocity Commercial Capital Loan Trust
447,947	Series 2018-2(d)(e)	4.05%	09/25/2024	464,413
916,797	Series 2019-1(d)(e)	3.94%	01/25/2027	952,925
396,604	Series 2019-1(d)(e)	4.01%	07/25/2027	405,267
326,137	Series 2019-1(d)(e)	4.12%	11/25/2027	331,728
1,406,099	Series 2021-2(d)(e)	4.92%	12/25/2030	1,396,447
	VOLT XCIV LLC
1,011,155	Series 2021-NPL3(e)(n)	2.24%	01/25/2024	1,013,095
	VOLT XCVI LLC
4,000,000	Series 2021-NPL5(e)	4.83%	03/27/2051	4,003,140
	Wachovia Bank Commercial Mortgage Trust
36,574	Series 2006-C29(d)(m)	0.45%	11/15/2048	0
	Wachovia Mortgage Loan Trust, LLC Series Trust
275,608	Series 2005-B(d)	2.31%	10/20/2035	266,690
	Washington Mutual Alternative Mortgage Pass-Through Certificates
43,900	Series 2005-9	5.50%	11/25/2035	41,014
372,030	Series 2006-5	6.00%	07/25/2036	323,927

See Notes to Financial Statements.

Annual Report | September 30, 2021	75

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Washington Mutual Mortgage Pass-Through Certificates Trust
$666,694	Series 2006-2	6.00%	03/25/2036	$688,880
	WAVE LLC
898,173	Series 2019-1(e)	3.60%	09/15/2027	898,754
1,031,830	Series 2019-1(e)	7.00%	09/15/2044	837,087
	Wells Fargo Alternative Loan Trust
303,389	Series 2007-PA2(d)	1M US L + 0.43%	06/25/2037	245,197
302,076	Series 2007-PA2(d)(m)	6.07% -1M US L	06/25/2037	34,617
146,892	Series 2007-PA3	5.75%	07/25/2037	149,050
408,648	Series 2007-PA3	6.25%	07/25/2037	410,723
	Wells Fargo Commercial Mortgage Trust
1,895,000	Series 2015-C28(d)	4.23%	05/15/2025	1,874,373
520,000	Series 2015-NXS4(d)	4.85%	11/15/2025	566,046
1,245,000	Series 2015-NXS4(d)	3.85%	11/15/2025	1,247,839
1,000,000	Series 2016-C33(e)	3.12%	03/15/2059	950,355
5,628,945	Series 2016-C37(d)(e)(m)	1.60%	12/15/2049	345,373
550,000	Series 2016-LC24	3.62%	09/15/2026	582,927
695,000	Series 2016-LC25(d)	4.56%	11/15/2026	758,503
356,000	Series 2016-NXS6	3.81%	11/15/2049	378,268
518,000	Series 2018-C45	4.73%	06/15/2028	571,223
523,000	Series 2018-C47(d)	5.10%	10/15/2028	558,052
436,000	Series 2018-C48(d)	5.29%	12/15/2028	490,180
613,000	Series 2020-C55	3.14%	02/15/2030	640,319
6,262,411	Series 2021-C59(d)(m)	1.69%	04/15/2054	720,212
	WF-RBS Commercial Mortgage Trust
1,867,305	Series 2012-C9(d)(e)(m)	2.02%	11/15/2045	21,985
3,306,225	Series 2014-C21(d)(m)	1.17%	08/15/2047	77,364
3,977,277	Series 2014-C22(d)(m)	0.94%	09/15/2057	75,385
636,000	Series 2014-C23(d)(e)	4.15%	10/15/2057	637,192
	Willis Engine Structured Trust V
913,733	Series 2020-A(e)	3.23%	03/15/2028	911,353
	Willis Engine Structured Trust VI
2,855,585	Series 2021-A(e)	7.39%	05/15/2046	2,850,236
1,992,251	Zephyrus Capital Aviation Tl(d)	1M US L + 4.61%	10/15/2038	1,979,931

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $494,796,231)				478,284,916

U.S. GOVERNMENT BONDS AND NOTES-10.96%
2,495,000	U.S. Treasury Bonds	1.25%	08/15/2031	2,434,769
10,220,000	U.S. Treasury Bonds	2.25%	05/15/2041	10,630,397

See Notes to Financial Statements.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$540,000	U.S. Treasury Bonds	2.75%	11/15/2042	$607,437
5,580,000	U.S. Treasury Bonds	2.75%	11/15/2047	6,341,583
9,900,000	U.S. Treasury Bonds	1.25%	05/15/2050	8,102,144
58,500,000	U.S. Treasury Bonds	1.63%	11/15/2050	52,574,590
9,060,000	U.S. Treasury Bonds	2.00%	08/15/2051	8,901,450
4,080,000	U.S. Treasury Bonds	4.75%	02/15/2037	5,760,131
18,000,000	U.S. Treasury Notes	0.13%	10/31/2022	18,005,625
12,400,000	U.S. Treasury Notes	0.13%	12/31/2022	12,398,547
11,290,000	U.S. Treasury Notes	0.25%	09/30/2023	11,281,841
1,550,000	U.S. Treasury Notes	0.25%	11/15/2023	1,548,123
9,110,000	U.S. Treasury Notes	0.13%	01/15/2024	9,063,027
22,585,000	U.S. Treasury Notes	0.38%	09/15/2024	22,489,720
9,370,000	U.S. Treasury Notes	1.50%	11/30/2024	9,646,342
8,480,000	U.S. Treasury Notes	0.38%	11/30/2025	8,320,006
1,220,000	U.S. Treasury Notes	0.75%	03/31/2026	1,211,612
12,060,000	U.S. Treasury Notes	0.88%	09/30/2026	11,995,931
10,150,000	U.S. Treasury Notes	0.50%	06/30/2027	9,800,301
11,990,000	U.S. Treasury Notes	1.25%	09/30/2028	11,940,354

TOTAL U.S. GOVERNMENT BONDS AND NOTES
(Cost $226,531,475)				223,053,930

MUNICIPAL BONDS - 0.01%
165,000	State of California, General Obligation Bonds	7.55%	04/01/2039	278,356

TOTAL MUNICIPAL BONDS
(Cost $236,782)				278,356

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES -14.18%
	Banc of America Funding
2,445,730	Series 2007-A(d)	1M US L + 0.42%	02/20/2047	2,333,313
2,027,156	Banc of America Funding
	Series 2014-R8(d)(e)	1M US L + 0.24%	12/26/2024	2,012,372
	Bear Stearns Structured Products, Inc.
8,249,695	Series 2008-R2(d)(e)	2.82%	06/25/2047	7,280,885
	Chase Mortgage Finance Trust
4,669,401	Series 2007-S4	6.00%	06/25/2037	3,025,073
	ChaseFlex Trust Series
4,426,840	Series 2007-M1(d)	1M US L + 0.23%	08/25/2037	3,661,150
	Citigroup Mortgage Loan Trust
120,276	Series 2009-12(e)	5.50%	11/25/2035	113,327
420,664	Series 2009-4(d)(e)	5.48%	05/25/2035	426,161

See Notes to Financial Statements.

Annual Report | September 30, 2021	77

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Connecticut Avenue Securities Trust
$5,000,000	Series 2019-R05(d)(e)	1M US L + 4.10%	07/25/2039	$5,085,233
	CSMC
900,000	Series 2021-NQM6(d)(e)	2.58%	07/25/2066	906,566
	Deephaven Residential Mortgage Trust
6,613,000	Series 2020-1(d)(e)	3.66%	03/25/2024	6,632,926
4,000,000	Series 2020-1(d)(e)	4.54%	03/25/2024	4,031,279
	Fannie Mae Interest Strip
8,364,814	Series 2014-419(m)	3.50%	04/25/2044	1,176,472
	Fannie Mae Pool
3,000,000	Series 2018	3.50%	04/01/2030	3,394,596
4,677,805	Series 2020-	2.00%	01/01/2051	4,695,368
6,418,897	Series 2021-	2.00%	02/01/2051	6,498,734
11,487,390	Series 2021-	2.50%	09/01/2051	12,038,164
3,000,000	Series Pool #BL4424	2.14%	10/01/2029	3,125,382
3,000,000	Series Pool #BL5156	2.37%	12/01/2029	3,175,915
	Fannie Mae REMICS
7,820,294	Series 2014-1(d)(m)	5.90% - 1M US L	02/25/2044	1,483,798
8,953,344	Series 2015-54(d)(m)	6.15% - S L+ 1M US L	07/25/2045	1,750,196
3,142,018	Series 2020-45	3.00%	07/25/2040	3,292,922
10,652,829	Series 2020-74(d)(m)	4.10% - 30D SOFR	10/25/2050	1,493,216
22,029,419	Series 2020-77(d)(m)	4.10% - 30D SOFR	11/25/2050	3,217,668
	Federal Home Loan Mortgage Corp. Pool
165,043	Series Pool #G01840	5.00%	07/01/2035	188,536
60,057	Series Pool #G04817	5.00%	09/01/2038	68,711
	Federal Home Loan Mortgage Corp. REMICS
810,104	Series 2003-2722(d)	9.89% - 1M US L	12/15/2033	993,952
152,162	Series 2005-R003	5.50%	10/15/2035	174,882
1,179,673	Series 2006-3244(d)(m)	6.66% - 1M US L	11/15/2036	266,232
58,771	Series 2007-3261(d)(m)	6.43% - 1M US L	01/15/2037	11,700
115,674	Series 2007-3262(d)(m)	6.40% - 1M US L	01/15/2037	15,035
516,505	Series 2007-3301(d)(m)	6.10% - 1M US L	04/15/2037	87,233
378,810	Series 2007-3303(d)(m)	6.10% - 1M US L	04/15/2037	74,064
107,686	Series 2007-3382(d)(m)	6.00% - 1M US L	11/15/2037	14,811
306,655	Series 2007-3384(d)(m)	6.31% - 1M US L	08/15/2036	66,294
102,363	Series 2007-3384(d)(m)	6.39% - 1M US L	11/15/2037	13,032
99,834	Series 2008-3417(d)(m)	6.18% - 1M US L	02/15/2038	12,299
144,570	Series 2008-3423(d)(m)	5.65% - 1M US L	03/15/2038	18,386
2,592,624	Series 2008-3423(d)(m)	6.00% - 1M US L	03/15/2038	22,460
1,269,336	Series 2009-3510(d)	6.75% - 1M US L	02/15/2037	210,307
321,450	Series 2009-3523(d)(m)	6.00% - 1M US L	04/15/2039	52,377
57,603	Series 2009-3524	3.41%	06/15/2038	61,165
8,790	Series 2009-3549(d)(m)	5.80% - 1M US L	07/15/2039	1,215

See Notes to Financial Statements.

78	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$646,694	Series 2009-3560(d)	6.40% -1M US L	11/15/2036	$91,849
214,896	Series 2010-3641	4.50%	03/15/2040	242,374
310,363	Series 2010-3726(d)(m)	6.05% -1M US L	09/15/2040	56,492
1,115,686	Series 2010-3728(d)(m)	4.45% -1M US L	09/15/2040	139,167
90,290	Series 2010-3779	4.00%	12/15/2030	98,407
472,434	Series 2010-3779	3.50%	12/15/2030	508,294
301,392	Series 2010-3779	4.50%	12/15/2040	331,288
37,764	Series 2011-3786(d)	9.50% -1M US L	01/15/2041	39,523
5,672	Series 2011-3798(d)	9.50% -1M US L	11/15/2040	5,826
294,715	Series 2011-3808	3.50%	02/15/2031	315,107
23,280	Series 2011-3809(d)	9.50% -1M US L	02/15/2041	26,985
629,771	Series 2011-3815(d)(m)	5.85% -1M US L	02/15/2041	117,560
247,808	Series 2011-3824	3.50%	03/15/2031	266,580
328,945	Series 2011-3824(d)	7.10% -1M US L	08/15/2036	71,649
363,752	Series 2011-3863	5.50%	08/15/2034	414,654
393,383	Series 2011-3864(d)	9.20% -1M US L	05/15/2041	425,321
401,918	Series 2011-3871	5.50%	06/15/2041	463,616
383,001	Series 2011-3872(d)(m)	5.95% -1M US L	06/15/2041	62,054
2,737,190	Series 2011-3910	5.00%	08/15/2041	3,105,373
1,825,969	Series 2011-3924(d)(m)	6.00% -1M US L	09/15/2041	271,063
2,179,648	Series 2012-3(d)(m)	5.95% -1M US L	02/25/2042	417,750
1,624,511	Series 2013-4170(d)	4.05% -1M US L	01/15/2033	1,669,199
11,059,171	Series 2013-4218	2.50%	02/15/2043	11,033,931
2,589,742	Series 2013-4239(i)	0.00%	07/15/2043	2,166,310
4,366,111	Series 2014-4413	3.50%	11/15/2044	4,555,692
3,654,158	Series 2015-4434	3.00%	02/15/2045	3,895,532
3,536,100	Series 2015-4440	2.50%	02/15/2045	3,626,239
	Federal National Mortgage Association Pool
46,096	Series Pool #555743	5.00%	09/01/2033	52,395
54,160	Series Pool #735382	5.00%	04/01/2035	61,745
150,976	Series Pool #735383	5.00%	04/01/2035	171,990
96,370	Series Pool #735484	5.00%	05/01/2035	109,823
23,150	Series Pool #AH4437	4.00%	01/01/2041	24,415
	Federal National Mortgage Association REMICS
47,448	Series 2004-46(d)(m)	6.00% -1M US L	03/25/2034	4,031
192,228	Series 2006-101(d)(m)	6.58% -1M US L	10/25/2036	37,502
549,406	Series 2006-123(d)(m)	6.32% -1M US L	01/25/2037	110,148
2,601,253	Series 2006-92(d)(m)	6.58% -1M US L	10/25/2036	493,693
71,277	Series 2007-102(d)(m)	6.40% -1M US L	11/25/2037	12,411
61,495	Series 2007-108(d)(m)	6.36% -1M US L	12/25/2037	8,194
13,715	Series 2007-30(d)(m)	6.11% -1M US L	04/25/2037	1,958
336,600	Series 2007-38(d)(m)	6.08% -1M US L	05/25/2037	28,144
10,370	Series 2007-51(d)(m)	6.10% -1M US L	06/25/2037	1,412
34,424	Series 2007-53(d)(m)	6.10% -1M US L	06/25/2037	3,063
373,434	Series 2007-57(d)(m)	6.62% -1M US L	10/25/2036	65,938

See Notes to Financial Statements.

Annual Report | September 30, 2021	79

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$80,675	Series 2007-68(d)(m)	6.65% -1M US L	07/25/2037	$13,076
430,769	Series 2008-3(d)(m)	6.46% -1M US L	02/25/2038	88,719
88,985	Series 2008-56(d)(m)	6.06% -1M US L	07/25/2038	11,847
25,779	Series 2008-81	5.50%	09/25/2038	29,189
171,507	Series 2009-111	5.00%	01/25/2040	194,420
91,522	Series 2009-111(d)(m)	6.25% -1M US L	01/25/2040	16,493
764,011	Series 2009-12(d)(m)	6.60% -1M US L	03/25/2036	121,193
22,073	Series 2009-28(d)(m)	6.00% -1M US L	04/25/2037	3,255
207,172	Series 2009-41	4.50%	06/25/2039	224,478
59,890	Series 2009-42(d)(m)	6.00% -1M US L	06/25/2039	8,408
119,583	Series 2009-47(d)(m)	6.10% -1M US L	07/25/2039	13,880
55,778	Series 2009-62(d)(m)	6.10% -1M US L	08/25/2039	5,976
50,035	Series 2009-66(d)(m)	5.80% -1M US L	02/25/2038	6,801
33,669	Series 2009-68(d)(m)	5.25% -1M US L	09/25/2039	3,819
112,929	Series 2010-11(d)(m)	4.80% -1M US L	02/25/2040	12,687
21,043	Series 2010-111(d)(m)	6.00% -1M US L	10/25/2040	2,981
57,794	Series 2010-112	4.00%	10/25/2040	60,411
98,193	Series 2010-115(d)	6.60% -1M US L	11/25/2039	17,919
1,344,516	Series 2010-115(d)(m)	6.00% -1M US L	10/25/2040	257,032
3,065,025	Series 2010-123(d)(m)	6.05% -1M US L	11/25/2040	589,497
514,066	Series 2010-15(d)(m)	4.95% -1M US L	03/25/2040	71,436
38,491	Series 2010-34(d)(m)	4.93% -1M US L	04/25/2040	4,425
44,712	Series 2010-4(d)(m)	6.23% -1M US L	02/25/2040	7,028
50,191	Series 2010-58(d)	12.47% -1M US L	06/25/2040	55,934
1,807,634	Series 2010-75	4.50%	07/25/2040	2,009,541
155,868	Series 2010-9(d)(m)	4.75% -1M US L	02/25/2040	14,673
38,333	Series 2010-9(d)(m)	5.30% -1M US L	02/25/2040	4,704
7,363	Series 2010-90(d)(m)	6.00% -1M US L	08/25/2040	1,007
225,844	Series 2011-16	3.50%	03/25/2031	242,689
328,658	Series 2011-25	3.00%	04/25/2026	341,907
255,702	Series 2011-29	3.50%	04/25/2031	272,572
91,990	Series 2011-5(d)(m)	6.40% -1M US L	11/25/2040	3,950
2,524,376	Series 2012-106(d)(m)	6.16% -1M US L	10/25/2042	490,360
384,746	Series 2012-124(d)	7.79% -1M US L	11/25/2042	377,951
151,644	Series 2012-29(d)(m)	6.00% -1M US L	04/25/2042	23,029
464,007	Series 2012-32(m)	5.00%	04/25/2042	72,896
2,227,430	Series 2012-65(d)(m)	5.98% -1M US L	06/25/2042	379,899
997,399	Series 2018-21(i)	0.00%	04/25/2048	924,505
	FMC GMSR Issuer Trust
5,000,000	Series 2019-GT2(d)(e)	4.72%	09/25/2024	4,950,369
6,000,000	Series 2021-GT1(d)(e)	4.36%	07/25/2026	6,002,069
	Freddie Mac Pool
3,932,846	Series 2021-	1.50%	03/01/2036	3,974,230
9,958,123	Series 2021-	2.00%	08/01/2041	10,136,885
6,676,252	Series 2021-	2.00%	09/01/2051	6,701,319
5,000,000	Series 2021-	3.00%	10/01/2051	5,263,106

See Notes to Financial Statements.

80	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
	Freddie Mac REMICS
$3,273,068	Series 2011-3972(d)(m)	5.90% -1M US L	12/15/2041	$517,201
2,834,736	Series 2020-5007(d)(m)	6.10% -1M US L	08/25/2050	649,674
4,854,261	Series 2020-5041(m)	2.00%	11/25/2050	419,678
12,277,752	Series 2021-5070(m)	3.50%	02/25/2051	1,803,818
	GCAT
1,500,000	Series 2021-NQM4(d)(e)	2.47%	08/25/2025	1,502,759
	Government National Mortgage Association
39,341	Series 2004-83(d)(m)	6.08% -1M US L	10/20/2034	6,557
33,668	Series 2008-6(d)(m)	6.46% -1M US L	02/20/2038	4,194
32,648	Series 2008-67(d)(m)	6.00% -1M US L	08/20/2038	3,828
510,751	Series 2008-69(d)(m)	7.63% -1M US L	08/20/2038	104,762
50,024	Series 2009-10(d)(m)	6.65% -1M US L	02/16/2039	9,347
553,513	Series 2009-35	4.50%	05/20/2039	603,861
2,301,880	Series 2009-58(d)(m)	6.25% -1M US L	06/20/2039	311,467
35,893	Series 2009-6(d)(m)	5.95% -1M US L	02/20/2038	3,507
1,066,576	Series 2009-75	5.00%	09/20/2039	1,205,390
2,508,688	Series 2010-121(d)(m)	6.00% -1M US L	09/20/2040	450,255
44,088	Series 2010-61(d)(m)	6.55% -1M US L	09/20/2039	7,124
77,481	Series 2010-98(d)	5.62%	03/20/2039	7,014
326,013	Series 2011-69	0.00%	05/20/2041	305,355
1,055,530	Series 2011-71	4.50%	02/20/2041	1,170,607
739,276	Series 2011-71(d)(m)	5.40% -1M US L	05/20/2041	113,703
240,153	Series 2011-72(d)(m)	6.15% -1M US L	05/20/2041	48,986
1,157,012	Series 2011-89(d)(m)	5.45% -1M US L	06/20/2041	178,587
2,651,295	Series 2013-113(d)(m)	6.25% -1M US L	03/20/2043	239,693
4,140,646	Series 2013-122(d)(m)	6.10% -1M US L	08/16/2043	679,640
2,996,688	Series 2013-148(d)(m)	5.68% -1M US L	10/16/2043	673,241
3,971,575	Series 2013-186(d)(m)	6.25% -1M US L	02/16/2043	499,350
2,611,984	Series 2014-156(d)(m)	6.25% -1M US L	10/20/2044	553,333
5,132,547	Series 2014-4(d)(m)	6.10% -1M US L	01/16/2044	938,248
6,430,496	Series 2014-41(d)(m)	6.10% -1M US L	03/20/2044	1,371,610
3,026,329	Series 2014-5(d)(m)	6.15% -1M US L	07/20/2043	348,591
4,184,003	Series 2014-95(d)(m)	6.25% -1M US L	06/16/2044	733,188
9,991,730	Series 2015-80(d)(m)	6.25% -1M US L	06/20/2045	2,362,703
8,400,302	Series 2018-97(d)(m)	6.20% -1M US L	07/20/2048	1,245,771
14,564,819	Series 2019-22(d)(m)	5.60% -1M US L	02/20/2045	2,601,147
8,025,588	Series 2019-92(d)(m)	6.10% -1M US L	07/20/2049	1,196,268
13,362,312	Series 2020-112(d)(m)	6.25% -1M US L	08/20/2050	2,436,278
8,902,859	Series 2020-133(d)(m)	6.25% -30D SOFR	09/20/2050	2,143,625
20,673,412	Series 2020-146(d)(m)	3.75% -1M US L	10/20/2050	2,713,431
17,678,131	Series 2020-146(d)(m)	6.30% -1M US L	10/20/2050	3,000,880
19,325,976	Series 2020-167(d)(m)	3.75% -1M US L	11/20/2050	2,057,306
9,478,630	Series 2020-175(d)(m)	6.30% -1M US L	11/20/2050	2,070,207
6,006,438	Series 2020-188(d)	6.30% -1M US L	11/20/2050	1,643,181
15,111,991	Series 2020-47(d)(m)	6.00% -1M US L	05/20/2044	2,640,160

See Notes to Financial Statements.

Annual Report | September 30, 2021	81

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$14,314,556	Series 2021-1(d)(m)	6.30% -1M US L	01/20/2051	$3,027,390
11,419,139	Series 2021-107(d)(m)	3.75% -1M US L	06/20/2051	1,610,006
31,328,654	Series 2021-59(d)(m)	2.60% -30D SOFR	04/20/2051	2,245,600
15,632,779	Series 2021-77(d)(m)	3.75% -1M US L	05/20/2051	1,781,096
7,545,827	Series 2021-89(d)(m)	3.75% -1M US L	05/20/2051	1,033,541
12,318,670	Series 2021-97(d)(m)	3.75% -1M US L	06/20/2051	1,735,617
37,647,023	Series 2021-97(d)(m)	3M US L + 2.44%	06/20/2051	2,414,029
	Homeward Opportunities Fund Trust
995,691	Series 2020-BPL1(e)(n)	5.44%	08/25/2025	1,023,968
	Impac CMB Trust
137,324	Series 2004-10(d)	1M US L + 0.70%	03/25/2035	126,575
	JP Morgan Resecuritization Trust
2,673,391	Series 2014-6(d)(e)	1M US L + 0.21%	07/27/2046	2,607,296
	Legacy Mortgage Asset Trust
13,310,000	Series 2019-GS7(e)(n)	4.50%	11/25/2059	13,378,714
	LHOME Mortgage Trust
4,250,000	Series 2020-RTL1(e)(n)	3.72%	10/25/2022	4,281,489
3,750,000	Series 2020-RTL1(e)(n)	4.95%	10/25/2022	3,787,050
1,300,000	Series 2021-RTL1(d)(e)	2.09%	09/25/2026	1,298,688
4,400,000	Series 2021-RTL1(d)(e)	4.46%	09/25/2026	4,374,894
1,500,000	Series 2021-RTL2(e)	4.61%	01/25/2024	1,510,400
	Mello Warehouse Securitization Trust
5,680,000	Series 2019-2(d)(e)	1M US L + 3.25%	11/25/2052	5,686,106
	Morgan Stanley Mortgage Loan Trust
3,084,010	Series 2006-1AR(d)	1M US L + 0.28%	02/25/2036	2,260,860
	Morgan Stanley Residential Mortgage Loan Trust
456,440	Series 2020-RPL1(d)(e)	2.69%	10/25/2023	461,983
	NewRez Warehouse Securitization Trust
4,550,000	Series 2021-1(d)(e)	1M US L + 5.25%	05/25/2055	4,559,428
	PRPM LLC
3,400,000	Series 2020-3(e)(n)	5.07%	09/25/2025	3,421,620
1,995,292	Series 2021-2(d)(e)	2.12%	03/25/2024	2,000,253
	Residential Mortgage Loan Trust
3,250,000	Series 2020-1(d)(e)	4.67%	02/25/2024	3,316,477
	Toorak Mortgage Corp., Ltd.
3,500,000	Series 2019-2(n)	4.21%	09/25/2022	3,519,674
9,000,000	Series 2021-1(e)(n)	2.24%	07/25/2023	9,013,615
	Verus Securitization Trust
2,300,000	Series 2019-INV3(d)(e)	3.28%	11/25/2059	2,340,125

See Notes to Financial Statements.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$1,500,000	Series 2021-4(d)(e)	2.20%	07/25/2066	$1,495,269

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES
(Cost $356,176,655)				288,703,957

Shares/Description		Value
Warrants - 0.00%(a)(j)
219,520	Oas SA, Strike Price 1.00, Expires 05/16/2039(l)	0

TOTAL WARRANTS
(Cost $0)		0

SHORT-TERM INVESTMENTS -14.68%
Money Market Fund - 14.68%
298,707,883	State Street Institutional Trust (7 Day Yield 0.01%)	298,707,883

TOTAL SHORT-TERM INVESTMENTS
(Cost $298,707,883)		298,707,883

TOTAL INVESTMENTS - 100.40%
(Cost $2,107,207,460)		$2,043,385,016
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.40)%		(8,124,273)
NET ASSETS - 100.00%		$2,035,260,743

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

SOFR - Secured Overnight Financing Rate Data

TI - Treasury Index

Libor Rates:

1M  US L - 1 Month LIBOR as of September 30, 2021 was 0.08%

3M  US L - 3 Month LIBOR as of September 30, 2021 was 0.13%

6M  US L - 6 Month LIBOR as of September 30, 2021 was 0.16%

1D SOFR - 1 Day SOFR as of September 30, 2021 was 0.05%

30D SOFR - 30 Day SOFR as of September 30, 2021 was 0.03%

1Y  US TI - 1 Year TI as of September 30, 2021 was 0.09%

5Y US TI - 5 Year TI as of September 30, 2021 was 0.89%

10Y US TI - 10 Year TI as of September 30, 2021 was 1.48%

(a)	Non-income producing security.
(b)	Affiliated company. See Note 9 to Notes to Financial Statements.

See Notes to Financial Statements.

Annual Report | September 30, 2021	83

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2021

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees (the “Board”). As of September 30, 2021, the aggregate fair value of those securities was $26,603,822, representing 1.31% of net assets.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Board and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $571,546,720, which represents approximately 28.08% of net assets as of September 30, 2021.
(f)	Security is currently in default.
(g)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.
(h)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. The date disclosed represents the next call date, if applicable.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)	Less than 0.005%.
(k)	Security does not have a market value or rate. Security will not be entitled to distributions in respect of principal or interest other than excess interest paid with respect to the mortgage loans.
(l)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(m)	Interest only securities.
(n)	Step up bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2021.
(o)	All or a portion of this position has not settled as of June 30, 2021. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the Euro Interbank Offered Rate (“EURIBOR” or “E”) or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.

See Notes to Financial Statements.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Shares/Description		Value
CLOSED-END FUNDS - 0.63%
56,016	Western Asset High Income Opportunity Fund, Inc.	$290,723

TOTAL CLOSED-END FUNDS
(Cost $266,222)		290,723

COMMON STOCKS - 0.17%
947	DBI Investors, Inc.(a)(b)	455
2,509	PHI Group, Inc.(a)(b)	57,180
795	Phi, Inc.(a)(b)	18,118
6	Toys R Us Propco Equity(b)	150

TOTAL COMMON STOCKS
(Cost $213,399)		75,903

PREFERRED STOCKS - 0.25%
116	DBI Investors Inc., (10.000%)(a)(c)(d)	22
117	Sequa Corp., 7.000%(a)(d)	117,000

TOTAL PREFERRED STOCKS
(Cost $128,040)		117,022

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 34.84%(e)
Canada - 0.06%
$26,635	APLP Holdings LP, First Lien -B Term Loan	3M US L + 3.75%, 1.00% Floor	05/14/2027	26,818

France - 0.41%
191,500	Numericable U.S. LLC, First Lien -USD TLB-11 Term Loan	3M US L + 2.75%	07/31/2025	188,848

Germany - 0.84%
157,130	CTC AcquiCo GmbH, First Lien - Facility B2 Term Loan	3M US L + 2.75%	03/07/2025	156,050
228,834	Springer Nature Deutschland GmbH, First Lien - Initial B18 Term Loan	1M US L + 3.00%, 0.75% Floor	08/14/2026	229,080
				385,130
Great Britain - 2.81%
250,000	City Football Group Limited, TL	L + 4.00%	07/09/2028	249,688
145,127	EG Group, Ltd., First Lien -Additional Facility Term Loan	3M US L + 4.00%	02/07/2025	144,889
30,000	Entain Holdings (Gibraltar) Limited, TLB	3M US L + 2.50%	03/29/2027	30,010

See Notes to Financial Statements.

Annual Report | September 30, 2021	85

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$247,500	Froneri International, Ltd., First Lien - Facility B2 Term Loan	1M US L + 2.25%	01/29/2027	$245,011
300,000	Genesis Care Finance Pty, Ltd., First Lien - Facility B2 Term Loan	3M EUR L + 3.50%	10/30/2025	345,952
181,182	Lernen Bidco, Ltd., First Lien -Facility B1 (EUR) Term Loan	L + 4.25%	10/24/2025	208,512
33,000	Osmosis Buyer, Ltd., First Lien -Initial B Term Loan	3M US L + 2.75%, 0.50% Floor	06/17/2028	33,144
33,000	Paysafe Group Holdings II, Ltd., First Lien - Facility B1 Term Loan	3M US L + 3.25%, 0.50% Floor	06/10/2028	32,703
				1,289,909
Luxembourg - 1.09%
144,375	Altice Financing S.A., First Lien - October 2017 USD Term Loan	3M US L + 2.75%	01/31/2026	142,173
88,060	Icon Public, Ltd. Company, First Lien - Lux Term Loan	L + 2.50%, 0.50% Floor	07/01/2028	88,451
21,940	Icon Public, Ltd. Company, First Lien - U.S. Term Loan	L + 2.50%, 0.50% Floor	07/03/2028	22,038
248,744	Surf Holdings S.a r.l., First Lien -Dollar Tranche Term Loan	3M US L + 3.50%	03/05/2027	247,741
				500,403
Netherlands - 1.63%
96,000	Flutter Entertainment plc, First Lien - USD Term Loan	3M US L + 2.25%	07/21/2026	95,792
283,418	Peer Holding III B.V., First Lien - Facility B Term Loan	3M EUR L + 3.00%	03/07/2025	326,860
250,000	Sigma Holdco B.V., First Lien -Facility B4 (GBP) Term Loan	6M US L + 4.00%	07/02/2025	327,305
				749,957
United States - 28.00%
235,082	Access CIG LLC, First Lien -B Term Loan	3M US L + 3.75%	02/27/2025	234,225
125,000	Adtalem Global Education, Inc., First Lien - B Term Loan	3M US L + 3.00%, 0.75% Floor	08/12/2028	125,328
125,000	Allied Universal Holdco LLC, First Lien - Initial U.S. Dollar Term Loan	1M US L + 3.75%, 0.50% Floor	05/12/2028	125,248
53,000	American Rock Salt Company LLC, First Lien - Initial Term Loan	3M US L + 3.25%, 0.75% Floor	06/09/2028	53,349
44,000	Ankura Consulting Group LLC, First Lien - Closing Date Term Loan	3M US L + 4.00%, 0.75% Floor	03/17/2028	44,220
55,000	Artera Services, LLC, TL	L + 3.50%, 1.00% Floor	03/06/2025	54,794
246,875	AssuredPartners, Inc., First Lien	1M US L + 3.50%, 0.50% Floor	02/13/2027	247,122
247,704	Astoria Energy LLC, First Lien -B Advance (2020) Term Loan	3M US L + 4.25%, 1.00% Floor	12/10/2027	248,865

See Notes to Financial Statements.

86	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$141,706	Asurion LLC, First Lien -New B-8 Term Loan	1M US L + 3.25%	12/23/2026	$139,782
18,000	Atlas Purchaser, Inc., First Lien -Initial Term Loan	3M US L + 3.00%, 0.75% Floor	05/08/2028	17,805
100,000	Azalea TopCo, Inc., First Lien	3M US L + 4.00%, 0.75% Floor	07/24/2026	100,459
168,979	BCP Renaissance Parent LLC, First Lien - Initial Term Loan	3M US L + 3.50%, 1.00% Floor	10/31/2024	167,839
7,105	BCPE North Star US Holdco 2, Inc., First Lien	3M US L + 3.75%, 0.75% Floor	06/10/2028	7,107
37,895	BCPE North Star US Holdco 2, Inc., First Lien - Initial Term Loan	3M US L + 3.75%, 0.75% Floor	06/09/2028	37,902
243,125	Bracket Intermediate Holding Corp., First Lien - Initial Term Loan	3M US L + 4.25%	09/05/2025	243,023
243,775	Brookfield WEC Holdings, Inc., First Lien - Initial (2021) Term Loan	3M US L + 2.75%, 0.50% Floor	08/01/2025	242,362
248,750	Calpine Corp., First Lien -2020 Term Loan	1M US L + 2.50%	12/16/2027	248,470
234,250	Camelot U.S. Acquisition 1 Co., First Lien - Initial Term Loan	1M US L + 3.00%	10/30/2026	233,933
24,938	Carnival Corp., First Lien -Initial Advance Term Loan	3M US L + 7.50%, 0.75% Floor	06/30/2025	24,852
177,464	Charter Next Generation, Inc., First Lien - Initial (2021) Term Loan	1M US L + 3.75%, 0.75% Floor	12/01/2027	178,060
247,468	CITGO Petroleum Corp., First Lien -2019 Incremental B Term Loan	3M US L + 6.25%, 1.00% Floor	03/28/2024	248,294
19,000	CP Iris Holdco I, Inc., First Lien	L + 3.75%, 0.50% Floor	09/21/2028	19,012
28,000	CPV Maryland LLC, First Lien -B Advance Term Loan	3M US L + 5.25%, 1.00% Floor	05/11/2028	27,300
150,000	CQP Holdco LP TLB	3M US L + 4.00%	06/05/2028	149,719
77,000	DIRECTV Financing LLC, First Lien -Closing Date Term Loan	3M US L + 5.00%, 0.75% Floor	08/02/2027	77,136
250,000	DRW Holdings LLC, First Lien -Initial Term Loan	1M US L + 3.75%	03/01/2028	249,531
50,000	Employbridge Holding Company, TLB	L + 5.50%	07/14/2028	49,800
242,500	Flynn Restaurant Group LP, First Lien - Initial Term Loan	1M US L + 3.50%	06/27/2025	240,348
125,000	Flynn Restaurant Group LP, Second Lien - Initial Term Loan	1M US L + 7.00%	06/29/2026	123,750
49,872	Generate Life Sciences, Inc., First Lien - Initial Term Loan	3M US L + 4.00%	08/06/2025	49,747
248,750	Great Outdoors Group LLC, First Lien -B-1 Term Loan	3M US L + 4.50%, 0.75% Floor	03/06/2028	250,087
248,750	Greeneden U.S. Holdings I LLC, First Lien - Initial Dollar (2020) Term Loan	1M US L + 4.00%, 0.75% Floor	12/01/2027	249,883

See Notes to Financial Statements.

Annual Report | September 30, 2021	87

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$246,358	Harbor Freight Tools USA, Inc., First Lien - Initial (2021) Term Loan	L + 2.75%, 0.50% Floor	10/19/2027	$246,523
62,843	Hudson River Trading LLC, First Lien	1M US L + 3.00%	03/20/2028	62,573
248,750	IRB Holding Corp., First Lien -Fourth Amendment Incremental Term Loan	3M US L + 3.25%, 1.00% Floor	12/15/2027	249,430
249,375	Ivanti Software, Inc., First Lien -Initial Term Loan	1M US L + 3.00%, 1.00% Floor	12/01/2027	250,525
110,359	KUEHG Corp, First Lien -B-3 Term Loan	3M US L + 3.75%, 1.00% Floor	02/21/2025	109,524
130,582	Life Time, Inc., First Lien -2021 Refinancing Term Loan	3M US L + 4.75%, 1.00% Floor	12/16/2024	131,752
232,196	LMBE-MC Holdco II LLC, First Lien(i)	3M US L + 4.00%, 1.00% Floor	12/03/2025	223,198
248,750	LogMeIn, Inc., First Lien -Initial Term Loan	1M US L + 4.75%	08/31/2027	248,925
37,500	LTI Holdings, Inc., First Lien	L + 4.75%	07/24/2026	37,453
62,500	LTI Holdings, Inc., First Lien -Second Amendment Additional Term Loan	3M US L + 4.00%	07/24/2026	62,422
245,633	Lumen Technologies, Inc., First Lien - B Term Loan	1M US L + 2.25%	03/15/2027	243,296
46,000	Majordrive Holdings IV LLC, First Lien - Initial Term Loan	3M US L + 3.75%, 0.50% Floor	06/01/2028	46,151
55,827	Marcel LUX IV S.a.r.l., First Lien -Original Facility Term Loan	1M US L + 4.00%, 0.75% Floor	12/31/2027	55,827
250,000	Mileage Plus Holdings LLC, First Lien -Initial Term Loan	3M US L + 5.25%, 1.00% Floor	06/21/2027	265,860
240,665	Natgasoline LLC, First Lien -Initial Term Loan	3M US L + 3.50%	11/14/2025	240,965
245,253	Olaplex, Inc., First Lien -Initial Term Loan	3M US L + 6.50%, 1.00% Floor	01/08/2026	243,413
91,205	Onvoy LLC, First Lien -Initial Term Loan	3M US L + 4.50%, 1.00% Floor	02/10/2024	91,238
50,000	Oryx Midstream Services Permian Basin LLC, TLB	L + 3.25%, 0.50% Floor	09/30/2028	49,750
248,750	Pactiv Evergreen, Inc., First Lien - Tranche B-2 U.S. Term Loan(i)	1M US L + 3.25%	02/05/2026	247,351
69,000	Parexel International Corp., First Lien	6M US L + 3.75%, 0.50% Floor	08/11/2028	69,097
99,494	PetVet Care Centers LLC, First Lien -2021 Replacement Term Loan	3M US L + 3.50%, 0.75% Floor	02/14/2025	99,649
33,000	Polaris Newco LLC, First Lien -Dollar Term Loan	L + 4.00%, 0.50% Floor	06/04/2028	33,110
248,729	ProAmpac PG Borrower LLC, First Lien - 2020-1 Term Loan	3M US L + 3.75%, 0.75% Floor	11/03/2025	249,506
55,000	Proofpoint, Inc., First Lien -Initial Term Loan	L + 3.25%, 0.50% Floor	06/10/2028	54,780

See Notes to Financial Statements.

88	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$225,782	ProQuest LLC, First Lien -Initial Term Loan	1M US L + 3.25%	10/23/2026	$225,832
246,250	Pug LLC, First Lien -USD B Term Loan	1M US L + 3.50%	02/12/2027	241,222
100,000	QUIKRETE Holdings, Inc., First Lien - B-1 Fourth Amendment Term Loan	1M US L + 3.00%	02/21/2028	99,819
48,878	Rackspace Technology Global, Inc., First Lien - 2021 B Term Loan	3M US L + 2.75%, 0.75% Floor	02/15/2028	48,578
235,231	Recorded Books, Inc., First Lien -2021 Replacement Term Loan	3M US L + 2.75%	08/29/2025	235,782
41,220	SCIH Salt Holdings, Inc., First Lien - Incremental B-1 Term Loan	3M US L + 3.50%, 0.75% Floor	03/16/2027	41,320
150,000	Seaworld Parks & Entertainment, Inc., First Lien - B Term Loan	L + 3.00%, 0.50% Floor	08/25/2028	149,720
220,338	Shearer's Foods LLC, First Lien	3M US L + 3.50%, 0.75% Floor	09/23/2027	220,338
3,385	SM Wellness Holdings, Inc., First Lien	3M US L + 2.375%, 1.00% Floor	04/15/2028	3,385
40,615	SM Wellness Holdings, Inc., First Lien - Initial Term Loan	3M US L + 3.75%, 0.75% Floor	04/17/2028	40,615
250,000	Sotera Health Holdings LLC, First Lien - Refinancing Term Loan	3M US L + 3.25%, 0.50% Floor	12/11/2026	249,584
149,625	Spin Holdco, Inc., First Lien -Initial Term Loan	1M US L + 3.50%, 0.75% Floor	03/04/2028	150,212
213,103	St. George's University Scholastic Services LLC, First Lien	3M US L + 3.25%	07/17/2025	213,103
75,000	Standard Industries, Inc., First Lien -Initial Term Loan	3M US L + 2.50%, 0.50% Floor	09/22/2028	75,161
35,000	Sylvamo Corporation, TLB	L + 5.00%	08/18/2028	34,956
100,000	Tiger Acquisition LLC, First Lien -Initial Term Loan	L + 3.25%, 0.50% Floor	06/01/2028	99,766
29,000	Tivity Health, Inc., TLB	L + 4.25%	06/24/2028	29,025
43,000	Triton Water Holdings, Inc., First Lien - Initial Term Loan	3M US L + 3.50%, 0.50% Floor	03/31/2028	42,997
248,705	U.S. Anesthesia Partners, Inc., First Lien - Initial Term Loan	3M US L + 3.00%, 1.00% Floor	06/23/2024	249,024
273,590	Uber Technologies, Inc., First Lien - 2021 Incremental Term Loan	1M US L + 3.50%	04/04/2025	274,026
228,551	UFC Holdings LLC, First Lien	3M US L + 2.75%, 0.75% Floor	04/29/2026	228,281
248,128	UKG, Inc., First Lien -2021 Incremental Term Loan	3M US L + 4.00%, 0.75% Floor	05/04/2026	248,944
49,875	United AirLines, Inc., First Lien -Class B Term Loan	3M US L + 3.75%, 0.75% Floor	04/21/2028	50,331
45,000	Univision Communications, Inc., First Lien - B Term Loan	3M US L + 4.00%, 0.75% Floor	05/05/2028	44,992

See Notes to Financial Statements.

Annual Report | September 30, 2021	89

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$250,000	Verscend Holding Corp., First Lien -B- 1 Term Loan	1M US L + 4.00%	08/27/2025	$250,676
300,000	Virgin Media Bristol LLC, First Lien - Facility Q Term Loan(i)	3M US L + 3.50%	01/31/2029	300,458
65,000	W. R. Grace Holdings LLC, First Lien - Initial Term Loan	L + 3.75%, 0.50% Floor	09/22/2028	65,315
83,000	Whatabrands LLC, First Lien -Initial B Term Loan	1M US L + 3.25%, 0.50% Floor	08/03/2028	83,019
247,999	William Morris Endeavor Entertainment LLC, First Lien - B-1 Term Loan	1M US L + 2.75%	05/18/2025	243,682
371,242	Windstream Services II LLC, First Lien - Initial Term Loan	1M US L + 6.25%, 1.00% Floor	09/21/2027	373,516
130,309	YI LLC, First Lien - Initial Term Loan	1M US L + 4.00%, 1.00% Floor	11/07/2024	128,354
				12,863,703
TOTAL BANK LOANS
(Cost $15,948,740)				16,004,768

HIGH YIELD DEBT- 61.35%
Australia - 0.36%
40,000	Mineral Resources, Ltd.(f)	8.13%	05/01/2027	43,496
120,000	Nufarm Australia, Ltd. / Nufarm Americas, Inc.(f)	5.75%	04/30/2026	123,300
				166,796
Canada - 3.04%
80,000	Bombardier, Inc.(f)	7.50%	03/15/2025	81,800
80,000	Bombardier, Inc.(f)	7.13%	06/15/2026	84,100
45,000	Bombardier, Inc.(f)	6.00%	02/15/2028	45,567
35,000	Cascades, Inc./Cascades USA, Inc.(f)	5.13%	01/15/2026	37,271
110,000	Cascades, Inc./Cascades USA, Inc.(f)	5.38%	01/15/2028	115,777
75,000	Eldorado Gold Corp.(f)	6.25%	09/01/2029	74,433
70,000	Empire Communities Corp.(f)	7.00%	12/15/2025	73,237
20,000	First Quantum Minerals, Ltd.(f)	7.25%	04/01/2023	20,375
25,000	First Quantum Minerals, Ltd.(f)	6.50%	03/01/2024	25,344
85,000	GFL Environmental, Inc.(f)	5.13%	12/15/2026	89,366
35,000	GFL Environmental, Inc.(f)	4.75%	06/15/2029	36,006
70,000	GFL Environmental, Inc.(f)	4.38%	08/15/2029	70,787
150,000	goeasy, Ltd.(f)	4.38%	05/01/2026	154,313
105,000	Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(f)	6.00%	09/15/2028	110,198
50,000	Intertape Polymer Group, Inc.(f)	4.38%	06/15/2029	50,893
45,000	MEG Energy Corp.(f)	7.13%	02/01/2027	47,304
110,000	Mercer International, Inc.	5.13%	02/01/2029	112,475

See Notes to Financial Statements.
90	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$60,000	Precision Drilling Corp.(f)	7.13%	01/15/2026	$61,748
25,000	Precision Drilling Corp.(f)	6.88%	01/15/2029	26,150
80,000	Strathcona Resources, Ltd.(f)	6.88%	08/01/2026	79,386
				1,396,530
France - 1.98%
100,000	Afflelou SAS	4.25%	05/19/2026	119,234
120,000	Altice France SA(f)	5.50%	01/15/2028	122,192
55,000	Altice France SA(f)	5.13%	07/15/2029	54,002
100,000	Altice France SA(f)	4.25%	10/15/2029	114,581
100,000	Banijay Entertainment SASU(f)	3.50%	03/01/2025	117,315
100,000	Chrome Bidco SASU(f)	3.50%	05/31/2028	118,658
100,000	Electricite de France SA(d)(e)	6.00%	01/29/2026	149,138
100,000	Kapla Holding SAS	3.38%	12/15/2026	116,543
				911,663
Germany - 1.86%
100,000	Cheplapharm Arzneimittel GmbH	4.38%	01/15/2028	120,688
100,000	Gruenenthal GmbH(f)	4.13%	05/15/2028	121,645
100,000	IHO Verwaltungs GmbH(c)(g)	3.75% (4.50%)	09/15/2026	118,061
120,000	Nidda Healthcare Holding GmbH(g)	3.50%	09/30/2024	138,372
100,000	Renk AG/Frankfurt am Main	5.75%	07/15/2025	120,700
100,000	TUI Cruises GmbH	6.50%	05/15/2026	119,686
100,000	WEPA Hygieneprodukte GmbH(g)	2.88%	12/15/2027	113,312
				852,464
Great Britain - 2.67%
100,000	Arqiva Broadcast Finance PLC	6.75%	09/30/2023	137,568
100,000	Bellis Acquisition Co. PLC(f)	3.25%	02/16/2026	132,686
55,000	Connect Finco SARL / Connect US Finco LLC(f)	6.75%	10/01/2026	57,616
100,000	eG Global Finance PLC	6.25%	10/30/2025	118,613
100,000	Pinnacle Bidco PLC	5.50%	02/15/2025	119,540
60,000	Rolls-Royce PLC(f)	5.75%	10/15/2027	66,375
100,000	Thames Water Kemble Finance PLC	4.63%	05/19/2026	140,910
100,000	Victoria PLC	3.63%	08/24/2026	118,731
60,000	Virgin Media Finance PLC(f)	5.00%	07/15/2030	61,608
150,000	Vmed O2 UK Financing I PLC(f)	4.75%	07/15/2031	153,439
		3.00% - 5Y EUR
100,000	Vodafone Group PLC(e)	SWAP	08/27/2080	119,482
				1,226,568
Hong Kong - 0.19%
85,000	Seaspan Corp.(f)	5.50%	08/01/2029	86,825

Ireland - 0.91%
200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(f)	5.25%	08/15/2027	203,875
75,000	Jazz Securities DAC(f)	4.38%	01/15/2029	77,816

See Notes to Financial Statements.
Annual Report | September 30, 2021	91

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$100,000	Virgin Media Vendor Financing Notes III DAC(f)	4.88%	07/15/2028	$137,657
				419,348
Isle Of Man - 0.25%
100,000	Playtech PLC	3.75%	10/12/2023	117,136

Italy - 1.53%
100,000	Bormioli Pharma SpA(e)(g)	3M EUR L + 3.50%	11/15/2024	113,171
100,000	Brunello Bidco SpA(f)	3.50%	02/15/2028	115,933
		3M EUR L +
100,000	Cedacri Mergeco SPA(e)(f)	4.625%	05/15/2028	116,703
100,000	Centurion Bidco SpA	5.88%	09/30/2026	121,518
100,000	Gamma Bidco SpA(e)	3M EUR L + 6.00%	07/15/2025	117,054
100,000	Sofima Holding SpA	3.75%	01/15/2028	116,932
				701,311
Jersey - 0.31%
100,000	AA Bond Co., Ltd.	6.50%	01/31/2026	141,876

Luxembourg - 2.87%
100,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl(f)	4.63%	06/01/2028	99,970
100,000	Altice Financing SA(f)	3.00%	01/15/2028	109,324
55,000	Altice Financing SA(f)	5.75%	08/15/2029	53,350
100,000	Altice Financing SA(f)	4.25%	08/15/2029	113,880
100,000	Altice France Holding SA(f)	4.00%	02/15/2028	109,231
100,000	ARD Finance SA(c)(f)	5.00% (5.75%)	06/30/2027	120,551
100,000	Cirsa Finance International Sarl(f)	4.50%	03/15/2027	114,899
100,000	Dana Financing Luxembourg Sarl(f)	3.00%	07/15/2029	118,531
100,000	Lincoln Financing SARL(g)	3.63%	04/01/2024	117,002
100,000	Matterhorn Telecom SA	4.00%	11/15/2027	118,853
100,000	Summer BC Holdco B SARL(g)	5.75%	10/31/2026	121,626
100,000	Telenet Finance Luxembourg Notes SARL(g)	3.50%	03/01/2028	120,184
				1,317,401
Netherlands - 3.15%
185,000	Diamond BC BV(f)	4.63%	10/01/2029	188,009
115,000	Energizer Gamma Acquisition BV(f)	3.50%	06/30/2029	132,452
107,000	OCI NV(f)	4.63%	10/15/2025	112,542
100,000	Sigma Holdco BV(g)	5.75%	05/15/2026	111,015
100,000	Telefonica Europe BV(d)(e)(f)	4.38%	12/14/2024	125,833
100,000	Titan Holdings II BV(f)	5.13%	07/15/2029	117,787
100,000	Trivium Packaging Finance BV(f)	3.75%	08/15/2026	118,800
200,000	UPC Holding BV(f)	5.50%	01/15/2028	209,595
45,000	Ziggo Bond Co. BV(f)	5.13%	02/28/2030	46,226

See Notes to Financial Statements.
92	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$100,000	Ziggo Bond Co. BV	3.38%	02/28/2030	$115,835
145,000	Ziggo Bond Co. BV(f)	3.38%	02/28/2030	167,960
				1,446,054
Spain - 0.77%
100,000	Grifols Escrow Issuer SA(f)	3.88%	10/15/2028	117,342
100,000	Grupo Antolin-Irausa SA	3.38%	04/30/2026	113,972
105,000	Lorca Telecom Bondco SA(f)	4.00%	09/18/2027	122,545
				353,859
Sweden - 0.51%
100,000	Intrum AB(g)	3.00%	09/15/2027	115,628
100,000	Verisure Midholding AB	5.25%	02/15/2029	119,096
				234,724
United States - 40.95%
40,000	Academy, Ltd.(f)	6.00%	11/15/2027	43,250
135,000	Acadia Healthcare Co., Inc.(f)	5.50%	07/01/2028	142,083
10,000	Acadia Healthcare Co., Inc.(f)	5.00%	04/15/2029	10,425
70,000	Acuris Finance US, Inc. / Acuris Finance SARL(f)	5.00%	05/01/2028	69,746
10,000	ADT Security Corp.(f)	4.13%	08/01/2029	9,951
70,000	Ahead DB Holdings LLC(f)	6.63%	05/01/2028	70,631
45,000	Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC(f)	5.88%	02/15/2028	47,981
105,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(f)	6.63%	07/15/2026	111,146
95,000	Ambience Merger Sub, Inc.(f)	7.13%	07/15/2029	94,287
60,000	American Airlines, Inc.(f)	11.75%	07/15/2025	74,325
50,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.(f)	5.50%	04/20/2026	52,625
30,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.(f)	5.75%	04/20/2029	32,362
65,000	American Axle & Manufacturing, Inc.	5.00%	10/01/2029	63,342
175,000	APX Group, Inc.(f)	6.75%	02/15/2027	186,130
70,000	APX Group, Inc.(f)	5.75%	07/15/2029	69,191
10,000	Aramark Services, Inc.(f)	6.38%	05/01/2025	10,525
115,000	Aramark Services, Inc.(f)	5.00%	02/01/2028	118,317
45,000	Archrock Partners LP / Archrock Partners Finance Corp.(f)	6.88%	04/01/2027	47,381
105,000	Archrock Partners LP / Archrock Partners Finance Corp.(f)	6.25%	04/01/2028	108,737
105,000	Arconic Corp.(f)	6.13%	02/15/2028	111,433
85,000	Artera Services LLC(f)	9.03%	12/04/2025	92,331
31,000	Asbury Automotive Group, Inc.	4.50%	03/01/2028	31,852
33,000	Asbury Automotive Group, Inc.	4.75%	03/01/2030	34,485
75,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp.(f)	7.00%	11/01/2026	77,624
80,000	Ashland LLC(f)	3.38%	09/01/2031	80,800

See Notes to Financial Statements.
Annual Report | September 30, 2021	93

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$55,000	Ashton Woods USA LLC / Ashton Woods Finance Co.(f)	4.63%	08/01/2029	$55,604
60,000	AssuredPartners, Inc.(f)	5.63%	01/15/2029	60,460
6,000	Bath & Body Works, Inc.(f)	9.38%	07/01/2025	7,620
105,000	Bath & Body Works, Inc.	7.50%	06/15/2029	119,881
15,000	Bath & Body Works, Inc.(f)	6.63%	10/01/2030	17,044
71,000	Bausch Health Cos., Inc.(f)	6.13%	04/15/2025	72,555
65,000	Bausch Health Cos., Inc.(f)	4.88%	06/01/2028	67,437
60,000	Big River Steel LLC / BRS Finance Corp.(f)	6.63%	01/31/2029	64,985
35,000	Block Communications, Inc.(f)	4.88%	03/01/2028	35,857
65,000	Boyd Gaming Corp.	4.75%	12/01/2027	67,076
65,000	Brink’s Co.(f)	5.50%	07/15/2025	68,042
45,000	Buckeye Partners LP(f)	4.50%	03/01/2028	45,754
85,000	Cablevision Lightpath LLC(f)	5.63%	09/15/2028	85,440
125,000	Caesars Entertainment, Inc.(f)	6.25%	07/01/2025	131,751
160,000	Calpine Corp.(f)	5.13%	03/15/2028	162,237
30,000	Carnival Corp.(f)	4.00%	08/01/2028	30,337
25,000	Carpenter Technology Corp.	6.38%	07/15/2028	26,901
50,000	CCO Holdings LLC / CCO Holdings Capital Corp.(f)	5.50%	05/01/2026	51,626
25,000	CCO Holdings LLC / CCO Holdings Capital Corp.(f)	5.00%	02/01/2028	26,129
15,000	CCO Holdings LLC / CCO Holdings Capital Corp.(f)	5.38%	06/01/2029	16,219
120,000	CCO Holdings LLC / CCO Holdings Capital Corp.(f)	4.75%	03/01/2030	125,607
130,000	Cedar Fair LP	5.25%	07/15/2029	133,485
65,000	Central Garden & Pet Co.	5.13%	02/01/2028	68,694
14,000	ChampionX Corp.	6.38%	05/01/2026	14,613
80,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.(f)	5.75%	03/01/2025	80,700
5,000	Cheniere Energy Partners LP(f)	3.25%	01/31/2032	5,023
90,000	Cheniere Energy, Inc.	4.63%	10/15/2028	94,950
25,000	Chesapeake Energy Corp.(f)	5.50%	02/01/2026	26,156
40,000	Chesapeake Energy Corp.(f)	5.88%	02/01/2029	42,788
30,000	Chobani LLC / Chobani Finance Corp., Inc.(f)	7.50%	04/15/2025	31,252
30,000	CHS/Community Health Systems, Inc.(f)	8.00%	03/15/2026	31,852
60,000	CHS/Community Health Systems, Inc.(f)	5.63%	03/15/2027	62,903
160,000	CHS/Community Health Systems, Inc.(f)	6.00%	01/15/2029	169,800
15,000	CHS/Community Health Systems, Inc.(f)	4.75%	02/15/2031	15,112
65,000	Churchill Downs, Inc.(f)	5.50%	04/01/2027	67,519
10,000	Churchill Downs, Inc.(f)	4.75%	01/15/2028	10,475
145,000	CITGO Petroleum Corp.(f)	7.00%	06/15/2025	148,461
35,000	CITGO Petroleum Corp.(f)	6.38%	06/15/2026	35,762
30,000	Clean Harbors, Inc.(f)	5.13%	07/15/2029	32,949
56,000	Clear Channel Outdoor Holdings, Inc.(f)	7.75%	04/17/2028	59,015

See Notes to Financial Statements.
94	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$65,000	Cleveland-Cliffs, Inc.(f)	6.75%	03/15/2026	$69,387
70,000	Cleveland-Cliffs, Inc.(f)	4.63%	03/01/2029	71,575
30,000	Cleveland-Cliffs, Inc.(f)	4.88%	03/01/2031	31,013
75,000	Colgate Energy Partners III LLC(f)	7.75%	02/15/2026	79,097
20,000	Colgate Energy Partners III LLC(f)	5.88%	07/01/2029	20,176
34,000	CommScope Technologies LLC(f)	6.00%	06/15/2025	34,468
155,000	CommScope Technologies LLC(f)	5.00%	03/15/2027	147,665
30,000	CommScope, Inc.(f)	6.00%	03/01/2026	31,187
70,000	CommScope, Inc.(f)	4.75%	09/01/2029	70,000
100,000	Compass Group Diversified Holdings LLC(f)	5.25%	04/16/2029	104,750
85,000	Comstock Resources, Inc.(f)	6.75%	03/01/2029	91,906
25,000	Comstock Resources, Inc.(f)	5.88%	01/15/2030	26,035
75,000	Consensus Cloud Solutions, Inc.(f)	6.50%	10/15/2028	78,019
70,000	Consolidated Communications, Inc.(f)	5.00%	10/01/2028	72,366
130,000	Coty, Inc.(f)	5.00%	04/15/2026	132,964
62,000	CrownRock LP / CrownRock Finance, Inc.(f)	5.63%	10/15/2025	63,532
35,000	CrownRock LP / CrownRock Finance, Inc.(f)	5.00%	05/01/2029	36,587
115,000	CSC Holdings LLC(f)	5.75%	01/15/2030	117,088
110,000	CSC Holdings LLC(f)	4.63%	12/01/2030	104,421
30,000	CSC Holdings LLC(f)	5.00%	11/15/2031	28,791
20,000	Cushman & Wakefield US Borrower LLC(f)	6.75%	05/15/2028	21,725
20,000	Dana, Inc.	5.38%	11/15/2027	21,100
30,000	Dana, Inc.	5.63%	06/15/2028	32,343
140,000	DaVita, Inc.(f)	4.63%	06/01/2030	144,181
25,000	DCP Midstream Operating LP	5.13%	05/15/2029	28,179
30,000	DCP Midstream Operating LP(f)	6.45%	11/03/2036	37,334
20,000	DCP Midstream Operating LP	5.60%	04/01/2044	23,396
135,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.(f)	5.88%	08/15/2027	141,075
35,000	DISH DBS Corp.	7.75%	07/01/2026	39,567
35,000	DISH DBS Corp.	7.38%	07/01/2028	37,164
55,000	DISH DBS Corp.	5.13%	06/01/2029	53,963
55,000	DT Midstream, Inc.(f)	4.38%	06/15/2031	56,719
50,000	Dycom Industries, Inc.(f)	4.50%	04/15/2029	50,274
45,000	Edgewell Personal Care Co.(f)	5.50%	06/01/2028	47,582
65,000	Elastic NV(f)	4.13%	07/15/2029	65,406
80,000	Encompass Health Corp.	4.50%	02/01/2028	82,704
50,000	EnLink Midstream LLC(f)	5.63%	01/15/2028	53,299
15,000	EQM Midstream Partners LP(f)	4.50%	01/15/2029	15,581
70,000	EQM Midstream Partners LP(f)	4.75%	01/15/2031	72,889
10,000	FirstCash, Inc.(f)	4.63%	09/01/2028	10,387
35,000	FirstEnergy Corp.	5.35%	07/15/2047	42,752
25,000	FirstEnergy Transmission LLC(f)	4.55%	04/01/2049	29,335

See Notes to Financial Statements.

Annual Report | September 30, 2021	95

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$5,000	Ford Motor Credit Co. LLC	5.60%	01/07/2022	$5,066
30,000	Ford Motor Credit Co. LLC	5.13%	06/16/2025	32,625
45,000	Ford Motor Credit Co. LLC	4.13%	08/17/2027	47,779
70,000	Ford Motor Credit Co. LLC	5.11%	05/03/2029	78,312
30,000	Frontier Communications Holdings LLC(f)	5.88%	10/15/2027	31,912
195,000	Frontier Communications Holdings LLC(f)	5.00%	05/01/2028	204,994
35,000	Frontier Communications Holdings LLC(f)	6.75%	05/01/2029	36,934
35,000	Go Daddy Operating Co. LLC / GD Finance Co, Inc.(f)	5.25%	12/01/2027	36,531
125,000	Golden Nugget, Inc.(f)	6.75%	10/15/2024	125,319
55,000	Goodyear Tire & Rubber Co.	9.50%	05/31/2025	60,431
35,000	Goodyear Tire & Rubber Co.	5.25%	04/30/2031	37,657
80,000	Great Lakes Dredge & Dock Corp.(f)	5.25%	06/01/2029	82,900
75,000	Greystar Real Estate Partners LLC(f)	5.75%	12/01/2025	76,282
55,000	Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd.(f)	7.38%	12/15/2023	56,100
60,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.(f)	5.75%	01/20/2026	62,850
45,000	Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl(f)	4.63%	05/01/2028	44,381
100,000	Herc Holdings, Inc.(f)	5.50%	07/15/2027	105,047
75,000	Hess Midstream Operations LP(f)	5.63%	02/15/2026	77,906
5,000	Hess Midstream Operations LP(f)	5.13%	06/15/2028	5,229
50,000	Hess Midstream Operations LP(f)	4.25%	02/15/2030	50,625
135,000	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(f)	5.00%	06/01/2029	137,869
95,000	HLF Financing Sarl LLC / Herbalife International, Inc.(f)	4.88%	06/01/2029	95,119
45,000	HUB International, Ltd.(f)	7.00%	05/01/2026	46,575
15,000	Hunt Companies, Inc.(f)	5.25%	04/15/2029	14,720
40,000	IAA, Inc.(f)	5.50%	06/15/2027	41,850
10,000	iHeartCommunications, Inc.	8.38%	05/01/2027	10,700
110,000	iHeartCommunications, Inc.(f)	5.25%	08/15/2027	114,434
80,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.(f)	9.00%	07/01/2028	88,305
135,000	Imola Merger Corp.(f)	4.75%	05/15/2029	139,829
105,000	Intelsat Jackson Holdings SA(f)(h)	8.00%	02/15/2024	107,887
100,000	International Game Technology PLC	3.50%	06/15/2026	119,061
55,000	Iron Mountain, Inc.(f)	5.25%	03/15/2028	57,544
15,000	Iron Mountain, Inc.(f)	5.00%	07/15/2028	15,653
105,000	Iron Mountain, Inc.(f)	4.88%	09/15/2029	110,119
55,000	Iron Mountain, Inc.(f)	5.25%	07/15/2030	58,436

See Notes to Financial Statements.

96	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$50,000	Jefferies Finance LLC / JFIN Co.-Issuer Corp.(f)	5.00%	08/15/2028	$50,750
115,000	Kennedy-Wilson, Inc.	4.75%	03/01/2029	117,156
40,000	Kennedy-Wilson, Inc.	4.75%	02/01/2030	40,660
90,000	Kraft Heinz Foods Co.	6.88%	01/26/2039	133,032
40,000	Kraft Heinz Foods Co.	6.50%	02/09/2040	56,894
30,000	Kraft Heinz Foods Co.	4.88%	10/01/2049	36,582
20,000	Lamar Media Corp.	4.00%	02/15/2030	20,615
45,000	Laredo Petroleum, Inc.	9.50%	01/15/2025	46,688
70,000	LD Holdings Group LLC(f)	6.50%	11/01/2025	69,917
60,000	Leeward Renewable Energy Operations LLC(f)	4.25%	07/01/2029	61,061
75,000	Level 3 Financing, Inc.	5.25%	03/15/2026	77,494
20,000	Level 3 Financing, Inc.(f)	4.63%	09/15/2027	20,601
75,000	LFS Topco LLC(f)	5.88%	10/15/2026	77,349
15,000	Live Nation Entertainment, Inc.(f)	6.50%	05/15/2027	16,519
165,000	Lumen Technologies, Inc.(f)	5.13%	12/15/2026	171,394
5,000	Lumen Technologies, Inc.(f)	4.50%	01/15/2029	4,851
125,000	Marriott Ownership Resorts, Inc.(f)	6.13%	09/15/2025	132,188
45,000	Masonite International Corp.(f)	5.38%	02/01/2028	47,441
250,000	Mauser Packaging Solutions Holding Co.(f)	5.50%	04/15/2024	252,500
145,000	MEDNAX, Inc.(f)	6.25%	01/15/2027	152,613
60,000	Mercer International, Inc.	5.50%	01/15/2026	61,350
34,000	MGIC Investment Corp.	5.25%	08/15/2028	36,322
60,000	Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.(f)	4.88%	05/01/2029	61,200
60,000	ModivCare Escrow Issuer, Inc.(f)	5.00%	10/01/2029	62,268
80,000	Mozart Debt Merger Sub, Inc.(f)	5.25%	10/01/2029	81,000
80,000	MPH Acquisition Holdings LLC(f)	5.50%	09/01/2028	79,890
85,000	MPH Acquisition Holdings LLC(f)	5.75%	11/01/2028	80,197
45,000	Murphy Oil Corp.	5.88%	12/01/2027	46,890
105,000	Nabors Industries, Ltd.(f)	7.25%	01/15/2026	102,291
30,000	Nabors Industries, Ltd.(f)	7.50%	01/15/2028	28,475
35,000	NCR Corp.(f)	5.75%	09/01/2027	36,971
105,000	NCR Corp.(f)	5.13%	04/15/2029	108,413
80,000	NCR Corp.(f)	6.13%	09/01/2029	86,900
40,000	NCR Corp.(f)	5.25%	10/01/2030	42,012
35,000	New Enterprise Stone & Lime Co., Inc.(f)	9.75%	07/15/2028	38,118
115,000	New Enterprise Stone & Lime Co., Inc.(f)	5.25%	07/15/2028	116,581
95,000	Nexstar Media, Inc.(f)	5.63%	07/15/2027	100,626
80,000	Nexstar Media, Inc.(f)	4.75%	11/01/2028	83,091
130,000	NFP Corp.(f)	6.88%	08/15/2028	132,913
5,000	NuStar Logistics LP	6.00%	06/01/2026	5,409
55,000	NuStar Logistics LP	6.38%	10/01/2030	60,569
35,000	Occidental Pete Oxy	4.20%	03/15/2048	33,470
65,000	Occidental Petroleum Corp.	4.50%	07/15/2044	65,426

See Notes to Financial Statements.

Annual Report | September 30, 2021	97

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$55,000	Occidental Petroleum Corp.	4.40%	04/15/2046	$54,923
25,000	Occidental Petroleum Corp.	4.40%	08/15/2049	24,576
50,000	Oceaneering International, Inc.	6.00%	02/01/2028	50,844
20,000	Olin Corp.	5.63%	08/01/2029	22,012
105,000	Olin Corp.	5.00%	02/01/2030	111,169
75,000	Olympus Water US Holding Corp.(f)	4.25%	10/01/2028	74,005
35,000	Olympus Water US Holding Corp.(f)	6.25%	10/01/2029	34,727
90,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV(f)	5.13%	04/30/2031	94,644
30,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA(f)	7.25%	02/01/2028	32,152
35,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(f)	6.25%	06/15/2025	37,012
20,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(f)	5.00%	08/15/2027	20,538
35,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(f)	4.25%	01/15/2029	34,737
50,000	Owens & Minor, Inc.(f)	4.50%	03/31/2029	50,563
130,000	Pactiv Evergreen Group Issuer LLC(f)	4.38%	10/15/2028	130,650
220,000	Par Pharmaceutical, Inc.(f)	7.50%	04/01/2027	224,415
110,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(f)	4.88%	05/15/2029	113,352
30,000	PDC Energy, Inc.	6.13%	09/15/2024	30,487
65,000	PDC Energy, Inc.	5.75%	05/15/2026	67,763
70,000	PennyMac Financial Services, Inc.(f)	5.75%	09/15/2031	69,985
75,000	Performance Food Group, Inc.(f)	5.50%	10/15/2027	78,623
30,000	Performance Food Group, Inc.(f)	4.25%	08/01/2029	30,113
25,000	PG&E Corp.	5.00%	07/01/2028	25,500
95,000	PG&E Corp.	5.25%	07/01/2030	97,375
155,000	Pike Corp.(f)	5.50%	09/01/2028	158,160
55,000	Powdr Corp.(f)	6.00%	08/01/2025	57,838
10,000	Prestige Brands, Inc.(f)	5.13%	01/15/2028	10,448
220,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(f)	6.25%	01/15/2028	227,733
110,000	Primo Water Holdings, Inc.	3.88%	10/31/2028	132,234
45,000	QVC, Inc.	4.75%	02/15/2027	47,756
85,000	Realogy Group LLC / Realogy Co.-Issuer Corp.(f)	7.63%	06/15/2025	90,882
20,000	Realogy Group LLC / Realogy Co.-Issuer Corp.(f)	5.75%	01/15/2029	20,773
90,000	Renewable Energy Group, Inc.(f)	5.88%	06/01/2028	93,164
95,000	RHP Hotel Properties LP / RHP Finance Corp.	4.75%	10/15/2027	98,442
70,000	Rockcliff Energy II LLC(f)	5.50%	10/15/2029	71,138
120,000	Rocket Software, Inc.(f)	6.50%	02/15/2029	118,966
95,000	Royal Caribbean Cruises, Ltd.(f)	5.50%	04/01/2028	97,307

See Notes to Financial Statements.

98	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$20,000	Sabre GLBL, Inc.(f)	9.25%	04/15/2025	$23,141
55,000	Sabre GLBL, Inc.(f)	7.38%	09/01/2025	58,688
100,000	Scientific Games International, Inc.	5.50%	02/15/2026	119,650
80,000	Scotts Miracle-Gro Co.(f)	4.38%	02/01/2032	80,750
85,000	Scripps Escrow II, Inc.(f)	5.38%	01/15/2031	83,693
100,000	SeaWorld Parks & Entertainment, Inc.(f)	5.25%	08/15/2029	102,438
10,000	SEG Holding LLC / SEG Finance Corp.(f)	5.63%	10/15/2028	10,438
35,000	Shea Homes LP / Shea Homes Funding Corp.(f)	4.75%	02/15/2028	36,067
35,000	Shea Homes LP / Shea Homes Funding Corp.(f)	4.75%	04/01/2029	36,038
5,000	Sirius XM Radio, Inc.(f)	5.50%	07/01/2029	5,413
80,000	Six Flags Entertainment Corp.(f)	5.50%	04/15/2027	82,700
30,000	Six Flags Theme Parks, Inc.(f)	7.00%	07/01/2025	31,988
20,000	Southwestern Energy Co.	7.75%	10/01/2027	21,631
40,000	Southwestern Energy Co.	8.38%	09/15/2028	45,359
30,000	Southwestern Energy Co.	5.38%	03/15/2030	32,414
100,000	Spectrum Brands, Inc.(f)	5.00%	10/01/2029	107,721
70,000	SS&C Technologies, Inc.(f)	5.50%	09/30/2027	74,003
40,000	Stevens Holding Co., Inc.(f)	6.13%	10/01/2026	43,200
40,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.88%	03/01/2027	41,831
135,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.(f)	5.00%	06/01/2031	140,231
50,000	Sylvamo Corp.(f)	7.00%	09/01/2029	51,224
15,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.88%	04/15/2026	15,684
20,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.38%	02/01/2027	20,749
30,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.00%	01/15/2028	31,538
100,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.50%	03/01/2030	109,469
180,000	Tenet Healthcare Corp.(f)	6.25%	02/01/2027	186,975
15,000	Tenet Healthcare Corp.(f)	5.13%	11/01/2027	15,656
20,000	Tenet Healthcare Corp.(f)	6.13%	10/01/2028	21,035
65,000	TMS International Corp.(f)	6.25%	04/15/2029	68,006
105,000	TransDigm, Inc.(f)	8.00%	12/15/2025	112,088
70,000	TransDigm, Inc.(f)	6.25%	03/15/2026	73,062
30,000	TransDigm, Inc.	5.50%	11/15/2027	30,864
110,000	TransDigm, Inc.	4.63%	01/15/2029	110,000
10,000	Tronox, Inc.(f)	6.50%	05/01/2025	10,509
80,000	Uber Technologies, Inc.(f)	7.50%	05/15/2025	85,380
20,000	Uber Technologies, Inc.(f)	6.25%	01/15/2028	21,475
105,000	Unifrax Escrow Issuer Corp.(f)	5.25%	09/30/2028	106,444
20,000	Unifrax Escrow Issuer Corp.(f)	7.50%	09/30/2029	20,520

See Notes to Financial Statements.

Annual Report | September 30, 2021	99

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Principal Amount/Description		Rate	Maturity	Value
$55,000	Univar Solutions USA, Inc./Washington(f)	5.13%	12/01/2027	$57,816
15,000	Univision Communications, Inc.(f)	9.50%	05/01/2025	16,299
115,000	Univision Communications, Inc.(f)	6.63%	06/01/2027	125,063
40,000	US Foods, Inc.(f)	6.25%	04/15/2025	42,008
60,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	04/01/2026	62,550
30,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	09/01/2027	31,803
20,000	Venture Global Calcasieu Pass LLC(f)	3.88%	08/15/2029	20,626
30,000	Venture Global Calcasieu Pass LLC(f)	4.13%	08/15/2031	31,313
85,000	Viasat, Inc.(f)	5.63%	09/15/2025	86,248
20,000	VICI Properties LP / VICI Note Co., Inc.(f)	4.25%	12/01/2026	20,911
20,000	VICI Properties LP / VICI Note Co., Inc.(f)	4.63%	12/01/2029	21,525
35,000	VICI Properties LP / VICI Note Co., Inc.(f)	4.13%	08/15/2030	37,144
65,000	Vine Engergy Holdings LLC(f)	6.75%	04/15/2029	70,241
65,000	Vistra Operations Co. LLC(f)	5.00%	07/31/2027	67,194
115,000	VM Consolidated, Inc.(f)	5.50%	04/15/2029	117,127
145,000	WASH Multifamily Acquisition, Inc.(f)	5.75%	04/15/2026	151,594
140,000	Western Midstream Operating LP	5.50%	08/15/2048	164,067
95,000	WR Grace Holdings LLC(f)	4.88%	06/15/2027	97,850
60,000	WR Grace Holdings LLC(f)	5.63%	08/15/2029	61,951
180,000	Xerox Holdings Corp.(f)	5.00%	08/15/2025	189,360
				18,808,449

TOTAL HIGH YIELD DEBT
(Cost $27,548,944)				28,181,004

Shares/Description		Value
RIGHTS - 0.00%(b)(j)
198	DBI Investors, Inc., Strike Price 11.50, Expires 12/31/2049(a)	28

TOTAL RIGHTS
(Cost $11,231)		28

WARRANTS - 0.01%(b)
4	David’s Bridal, Strike Price 219.47, Expires 01/18/2024(a)	–
11	Toys R Us Propco Warrant, Strike Price 11.50, Expires 12/31/2049(a)	–
237	Windstream Holdings Inc -Pvt Warrant, Strike Price 0.00, Expires 12/31/2049	3,436

TOTAL WARRANTS
(Cost $106,180)		3,436

See Notes to Financial Statements.

100	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

Shares/Description	Value
SHORT-TERM INVESTMENTS -4.74%
2,176,162 State Street Institutional Trust (7 Day Yield 0.01%)	$2,176,162

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,176,162)	2,176,162

TOTAL INVESTMENTS - 101.99%
(Cost $46,398,918)	46,849,046

CASH SEGREGATED AT CUSTODIAN FOR FORWARD FOREIGN CURRENCY CONTRACTS - 0.11%	50,000
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.10)%	(964,896)
NET ASSETS - 100.00%	$45,934,150

Investment Abbreviations:

EURIBOR - Euro Interbank Offered Rate

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

Libor Rates:

1M US L - 1 Month LIBOR as of September 30, 2021 was 0.08%

3M US L - 3 Month LIBOR as of September 30, 2021 was 0.13%

6M US L - 6 Month LIBOR as of September 30, 2021 was 0.16%

3M EUR L - 3 Month EURIBOR as of September 30, 2021 was -0.54%

6M EUR L - 6 Month EURIBOR as of September 30, 2021 was -0.52%

5Y EUR SWAP - 5 Year Euro ICE Swap Rate as of September 30, 2021 was -0.25%

(a)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Non-income producing security. The date disclosed represents the next call date, if applicable. (c) Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.
(d)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Financial Statements.

Annual Report | September 30, 2021	101

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2021

(f)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees (the "Board") and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $20,443,895, which represents approximately 44.51% of net assets as of September 30, 2021.

(g)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Board. As of September 30, 2021, the aggregate fair value of those securities was $3,259,440, representing 7.10% of net assets.

(h)	Security is currently in default.

(i)

All or a portion of this position has not settled as of June 30, 2021. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank Offered Rate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.

(j)	Less than 0.005%.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
			U.S. $ Value		U.S. $ Value	Unrealized
	Settlement	Fund	at September	Fund	at September	Appreciation/
Counterparty	Date	Receiving	30, 2021	Delivering	30, 2021	(Depreciation)
State Street Corporation	10/6/2021	USD	5,751,454	EUR	5,619,086	$132,368
State Street Corporation	10/6/2021	USD	914,772	EUR	893,719	21,053
State Street Corporation	10/6/2021	USD	107,434	EUR	105,122	2,312
State Street Corporation	10/6/2021	USD	726,674	GBP	709,818	16,856
State Street Corporation	10/6/2021	USD	339,690	GBP	331,810	7,880
State Street Corporation	10/6/2021	USD	152,451	GBP	148,503	3,948
						$184,417

State Street Corporation	10/6/2021	EUR	110,057	USD	111,967	$(1,910)
						$(1,910)

See Notes to Financial Statements.

102	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2021

ASSETS:
Investment in securities:
At cost	$76,195,788
At value	$80,265,949

Cash	42,823
Receivable for fund investments sold	1,146,362
Receivable for fund shares sold	84,175
Dividends receivable	71,132
Interest receivable	46,654
Prepaid line of credit fee	5,893
Prepaid expenses and other assets	11,728
Total Assets	81,674,716

LIABILITIES:
Payable for fund investments purchased	884,836
Payable for fund shares redeemed	61,750
Payable to Adviser	66,794
Payable for fund accounting and administration fees	10,830
Accrued 12b-1 fees - Class R Shares	5,337
Payable for custodian fees	31,919
Payable for audit fees	25,828
Payable to transfer agent	7,303
Payable for Compliance fees	1,740
Payable to Trustees	120
Other accrued expenses	5,729
Total Liabilities	1,102,186
Net Assets	$80,572,530

NET ASSETS CONSIST OF:
Paid-in capital	$64,237,866
Total distributable earnings	16,334,664
Net Assets	$80,572,530

PRICING OF SHARES:
Class I Shares
Net Assets	$54,867,919
Shares of common stock outstanding
(unlimited number of shares, no par value)	5,901,082
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.30
Class R Shares
Net Assets	$25,704,611
Shares of common stock outstanding
(unlimited number of shares, no par value)	2,761,112
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.31

See Notes to Financial Statements.

Annual Report | September 30, 2021	103

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2021

ASSETS:
Investment in securities:
At cost	$2,073,803,434
At value	$2,010,650,856

Investment in affiliates:
At cost	33,404,026
At value	32,734,160
Cash	590,541
Receivable for fund investments sold	46,048,923
Interest receivable	7,939,682
Receivable for fund shares sold	3,427,337
Dividends receivable	636,753
Prepaid expenses and other assets	19,472
Total Assets	2,102,047,724

LIABILITIES:
Payable for fund investments purchased	61,245,560
Facility loan fee payable	51,755
Payable for fund shares redeemed	3,460,633
Payable to Adviser	1,241,860
Payable for fund accounting and administration fees	452,055
Accrued 12b-1 fees - Class R Shares	28,687
Payable for custodian fees	149,829
Payable for audit fees	41,828
Payable to transfer agent	35,119
Payable for Compliance fees	1,740
Payable to Trustees	2,957
Other accrued expenses	74,958
Total Liabilities	66,786,981
Net Assets	$2,035,260,743

NET ASSETS CONSIST OF:
Paid-in capital	$2,112,363,827
Total distributable earnings/(accumulated deficit)	(77,103,084)
Net Assets	$2,035,260,743

PRICING OF SHARES:
Class I Shares
Net Assets	$1,894,398,226
Shares of common stock outstanding
(unlimited number of shares, no par value)	180,089,246
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.52
Class R Shares
Net Assets	$140,862,517
Shares of common stock outstanding
(unlimited number of shares, no par value)	13,364,598
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.54

See Notes to Financial Statements.

104	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2021

ASSETS:
Investment in securities:
At cost	$46,398,918
At value	$46,849,046
Cash	131,021
Foreign currency, at value (Cost $174,159)	173,635
Interest receivable	449,492
Receivable for fund investments sold	229,006
Unrealized appreciation on forward foreign currency contracts	184,417
Cash segregated at custodian for forward foreign currency contracts	50,000
Prepaid line of credit fee	6,973
Dividends receivable	2,297
Receivable for fund shares sold	1,483
Prepaid expenses and other assets	4,960
Total Assets	48,082,330
LIABILITIES:
Payable for fund investments purchased	1,965,738
Interest payable on facility loan	68
Payable for fund shares redeemed	1,093
Unrealized depreciation on forward foreign currency contracts	1,910
Payable to Adviser	16,203
Payable for fund accounting and administration fees	82,939
Accrued 12b-1 fees - Class R Shares	939
Payable for custodian fees	37,056
Payable for audit fees	31,828
Payable to transfer agent	5,895
Payable for Compliance fees	1,740
Payable to Trustees	67
Other accrued expenses	2,704
Total Liabilities	2,148,180
Net Assets	$45,934,150
NET ASSETS CONSIST OF:
Paid-in capital	$50,565,243
Total distributable earnings/(accumulated deficit)	(4,631,093)
Net Assets	$45,934,150

See Notes to Financial Statements
Annual Report | September 30, 2021	105

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2021

PRICING OF SHARES:
Class I Shares
Net Assets	$41,386,173

Shares of common stock outstanding (unlimited number of shares, no par value)	4,344,043
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.53
Class R Shares
Net Assets	$4,547,977
Shares of common stock outstanding (unlimited number of shares, no par value)	477,947
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.52

See Notes to Financial Statements
106	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2021

INVESTMENT INCOME:
Dividend income	$3,353,076
Interest income	274,758
Other income	25,642
Total Investment Income	3,653,476

EXPENSES:
Investment Adviser fee	811,910
12b-1 fees - Class R Shares	70,885
Registration expenses	42,861
Accounting and administration fee	42,592
Transfer agent expenses	42,444
Compliance expense	29,452
Custodian expenses	26,280
Audit expenses	26,214
Facility loan fees	18,453
Printing expenses	11,313
Trustee expenses	7,049
Legal expenses	5,931
Insurance expenses	1,497
Miscellaneous expenses	13,514
Total Expenses	1,150,395
Net Investment Income	2,503,081

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	13,125,576
Net realized gain	13,125,576
Long-term capital gain distributions from other investment companies	565,724
Net change in unrealized appreciation/depreciation on:
Investments	6,389,430
Net change in unrealized appreciation/depreciation	6,389,430
Net Realized and Unrealized Gain on Investments	20,080,730
Net Increase in Net Assets Resulting from Operations	$22,583,811

See Notes to Financial Statements

Annual Report | September 30, 2021	107

RiverNorth/DoubleLine Strategic Income Fund

Statement of Operations	For the Year Ended September 30, 2021

INVESTMENT INCOME:
Dividend income	$15,732,968
Dividend income from affiliated securities	1,109,286
Interest income	69,152,364
Other income	207,728
Foreign taxes withheld	(5,082)
Total Investment Income	86,197,264

EXPENSES:
Investment Adviser fee	14,266,795
Accounting and administration fee	997,255
12b-1 fees - Class R Shares	330,673
Facility loan fees	246,471
Compliance expense	179,643
Transfer agent expenses	168,590
Trustee expenses	163,069
Custodian expenses	124,376
Printing expenses	109,816
Registration expenses	98,374
Legal expenses	91,631
Audit expenses	42,214
Insurance expenses	35,171
Miscellaneous expenses	114,348
Total Expenses	16,968,426
Less fees waived/reimbursed by Investment Adviser	(184,645)
Net Expenses	16,783,781
Net Investment Income	69,413,483

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	46,151,888
Net realized gain	46,151,888
Long-term capital gain distributions from other investment companies	31,770
Net change in unrealized appreciation/depreciation on:
Investments	17,788,017
Affiliated Investments	994,332
Net change in unrealized appreciation/depreciation	18,782,349
Net Realized and Unrealized Gain on Investments	64,966,007
Net Increase in Net Assets Resulting from Operations	$134,379,490

See Notes to Financial Statements

108	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Operations	For the Year Ended September 30, 2021

INVESTMENT INCOME:
Dividend income	$61,176
Interest income	2,124,064
Other income	33,205
Foreign taxes withheld	(4,575)
Total Investment Income	2,213,870

EXPENSES:
Investment Adviser fee	459,088
Accounting and administration fee	138,297
Registration expenses	36,946
Transfer agent expenses	34,883
Custodian expenses	32,773
Audit expenses	32,214
Compliance expense	26,576
Facility loan fees	14,069
12b-1 fees - Class R Shares	12,155
Printing expenses	9,773
Legal expenses	4,062
Trustee expenses	4,026
Interest expense on facility loan	999
Insurance expenses	905
Miscellaneous expenses	8,614
Total expenses	815,380
Less fees waived/reimbursed by Investment Adviser:	(182,428)
Class I Shares	(163,274)
Class R Shares	(19,154)
Net Expenses	632,952
Net Investment Income	1,580,918

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	704,572
Forward foreign currency contracts	57,668
Translation of assets and liabilities denominated in foreign currencies	(18,298)
Net realized gain	743,942
Net change in unrealized appreciation/depreciation on:
Investments	1,363,761
Forward foreign currency contracts	72,135
Translation of assets and liabilities denominated in foreign currencies	1,809
Net change in unrealized appreciation/depreciation	1,437,705
Net Realized and Unrealized Gain on Investments, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	2,181,647
Net Increase in Net Assets Resulting from Operations	$3,762,565

See Notes to Financial Statements
Annual Report | September 30, 2021	109

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,503,081	$1,796,728
Net realized gain	13,125,576	2,957,569
Long-term capital gains from other investment companies	565,724	1,011,327
Net change in unrealized appreciation/depreciation on investments	6,389,430	(7,771,480)
Net increase/(decrease) in net assets resulting from operations	22,583,811	(2,005,856)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I shares	(3,148,616)	(2,659,147)
Class R shares	(1,632,358)	(1,527,249)
Net decrease in net assets from distributions to shareholders	(4,780,974)	(4,186,396)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	8,348,674	22,357,753
Reinvestment of distributions	2,779,849	2,231,392
Cost of shares redeemed	(17,705,774)	(36,906,930)
Net decrease in net assets from capital share transactions	(6,577,251)	(12,317,785)
Class R Shares
Proceeds from shares sold	1,900,425	5,640,144
Reinvestment of distributions	1,550,292	1,460,842
Cost of shares redeemed	(11,311,038)	(18,389,204)
Net decrease in net assets from capital share transactions	(7,860,321)	(11,288,218)
Net Increase/(Decrease) in Net Assets	3,365,265	(29,798,255)

NET ASSETS:
Beginning of year	$77,207,265	$107,005,520
End of year	$80,572,530	$77,207,265

See Notes to Financial Statements.

110	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	943,399	3,161,984
Shares issued in reinvestment of distributions	322,701	294,928
Shares redeemed	(2,093,907)	(5,005,286)
Net decrease from share transactions	(827,807)	(1,548,374)

Class R Shares
Shares sold	217,473	874,710
Shares issued in reinvestment of distributions	180,777	194,516
Shares redeemed	(1,295,488)	(2,414,622)
Net decrease from share transactions	(897,238)	(1,345,396)

See Notes to Financial Statements.

Annual Report | September 30, 2021	111

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$69,413,483	$83,771,662
Net realized gain	46,151,888	19,390,925
Long-term capital gains from other investment companies	31,770	36,569
Net change in unrealized appreciation/depreciation on investments	18,782,349	(54,425,827)
Net increase in net assets resulting from operations	134,379,490	48,773,329

DISTRIBUTIONS TO SHAREHOLDERS:
Class I shares	(73,505,027)	(79,390,062)
Class R shares	(5,148,979)	(6,188,907)
From tax return of capital
Class I shares	–	(2,716,414)
Class R shares	–	(204,602)
Net decrease in net assets from distributions to shareholders	(78,654,006)	(88,499,985)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	535,909,799	611,196,220
Reinvestment of distributions	63,682,135	68,779,135
Cost of shares redeemed	(443,840,174)	(814,875,369)
Net increase/(decrease) in net assets from capital share transactions	155,751,760	(134,900,014)
Class R Shares
Proceeds from shares sold	44,563,657	40,377,316
Reinvestment of distributions	5,057,864	6,146,105
Cost of shares redeemed	(42,065,796)	(80,913,738)
Net increase/(decrease) in net assets from capital share transactions	7,555,725	(34,390,317)
Net Increase/(Decrease) in Net Assets	219,032,969	(209,016,987)

NET ASSETS:
Beginning of year	$1,816,227,774	$2,025,244,761
End of year	$2,035,260,743	$1,816,227,774

See Notes to Financial Statements.

112	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	51,080,769	60,904,804
Shares issued in reinvestment of distributions	6,089,656	6,809,776
Shares redeemed	(42,478,497)	(82,235,772)
Net increase/(decrease) from share transactions	14,691,928	(14,521,192)

Class R Shares
Shares sold	4,233,570	3,986,283
Shares issued in reinvestment of distributions	482,815	606,703
Shares redeemed	(4,010,903)	(8,089,175)
Net increase/(decrease) from share transactions	705,482	(3,496,189)

See Notes to Financial Statements.

Annual Report | September 30, 2021	113

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,580,918	$1,790,458
Net realized gain/(loss)	743,942	(1,982,955)
Net change in unrealized appreciation/depreciation	1,437,705	(221,560)
Net increase/(decrease) in net assets resulting from operations	3,762,565	(414,057)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I Shares	(1,425,508)	(1,711,826)
Class R Shares	(157,316)	(212,395)
From tax return of capital
Class I Shares	–	(362,852)
Class R Shares	–	(44,662)
Net decrease in net assets from distributions to shareholders	(1,582,824)	(2,331,735)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	898,392	1,466,082
Reinvestment of distributions	1,422,378	2,064,745
Cost of shares redeemed	(3,254,457)	(6,011,805)
Net decrease in net assets from capital share transactions	(933,687)	(2,480,978)

Class R Shares
Proceeds from shares sold	425,555	602,945
Reinvestment of distributions	155,684	249,412
Cost of shares redeemed	(1,256,467)	(1,505,591)
Net decrease in net assets from capital share transactions	(675,228)	(653,234)

Net Increase/(Decrease) in Net Assets	570,826	(5,880,004)

NET ASSETS:
Beginning of year	$45,363,324	$51,243,328
End of year	$45,934,150	$45,363,324

See Notes to Financial Statements.

114	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	94,482	174,046
Shares issued in reinvestment of distributions	150,730	226,317
Shares redeemed	(344,168)	(703,397)
Net decrease from share transactions	(98,956)	(303,034)

Class R Shares
Shares sold	44,895	65,278
Shares issued in reinvestment of distributions	16,518	27,369
Shares redeemed	(133,029)	(165,647)
Net decrease from share transactions	(71,616)	(73,000)

See Notes to Financial Statements.

Annual Report | September 30, 2021	115

RiverNorth Core Opportunity Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period
Total Return(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratios to Average Net Assets (excluding interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

116	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
$7.43	$8.05	$10.88		$12.37		$11.33

0.28	0.16	0.24		0.27		0.17
2.11	(0.41)	(0.25	)(b)	0.42		1.45
2.39	(0.25)	(0.01)		0.69		1.62

(0.39)	(0.19)	(0.18)		(0.40)		(0.30)
(0.13)	(0.18)	(2.64)		(1.78)		(0.28)
–	–	–		–		–
(0.52)	(0.37)	(2.82)		(2.18)		(0.58)
–	–	0.00	(c)	0.00	(c)	0.00	(c)
1.87	(0.62)	(2.83)		(1.49)		1.04
$9.30	$7.43	$8.05		$10.88		$12.37
32.96%	(3.00%)	3.51%		5.92%		14.71%

$54,868	$49,994	$66,662		$65,592		$109,627

N/A	N/A	1.22%		N/A		1.12%

N/A	N/A	1.22%		N/A		1.12%

N/A	N/A	2.88%		N/A		1.45%

N/A	N/A	2.88%		N/A		1.45%

1.33%	1.29%	1.22%		1.17%		1.12%

1.33%	1.29%	1.22%		1.17%		1.12%

3.19%	2.10%	2.88%		2.37%		1.45%

3.19%	2.10%	2.88%		2.37%		1.45%
182%	110%	36%		58	%(f)	39	%(f)

Annual Report | September 30, 2021	117

RiverNorth Core Opportunity Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c)	Less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

118	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(a)
Net increase/ (decrease) in net asset value
Net asset value - end of period
Total Return(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)

Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

120	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
$7.44	$8.06	$10.89		$12.37		$11.32

0.25	0.15	0.22		0.23		0.16
2.12	(0.42)	(0.26	)(b)	0.44		1.44
2.37	(0.27)	(0.04)		0.67		1.60

(0.37)	(0.18)	(0.17)		(0.37)		(0.27)
(0.13)	(0.17)	(2.62)		(1.78)		(0.28)
(0.50)	(0.35)	(2.79)		(2.15)		(0.55)
–	–	0.00	(c)	0.00	(c)	0.00	(c)
1.87	(0.62)	(2.83)		(1.48)		1.05
$9.31	$7.44	$8.06		$10.89		$12.37
32.58%	(3.24%)	3.23%		5.70%		14.51%

$25,705	$27,213	$40,344		$67,199		$213,737

N/A	N/A	1.48%		N/A		1.37%
N/A	N/A	1.48%		N/A		1.37%

N/A	N/A	2.62%		N/A		1.38%

N/A	N/A	2.62%		N/A		1.38%

1.58%	1.54%	1.48%		1.41%		1.37%
1.58%	1.54%	1.48%		1.41%		1.37%

2.88%	1.93%	2.62%		2.02%		1.38%

2.88%	1.93%	2.62%		2.02%		1.38%
182%	110%	36%		58	%(f)	39	%(f)

Annual Report | September 30, 2021	121

RiverNorth Core Opportunity Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c)	Less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

122	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

124	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
$10.20	$10.33	$10.08	$10.61	$10.61

0.38	0.45	0.52	0.47	0.40
0.38	(0.10)	0.28	(0.44)	0.08
0.76	0.35	0.80	0.03	0.48

(0.44)	(0.46)	(0.55)	(0.51)	(0.45)
–	–	–	(0.04)	(0.03)
–	(0.02)	–	(0.01)	–
(0.44)	(0.48)	(0.55)	(0.56)	(0.48)
–	–	0.00 (b)	0.00 (b)	0.00 (b)
0.32	(0.13)	0.25	(0.53)	–
$10.52	$10.20	$10.33	$10.08	$10.61

7.52%	3.51%	8.21%	0.33%	4.67%

$1,894,398	$1,686,872	$1,858,103	$1,715,495	$2,024,142

N/A	N/A	0.86%	N/A	N/A
N/A	N/A	0.86%	N/A	N/A

N/A	N/A	5.13%	N/A	N/A

N/A	N/A	5.13%	N/A	N/A

0.87%	0.87%	0.86%	0.86%	0.85%
0.86%	0.87%	0.86%	0.86%	0.85%

3.66%	4.42%	5.13%	4.60%	3.80%

3.66%	4.42%	5.13%	4.60%	3.80%
100%	81%	60%	37%	50%

Annual Report | September 30, 2021	125

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

126	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

128	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
$10.22	$10.35	$10.09	$10.62	$10.62

0.36	0.43	0.50	0.45	0.38
0.37	(0.10)	0.28	(0.45)	0.08
0.73	0.33	0.78	–	0.46

(0.41)	(0.44)	(0.52)	(0.48)	(0.43)
–	–	–	(0.04)	(0.03)
–	(0.02)	–	(0.01)	–
(0.41)	(0.46)	(0.52)	(0.53)	(0.46)
–	–	0.00 (b)	0.00 (b)	0.00 (b)
0.32	(0.13)	0.26	(0.53)	–
$10.54	$10.22	$10.35	$10.09	$10.62

7.23%	3.24%	8.03%	0.07%	4.40%

$140,863	$129,355	$167,141	$165,472	$208,143

N/A	N/A	1.11%	N/A	N/A
N/A	N/A	1.11%	N/A	N/A

N/A	N/A	4.90%	N/A	N/A

N/A	N/A	4.90%	N/A	N/A

1.12%	1.12%	1.11%	1.11%	1.10%
1.11%	1.12%	1.11%	1.11%	1.10%

3.41%	4.18%	4.90%	4.34%	3.56%

3.42%	4.18%	4.90%	4.34%	3.56%
100%	81%	60%	37%	50%

Annual Report | September 30, 2021	129

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

130	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

132	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
$9.09	$9.55	$9.58	$9.73	$9.48

0.33	0.34	0.38	0.39	0.35
0.44	(0.35)	0.07	(0.18)	0.31
0.77	(0.01)	0.45	0.21	0.66

(0.33)	(0.37)	(0.48)	(0.24)	(0.38)
–	(0.08)	–	(0.12)	(0.03)
(0.33)	(0.45)	(0.48)	(0.36)	(0.41)
–	–	0.00 (b)	0.00 (b)	0.00 (b)
0.44	(0.46)	(0.03)	(0.15)	0.25
$9.53	$9.09	$9.55	$9.58	$9.73

8.55%	(0.02%)	4.85%	2.22%	7.11%

$41,386	$40,375	$45,306	$49,856	$63,842

1.75%	N/A	1.58%	1.54%	1.35%
1.35%	N/A	1.36%	1.36%	1.35%

3.07%	N/A	3.83%	3.84%	3.59%

3.47%	N/A	4.05%	4.02%	3.59%

1.75%	1.69%	1.57%	1.53%	1.35%
1.35%	1.35%	1.35%	1.35%	1.35%

3.07%	3.43%	3.84%	3.83%	3.59%

3.47%	3.78%	4.06%	4.01%	3.59%
72%	80%	52%	76%	121%

Annual Report | September 30, 2021	133

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

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Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

136	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
$9.08	$9.54	$9.58	$9.72	$9.47

0.30	0.32	0.36	0.36	0.32
0.45	(0.36)	0.05	(0.16)	0.32
0.75	(0.04)	0.41	0.20	0.64

(0.31)	(0.35)	(0.45)	(0.23)	(0.36)
–	(0.07)	–	(0.11)	(0.03)
(0.31)	(0.42)	(0.45)	(0.34)	(0.39)
–	–	0.00 (b)	0.00 (b)	0.00 (b)
0.44	(0.46)	(0.04)	(0.14)	0.25
$9.52	$9.08	$9.54	$9.58	$9.72

8.31%	(0.27%)	4.48%	2.07%	6.83%

$4,548	$4,989	$5,937	$6,758	$7,635

2.00%	N/A	1.83%	1.79%	1.63%
1.60%	N/A	1.61%	1.61%	1.60%

2.83%	N/A	3.58%	3.60%	3.29%

3.22%	N/A	3.80%	3.78%	3.33%

2.00%	1.95%	1.82%	1.78%	1.63%
1.60%	1.60%	1.60%	1.60%	1.60%

2.83%	3.19%	3.59%	3.59%	3.29%

3.22%	3.53%	3.81%	3.77%	3.33%
72%	80%	52%	76%	121%

Annual Report | September 30, 2021	137

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

138	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements
September 30, 2021

1. ORGANIZATION

The RiverNorth Funds (the “Trust” or “Funds”) was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Funds are considered investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies.

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The Core Opportunity Fund offers two classes of shares, Class I Shares (inception date of August 11, 2014) and Class R Shares (inception date of December 27, 2006). The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth. The Strategic Income Fund’s sub-adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth/Oaktree High Income Fund (the “High Income Fund”) is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth. The High Income Fund’s sub-adviser is Oaktree Capital Management, L.P. (“Oaktree Capital,” and with DoubleLine, each a “Sub-Adviser” or collectively, the “Sub-Advisers”). The investment objective of the High Income Fund is overall total return consisting of long-term capital appreciation and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE” or the “Exchange”) on the fiscal period end of the Funds.

Annual Report | September 30, 2021	139

RiverNorth Funds	Notes to Financial Statements
September 30, 2021

Security Valuation: The Funds’ assets and other financial instruments are recorded at their estimated fair value as described in Note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region. Settlement on bank loans transactions may be in excess of seven business days. Interest only stripped mortgage backed securities ("IO Strips") are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Funds upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s net asset value ("NAV"). The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations. During the year ended September 30, 2021, no foreign capital gains tax was accrued or paid by the Fund.

Other: The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

140	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements
September 30, 2021

Principal Investment Risks: All mutual funds carry a certain amount of risk. For more information on the related risks of investing in the Funds, please refer to the prospectus of each Fund.

Share Valuation: The NAV is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s or class’ assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the NAV per share.

Expenses: Some expenses of the Trust can be directly attributed to a Fund or a Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets or another method approved by the Board.

Federal Income Taxes: The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Annual Report | September 30, 2021	141

RiverNorth Funds	Notes to Financial Statements
September 30, 2021

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

●

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, rights and warrants, closed-end funds, exchange-traded funds, preferred stocks, business development companies and special purpose acquisition companies, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

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RiverNorth Funds	Notes to Financial Statements
September 30, 2021

Investments in mutual funds, including short-term investments and open-end funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, convertible corporate bonds, U.S. government bonds and notes, foreign government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. government/agency mortgage backed securities, business development company notes, bank loans, collateralized loan obligations, municipal bonds, and high yield debt, as well as non-exchange traded derivatives, including forward foreign currency contracts, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds’ good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Funds invest default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger good faith pricing than other securities.

Annual Report | September 30, 2021	143

RiverNorth Funds	Notes to Financial Statements
September 30, 2021

The following is a summary of the inputs used at September 30, 2021 in valuing the Funds’ assets and liabilities:

Core Opportunity Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$47,044,195	$–	$–	$47,044,195
Business Development Companies	5,222,293	–	–	5,222,293
Common Stocks	7,637,573	–	–	7,637,573
Exchange Traded Funds	847,870	–	–	847,870
Preferred Stocks	400,201	–	–	400,201
Business Development Company Notes	1,803,466	1,232,337	–	3,035,803
Convertible Corporate Bonds	–	1,954,873	–	1,954,873
Rights	3,320	–	–	3,320
Warrants	154,383	–	–	154,383
Short-Term Investments	13,965,438	–	–	13,965,438
Total	$77,078,739	$3,187,210	$–	$80,265,949

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RiverNorth Funds	Notes to Financial Statements
September 30, 2021

Strategic Income Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$222,519,016	$–	$–	$222,519,016
Business Development Companies	10,523,009	–	–	10,523,009
Common Stocks	80,597,336	–	–	80,597,336
Open-End Funds	32,734,160	–	–	32,734,160
Business Development Company Notes	20,288,696	3,030,338	–	23,319,034
Foreign Corporate Bonds	–	90,684,033	–	90,684,033
U.S. Corporate Bonds	–	144,441,653	–	144,441,653
Convertible Corporate Bonds	–	16,907,359	–	16,907,359
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	18,945,865	–	18,945,865
Bank Loans	–	45,760,221	–	45,760,221
Collateralized Loan Obligations	–	67,924,288	–	67,924,288
Non-Agency Collateralized Mortgage Obligations	–	478,284,916	–	478,284,916
U.S. Government Bonds and Notes	–	223,053,930	–	223,053,930
Municipal Bonds	–	278,356	–	278,356
U.S. Government / Agency Mortgage Backed Securities	–	288,703,957	–	288,703,957
Short-Term Investments	298,707,883	–	–	298,707,883
Total	$665,370,100	$1,378,014,916	$–	$2,043,385,016

Annual Report | September 30, 2021	145

RiverNorth Funds	Notes to Financial Statements
September 30, 2021

High Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$290,723	$–	$–	$290,723
Common Stocks	–	150	75,753	75,903
Preferred Stocks	–	–	117,022	117,022
Bank Loans	–	16,004,768	–	16,004,768
High Yield Debt	–	28,181,004	–	28,181,004
Rights	–	–	28	28
Warrants	–	3,436	–	3,436
Short-Term Investments	2,176,162	–	–	2,176,162
Total	$2,466,885	$44,189,358	$192,803	$46,849,046

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$184,417	$–	$184,417
Liabilities
Forward Foreign Currency Contracts	$–	$(1,910)	$–	$(1,910)
Total	$–	$182,507	$–	$182,507

*	Refer to each Fund’s Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments.

146	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2021

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2021
Strategic Income Fund
Equity-Linked Note	$11,250	$–	$–	$–	$(11,250)	$–	$–	$–	$–	$–	$(11,250)
	$11,250	$–	$–	$–	$(11,250)	$–	$–	$–	$–	$–	$(11,250)

High Income Fund
Common Stocks	$38,113	$–	$–	$(14,367)	$52,540	$–	$(533)	$–	$–	$75,753	$37,996
Preferred Stocks	96,490	–	–	–	6,530	14,000	2	–	–	117,022	6,530
Bank Loans	68,060	–	–	(4,311)	41,936	1	(105,686)	–	–	–	–
Rights	32	–	–	–	(4)	–	–	–	–	28	(4)
Warrants	–				1	–	(1)	–	–	–	1
	$202,695	$–	$–	$(18,678)	$101,003	$14,001	$(106,218)	$–	$–	$192,803	$44,523

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2021:

Quantitative Information about Level 3 Fair Value Measurements

High Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
Common Stocks	$75,753	Market Comparable Companies	EBITDA Multiple	6.00x
			Company Provided Financial Information	N/A
Preferred Stocks	117,022	Market Comparable Companies	EBITDA Multiple	12.25x
			Company Provided Financial Information	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Annual Report | September 30, 2021	147

RiverNorth Funds	Notes to Financial Statements

September 30, 2021

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds’ use of derivative instruments. The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. During the year ended September 30, 2021, the High Income Fund engaged in forward foreign currency contracts. The contracts are marked-to-market daily and the change in value is recorded by the High Income Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the High Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2021

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The High Income Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

If required by the forward foreign currency contracts, the High Income Fund has segregated sufficient assets as collateral to satisfy the current obligations with respect to forward foreign currency contracts, and this is reflected as Cash segregated at custodian for forward foreign currency contracts on the High Income Fund’s Statement of Assets and Liabilities.

The effect of derivatives instruments on each Fund's Statement of Assets and Liabilities as of September 30, 2021:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized appreciation on forward foreign currency contracts	$184,417

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized depreciation on forward foreign currency contracts	$(1,910)

Annual Report | September 30, 2021	149

RiverNorth Funds	Notes to Financial Statements

September 30, 2021

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended September 30, 2021:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Net realized gain/(loss) on Forward Foreign Currency Contracts/ Net change in unrealized appreciation/depreciation on Forward Foreign Currency Contracts	$57,668	$72,135

The forward currency contracts average notional amount during the year ended September 30, 2021, is noted below.

Fund	Average Notional Amount of Forward Foreign Currency Contracts
High Income Fund	$6,072,944

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2021

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2021.

Offsetting of Derivatives Asset
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$184,417	$–	$184,417	$(1,910)	$–	$182,507
Total	$184,417	$–	$184,417	$(1,910)	$–	$182,507

Offsetting of Derivatives Liability
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$1,910	$1,910	$(1,910)	$–	$–
Total	$1,910	$–	$1,910	$(1,910)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Annual Report | September 30, 2021	151

RiverNorth Funds	Notes to Financial Statements

September 30, 2021

5. LOAN PARTICIPATIONS AND ASSIGNMENTS

The Strategic Income Fund and High Income Fund may each invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Strategic Income Fund and High Income Fund will normally invest in corporate debt issuers in North America and Europe. The Strategic Income Fund’s and High Income Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Strategic Income Fund and High Income Fund may each invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Strategic Income Fund and High Income Fund will generally purchase assignments of these loans, in which case they will typically become lenders for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Strategic Income Fund and High Income Fund generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Strategic Income Fund and High Income Fund may each be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Strategic Income Fund and High Income Fund may each enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Strategic Income Fund and High Income Fund have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Strategic Income Fund and High Income Fund may each receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Strategic Income Fund and High Income Fund may each receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At September 30, 2021, the Strategic Income Fund and High Income Fund had $2,689,384 and $952,883 respectively, in unsettled domestic and foreign loan commitments.

6. ADVISORY FEES, TRUSTEE FEES AND OTHER AGREEMENTS

The Adviser serves as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2021

The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
High Income Fund	1.00%

The Adviser has contractually agreed to waive the High Income Fund’s management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) of the High Income Fund until at least January 31, 2022 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. This agreement may be terminated by the Board on 60 days’ written notice to the Adviser. Any waiver or reimbursement is subject to repayment by the High Income Fund within three years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board. The recoupment period is limited to three years from the time the expenses were waived or incurred, and such recoupment is limited to the lesser of (i) the expense cap in effect at the time of the waiver, and (ii) the expense cap in effect at the time of recapture.

For the year ended September 30, 2021, reimbursed expenses for the High Income Fund subject to potential recovery by year of expiration are as follows:

	Expiring September 30,
	2022	2023	2024
High Income Fund
Class I	$104,992	$145,507	$163,274
Class R	$13,864	$19,074	$19,154
Total	$111,856	$164,581	$182,428

For the year ended September 30, 2021, the Adviser voluntarily waived $184,645 in affiliated management fees attributable to the Strategic Income Fund related to the Fund's investment in an affiliate fund, the High Income Fund. The Investment Adviser Fee disclosed on the Strategic Income Fund's Statement of Operations is reflective of this waiver of affiliated management fees.

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Oaktree Capital is the investment sub-adviser to the High Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of Trustees, provide to the Strategic Income Fund and the High Income Fund such investment advice as deemed advisable and will furnish a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund's investment objective and policies. As compensation for its sub-advisory services, the Adviser, out of its own fee, is obligated to pay each Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and the High Income Fund.

Annual Report | September 30, 2021	153

RiverNorth Funds	Notes to Financial Statements

September 30, 2021

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer agent, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS receives an annual fee based on the Funds' average daily net assets, subject to certain minimums.

State Street Bank & Trust, Co. serves as the Funds’ custodian.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by the Class R shares of the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets. The expenses of the Funds’ Plan are reflected as 12b-1 fees in the Statements of Operations.

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc., an affiliate of ALPS, to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Trustees who are “interested persons” of the Trust receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives a fee of $36,000 per year, plus $1,500 per meeting attended from the Trust. In addition, the chair of the audit committee receives $1,000 annually and the lead independent Trustee receives $250 annually. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings. A Trustee and certain Officers of the Trust are also employees of the Adviser, the Distributor or ALPS.

The Trust's officers receive no compensation directly from the Trust for performing the duties of their offices. The Trust's Chief Compliance Officer (“CCO”) provides compliance services to the Trust and is also an employee and CCO of the Adviser. The CCO receives compensation directly from the Adviser for his compliance services. The Trust reimburses the Adviser for certain compliance costs related to the Funds, inclusive of a portion of the CCO's compensation. The expenses of the CCO are reflected as Compliance expenses in the Statements of Operations.

7. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2021

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2021, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$3,460,956	$45,613	$1,274,405	$–	$4,780,974
Strategic Income Fund	78,654,006	–	–	–	78,654,006
High Income Fund	1,582,824	–	–	–	1,582,824

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2020, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$2,155,943	$77,500	$1,952,953	$–	$4,186,396
Strategic Income Fund	85,578,969	–	–	2,921,016	88,499,985
High Income Fund	1,924,221	–	–	407,514	2,331,735

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2021, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Paid-in Capital	Total Distributable Earnings
Core Opportunity Fund	$–	$–
Strategic Income Fund	(2,749,698)	2,749,698
High Income Fund	(43,909)	43,909

At September 30, 2021, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$10,251,418	$3,563,128	$2,520,118	$–	$16,334,664
Strategic Income Fund	624,894	(8,091,303)	(69,636,675)	–	(77,103,084)
High Income Fund	32,455	(5,093,054)	612,013	(182,507)	(4,631,093)

Annual Report | September 30, 2021	155

RiverNorth Funds	Notes to Financial Statements

September 30, 2021

Capital Losses: As of September 30, 2021, the following Funds had capital loss carryforwards which may reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely.

Capital losses carried forward were as follows:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Strategic Income Fund	$–	$8,091,303
High Income Fund	1,116,297	3,976,757

The Strategic Income Fund used capital loss carryovers during year ended September 30, 2021 in the amount of $38,607,801.

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2021, were as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Core Opportunity Fund*	$3,788,121	$(1,268,003)	$–	$2,520,118	$77,745,831
Strategic Income Fund*	61,511,350	(131,148,025)	–	(69,636,675)	2,113,021,691
High Income Fund*	932,464	(503,042)	182,591	612,013	46,419,624

*	The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to passive foreign investment companies, wash sales, forward contract mark to market, and tax treatment of certain other investments.

8. INVESTMENT TRANSACTIONS

Investment transactions for the year ended September 30, 2021, excluding U.S. government obligations and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$123,791,550	$141,226,732
Strategic Income Fund	853,907,593	854,933,009
High Income Fund	32,802,589	35,599,042

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RiverNorth Funds	Notes to Financial Statements

September 30, 2021

Investment transactions in long term U.S. Government Obligations for the year ended September 30, 2021 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$1,196,906	$1,316,388
Strategic Income Fund	892,566,670	781,972,510

9. INVESTMENTS IN AFFILIATED COMPANIES

The Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, shares and value of investment in affiliated companies for the year ended September 30, 2021 were as follows:

Strategic Income Fund

Security Name	Value as of September 30, 2020	Purchases	Sales	Realized Gain/Loss	Change in Unrealized Gain (Loss)	Value as of September 30, 2021	Share Balance as of September 30, 2021	Distributions
Controlled Investments:
RiverNorth/Oaktree High Income Fund	$30,155,295	$1,584,533	$–	$–	$994,332	$32,734,160	3,435,936	$1,109,286
	$30,155,295	$1,584,533	$–	$–	$994,332	$32,734,160	3,435,936	$1,109,286

10. REVOLVING LINE OF CREDIT

On April 8, 2014, the Funds entered into a $100,000,000 committed, unsecured Revolving Credit Agreement with State Street Bank & Trust, Co. The Revolving Credit Agreement was amended on April 17, 2015, April 5, 2016, April 4, 2017, April 3, 2018, April 2, 2019, March 31, 2020 and on March 30, 2021. The Revolving Credit Agreement expires on March 29, 2022. Borrowings under this arrangement bear interest at the higher of the Federal Funds Rate and the One-Month LIBOR Rate in effect on the day the loan is made plus 1.25%, which was 1.33% at September 30, 2021. For the year ended September 30, 2021, the Funds paid a facility fee on unloaned balances equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.25%.

Annual Report | September 30, 2021	157

RiverNorth Funds	Notes to Financial Statements

September 30, 2021

For the year ended September 30, 2021, Core Opportunity Fund and Strategic Income Fund had no borrowings under the Revolving Credit Agreement. High Income Fund's borrowings were as follows:

	Dates of Borrowing	Maximum Borrowing Amount	Average Loan Balance Outstanding	Average Interest Rate
High Income Fund	March 29, 2021- April 22, 2021	$1,000,000	$1,000,000	1.417%

11. BENEFICIAL OWNERSHIP

On September 30, 2021, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2021, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund – Class I	Pershing	30.40%
Core Opportunity Fund – Class I	UBS Financial Services, Inc.	26.23%
Core Opportunity Fund – Class R	Charles Schwab & Company, Inc.	35.88%
Core Opportunity Fund – Class R	National Financial Services, LLC	27.23%
Strategic Income Fund – Class I	Charles Schwab & Company, Inc.	44.11%
Strategic Income Fund – Class R	Charles Schwab & Company, Inc.	46.17%
Strategic Income Fund – Class R	TD Ameritrade, Inc.	27.18%
High Income Fund – Class I	RiverNorth/DoubleLine Strategic Income Fund	79.10%
High Income Fund – Class R	Charles Schwab & Company, Inc.	66.12%

12. RELATED PARTY TRANSACTIONS

The Strategic Income Fund engaged in cross trades with other affiliated funds during the year ended September 30, 2021 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser or Sub-Adviser serves as the investment adviser or sub-adviser. The Board previously adopted procedures that apply to transactions between the Fund and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and each Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of a Fund. During the year ended September 30, 2021, the Strategic Income Fund purchased securities of affiliated funds in the amount of $11,084,244.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2021

13. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

14. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Underlying Funds and Funds. The effect of any changes to, or discontinuation of, LIBOR on the Underlying Funds and Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Underlying Funds and Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBORbased investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Funds' performance or NAV.

Annual Report | September 30, 2021	159

RiverNorth Funds	Notes to Financial Statements

September 30, 2021

15. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Although vaccines for COVID-19 are becoming more widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in the Funds’ inability to achieve their investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, negatively impact the Funds’ performance, and cause losses on your investment in the Funds. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

16. SUBSEQUENT EVENTS

The trust has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

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RiverNorth Funds	Report of Independent Registered Public Accounting Firm

September 30, 2021

To the Shareholders and Board of Trustees of
RiverNorth Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, and RiverNorth/Oaktree High Income Fund (the “Funds”) as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2021

Annual Report | September 30, 2021	161

RiverNorth Funds	Additional Information

September 30, 2021 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Part F of N-PORT. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-PORT must be made within 60 days of the end of the quarter. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Funds at 1-888-848-7569 or on the Funds’ website, www.rivernorth.com.

UNAUDITED TAX INFORMATION

The RiverNorth Core Opportunity Fund designated the following for federal income tax purposes for the year ended September 30, 2021:

	Foreign Taxes Paid	Foreign Source Income	Tax-Exempt Percentage
RiverNorth Core Opportunity Fund	$54,461	$4,108,118	1.66%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2020, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Core Opportunity Fund	11.69%	38.88%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the RiverNorth Core Opportunity Fund designated $1,274,405 as long-term capital gain dividends.

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RiverNorth Funds	Additional Information

September 30, 2021 (Unaudited)

STOCKHOLDER MEETING RESULTS

On September 16, 2021, the Trust held a Special Meeting of Shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election or re-election of five (5) Trustees of the Trust to indefinite terms.

Election of Patrick W. Galley as a Trustee of the Trust to an indefinite term to last for the lifetime of the Trust or until he sooner dies, resigns, retires or is removed.

RiverNorth Core Opportunity Fund	Shares Voted	% of Shares Voted
For	5,177,862	72.75%
Withheld	1,939,149	27.25%
Total	7,117,011	100.00%

RiverNorth/DoubleLine Strategic Income Fund	Shares Voted	% of Shares Voted
For	5,177,862	72.75%
Withheld	1,939,149	27.25%
Total	7,117,011	100.00%

RiverNorth/Oaktree High Income Fund	Shares Voted	% of Shares Voted
For	3,871,889	95.60%
Withheld	178,018	4.40%
Total	4,049,907	100.00%

Election of John K. Carter as a Trustee of the Trust to an indefinite term to last for the lifetime of the Trust or until he sooner dies, resigns, retires or is removed.

RiverNorth Core Opportunity Fund	Shares Voted	% of Shares Voted
For	7,066,895	99.30%
Withheld	50,116	0.70%
Total	7,117,011	100.00%

RiverNorth/DoubleLine Strategic Income Fund	Shares Voted	% of Shares Voted
For	7,066,895	99.30%
Withheld	50,116	0.70%
Total	7,117,011	100.00%

RiverNorth/Oaktree High Income Fund	Shares Voted	% of Shares Voted
For	4,037,863	99.70
Withheld	12,044	0.30%
Total	4,049,907	100.00%

Annual Report | September 30, 2021	163

RiverNorth Funds	Additional Information

September 30, 2021 (Unaudited)

Election of John S. Oakes as a Trustee of the Trust to an indefinite term to last for the lifetime of the Trust or until he sooner dies, resigns, retires or is removed.

RiverNorth Core Opportunity Fund	Shares Voted	% of Shares Voted
For	7,063,442	99.25%
Withheld	53,569	0.75%
Total	7,117,011	100.00%

RiverNorth/DoubleLine Strategic Income Fund	Shares Voted	% of Shares Voted
For	7,063,442	99.25%
Withheld	53,569	0.75%
Total	7,117,011	100.00%

RiverNorth/Oaktree High Income Fund	Shares Voted	% of Shares Voted
For	4,037,863	99.70%
Withheld	12,044	0.30%
Total	4,049,907	100.00%

Election of David M. Swanson as a Trustee of the Trust to an indefinite term to last for the lifetime of the Trust or until he sooner dies, resigns, retires or is removed.

RiverNorth Core Opportunity Fund	Shares Voted	% of Shares Voted
For	7,066,895	99.30%
Withheld	50,116	0.70%
Total	7,117,011	100.00%

RiverNorth/DoubleLine Strategic Income Fund	Shares Voted	% of Shares Voted
For	7,066,895	99.30%
Withheld	50,116	0.70%
Total	7,117,011	100.00%

RiverNorth/Oaktree High Income Fund	Shares Voted	% of Shares Voted
For	4,037,863	99.70%
Withheld	12,044	0.30%
Total	4,049,907	100.00%

164	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Additional Information

September 30, 2021 (Unaudited)

Election of J. Wayne Hutchens as a Trustee of the Trust to an indefinite term to last for the lifetime of the Trust or until he sooner dies, resigns, retires or is removed.

RiverNorth Core Opportunity Fund	Shares Voted	% of Shares Voted
For	7,066,895	99.30%
Withheld	50,116	0.70%
Total	7,117,011	100.00%

RiverNorth/DoubleLine Strategic Income Fund	Shares Voted	% of Shares Voted
For	7,066,895	99.30%
Withheld	50,116	0.70%
Total	7,117,011	100.00%

RiverNorth/Oaktree High Income Fund	Shares Voted	% of Shares Voted
For	4,037,863	99.70%
Withheld	12,044	0.30%
Total	4,049,907	100.00%

Annual Report | September 30, 2021	165

RiverNorth Funds	Liquidity Risk Management Program

September 30, 2021 (Unaudited)

The Funds have implemented a liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRM Program’s principal objectives include assessing, managing, and periodically reviewing each Fund’s liquidity risk. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund.

In accordance with the requirements of Rule 22e-4, the program administrator conducted an annual review of the LRM Program and, in August 2021, provided the Board of Trustees (the “Board”) with a report addressing the operation of the LRM Program and assessing its adequacy and effectiveness of implementation for the first year of operation. Among other things, the program administrator reported to the Board as to the following:

●	each Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of their respective shareholders;
●	there were no material changes to the LRM Program during the period;
●	each Fund’s strategy continued to be effective for an open-end mutual fund;
●	the implementation of the LRM Program was effective to manage each Fund’s liquidity risk and remains reasonably designed to manage each Fund’s liquidity risk;
●

the LRM Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the highly liquid investment minimum requirements; and

●	the LRM Program operated adequately during the period and was effective in assessing, monitoring and managing the liquidity risk of each Fund’s portfolio.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Funds’ prospectuses for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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RiverNorth Funds	Trustees and Officers

September 30, 2021 (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Partner, Law Office of John K. Carter, P.A. dba Carter Reymann Law, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).	10

RiverNorth Opportunities Fund, Inc. (one fund), RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund), RiverNorth Specialty Finance Corporation (one fund), RiverNorth Flexible Municipal Income Fund, Inc. (one fund), RiverNorth Flexible Municipal Income Fund II, Inc. (one fund), and Carillon Series Trust (11 funds).

Annual Report | September 30, 2021	167

RiverNorth Funds	Trustees and Officers

September 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
J. Wayne Hutchens Y.O.B. 1944	Trustee	Indefinite/ September 2021 to present	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (2012 to present); Trustee of Children’s Hospital Colorado (2012 to 2020).	10

RiverNorth Opportunities Fund, Inc. (one fund), RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund), RiverNorth Specialty Finance Corporation (one fund), RiverNorth Flexible Municipal Income Fund, Inc. (one fund), RiverNorth Flexible Municipal Income Fund II, Inc. (one fund), and ALPS Series Trust (11 funds).

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RiverNorth Funds	Trustees and Officers

September 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John S. Oakes Y.O.B. 1943	Trustee; Lead Independent Trustee	Indefinite/ December 2010 to present	Currently retired; Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017).	10

RiverNorth Opportunities Fund, Inc. (one fund), RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund), RiverNorth Specialty Finance Corporation (one fund), RiverNorth Flexible Municipal Income Fund, Inc. (one fund), and RiverNorth Flexible Municipal Income Fund II, Inc. (one fund).

Annual Report | September 30, 2021	169

RiverNorth Funds	Trustees and Officers

September 30, 2021 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
David M. Swanson Y.O.B. 1957	Trustee	Indefinite/ November 2018 to present	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	9

RiverNorth Opportunities Fund, Inc. (one fund), RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund), RiverNorth Specialty Finance Corporation (one fund), RiverNorth Flexible Municipal Income Fund, Inc. (one fund), RiverNorth Flexible Municipal Income Fund II, Inc. (one fund), and ALPS Variable Investment Trust (7 funds) (2006 to present).

[1]	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]

The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, and Rivernorth Flexible Municipal Income Fund, Inc.

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RiverNorth Funds	Trustees and Officers

September 30, 2021 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Executive Officer (2020 to present) and Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	10

RiverNorth Opportunities Fund, Inc. (one fund), RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund), RiverNorth Specialty Finance Corporation (one fund), RiverNorth Flexible Municipal Income Fund, Inc. (one fund), and RiverNorth Flexible Municipal Income Fund II, Inc. (one fund).

Annual Report | September 30, 2021	171

RiverNorth Funds	Trustees and Officers

September 30, 2021 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present	President (since 2020) and Chief Operating Officer (2011 to present), RiverNorth Capital Management, LLC.	NA

Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to Present; Indefinite/ January 2017 to Present	General Counsel and Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	NA	NA

[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]

The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth Flexible Municipal Income Fund, Inc., and RiverNorth Flexible Municipal Income Fund II, Inc.

[3]

Patrick W. Galley is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Funds’ investment adviser.

The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

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RiverNorth Funds

RiverNorth Core Opportunity Fund

RiverNorth/DoubleLine Strategic Income Fund

RiverNorth/Oaktree High Income Fund

Board of Trustees

Patrick W. Galley, CFA, Chairman

John S. Oakes

David M. Swanson

John K. Carter

J. Wayne Hutchens

Investment Adviser

RiverNorth Capital Management, LLC

Sub Advisers

DoubleLine Capital LP

Oaktree Capital Management, L.P.

Transfer Agent, Administrator and

Dividend Disbursing Agent

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Custodian

State Street Bank & Trust, Co.

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

(b)	NOT APPLICABLE.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and
(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund listed in that Fund’s prospectus .

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year	Audit Fees
	FY 2021	$82,901
	FY 2020	$83,653

(b)	Audit-Related Fees
	Fiscal Year	Registrant
	FY 2021	$0
	FY 2020	$0

(c)	Tax Fees
	Fiscal Year	Registrant
	FY 2021	$15,000
	FY 2020	$15,000
	Nature of the Tax Fees: prepare tax returns

(d)	All Other Fees
	Fiscal Year	Registrant
	FY 2021	$0
	FY 2020	$0

(e)

(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2021	$15,000	$0
FY 2020	$15,000	$0

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

(a)	The schedule of investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	NOT APPLICABLE.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13.	Exhibits.

(a)(1)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	None.

(a)(4)	None.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	December 9, 2021

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer & Chief Financial Officer

Date:	December 9, 2021